                                                                   Exhibit 10.22
================================================================================

                              EXIDE CORPORATION,

                        CERTAIN BORROWING SUBSIDIARIES

                                      AND

                              CERTAIN GUARANTORS



                      __________________________________

                                 $650,000,000
                        CREDIT AND GUARANTEE AGREEMENT
                               _________________

                                  DATED AS OF
                               DECEMBER 19, 1997

                         ____________________________



                         LEHMAN COMMERCIAL PAPER INC.,
                             as Syndication Agent

                          CREDIT SUISSE FIRST BOSTON,
                            as Administrative Agent
                         ____________________________


                             LEHMAN BROTHERS INC.
                                      and
                          CREDIT SUISSE FIRST BOSTON,
                                 as Arrangers

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                      Page
                                                                                      ----
SECTION 1. DEFINITIONS.............................................................    2
     1.1   Defined Terms...........................................................    2
     1.2   Other Definitional Provisions...........................................   33

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS.........................................   33
     2.1   Term Loan Commitments...................................................   33
     2.2   Procedure for Term Loan Borrowing.......................................   33
     2.3   Repayment of Term Loans.................................................   34
     2.4   Revolving Credit Commitments............................................   35
     2.5   Procedure for Revolving Credit Borrowing................................   36
     2.6   Swing Line Commitment...................................................   37
     2.7   Procedure for Swing Line Borrowing; Refunding of Swing Line Loans.......   37
     2.8   Reallocation of Swing Line Maximums.....................................   40

SECTION 3. PROVISIONS RELATING TO EXTENSIONS OF CREDIT; FEES AND
           PAYMENT.................................................................   40
     3.1   Repayment of Loans; Evidence of Debt....................................   40
     3.2   Facility Fees, Commitment Fees, etc.....................................   41
     3.3   Termination or Reduction of Revolving Credit Commitments................   42
     3.4   Optional Prepayments....................................................   42
     3.5   Mandatory Prepayments and Commitment Reductions.........................   43
     3.6   Conversion and Continuation Options.....................................   44
     3.7   Minimum Amounts and Maximum Number of Eurocurrency Tranches.............   45
     3.8   Interest Rates and Payment Dates........................................   45
     3.9   Computation of Interest and Fees........................................   47
     3.10  Inability to Determine Interest Rate....................................   47
     3.11  Pro Rata Treatment and Payments.........................................   48
     3.12  Requirements of Law.....................................................   51
     3.13  Taxes...................................................................   52
     3.14  Indemnity...............................................................   53
     3.15  Illegality..............................................................   54
     3.16  Change of Lending Office................................................   54
     3.17  Replacement of Lenders under Certain Circumstances......................   54
     3.18  Controls; Currency Exchange Rate Fluctuations...........................   55
     3.19  European Monetary Union.................................................   55
     3.20  Reporting Requirements of Swing Line Lenders and Issuing Lenders........   56

SECTION 4. LETTERS OF CREDIT.......................................................   56
     4.1   L/C Commitment..........................................................   56
     4.2   Procedure for Issuance of Letters of Credit.............................   57
     4.3   L/C Participations......................................................   57
     4.4   Reimbursement Obligation With Respect to Letters of Credit..............   59
     4.5   Obligations Absolute....................................................   59
     4.6   Commissions, Fees and Other Charges.....................................   60

                                                                                     Page
                                                                                     ----
     4.7   Letter of Credit Payments...............................................   60
     4.8   Applications............................................................   60
     4.9   Transitional Provisions.................................................   60

SECTION 5. REPRESENTATIONS AND WARRANTIES..........................................   61
     5.1   Financial Condition.....................................................   61
     5.2   No Change...............................................................   62
     5.3   Corporate Existence; Compliance with Law................................   62
     5.4   Corporate Power; Authorization; Enforceable Obligations.................   62
     5.5   No Legal Bar............................................................   62
     5.6   No Material Litigation..................................................   62
     5.7   No Default..............................................................   63
     5.8   Ownership of Property; Liens............................................   63
     5.9   Intellectual Property...................................................   63
     5.10  Taxes...................................................................   63
     5.11  Federal Regulations.....................................................   63
     5.12  Labor Matters...........................................................   63
     5.13  ERISA...................................................................   64
     5.14  Investment Company Act; Other Regulations...............................   64
     5.15  Subsidiaries............................................................   64
     5.16  Use of Proceeds.........................................................   64
     5.17  Environmental Matters...................................................   64
     5.18  Accuracy of Information, etc............................................   65
     5.19  Security Documents......................................................   66
     5.20  Solvency................................................................   67
     5.21  Senior Indebtedness.....................................................   67

SECTION 6. CONDITIONS PRECEDENT....................................................   67
     6.1   Conditions to Initial Extension of Credit...............................   67
     6.2   Conditions to Each Extension of Credit..................................   70

SECTION 7. AFFIRMATIVE COVENANTS...................................................   71
     7.1   Financial Statements....................................................   71
     7.2   Certificates; Other Information.........................................   71
     7.3   Payment of Obligations..................................................   73
     7.4   Conduct of Business and Maintenance of Existence, etc...................   73
     7.5   Maintenance of Property; Insurance......................................   73
     7.6   Inspection of Property; Books and Records; Discussions..................   73
     7.7   Notices.................................................................   73
     7.8   Environmental Laws......................................................   74
     7.9   Interest Rate Protection................................................   74
     7.10  Additional Collateral, etc..............................................   74
     7.11  Clean-Down..............................................................   76

SECTION 8. NEGATIVE COVENANTS......................................................   76
     8.1   Financial Condition Covenants...........................................   77
     8.2   Limitation on Indebtedness..............................................   78
     8.3   Limitation on Liens.....................................................   79
     8.4   Limitation on Fundamental Changes.......................................   81
     8.5   Limitation on Sale of Assets............................................   81

                                                                                    Page
                                                                                    ----
     8.6    Limitation on Dividends................................................   82
     8.7    Limitation on Capital Expenditures.....................................   83
     8.8    Limitation on Investments, Loans and Advances..........................   83
     8.9    Limitation on Optional Payments and Modifications of Debt Instruments,
            etc....................................................................   85
     8.10   Limitation on Transactions with Affiliates.............................   85
     8.11   Limitation on Sales and Leasebacks.....................................   85
     8.12   Limitation on Changes in Fiscal Periods................................   86
     8.13   Limitation on Negative Pledge Clauses..................................   86
     8.14   Limitation on Restrictions on Subsidiary Distributions.................   86
     8.15   Limitation on Lines of Business........................................   86

SECTION 9. EVENTS OF DEFAULT.......................................................   87

SECTION 10. GUARANTEE..............................................................   90
     10.1   Guarantee..............................................................   90
     10.2   No Subrogation, Contribution, Reimbursement or Indemnity...............   92
     10.3   Amendments, etc........................................................   92
     10.4   Guarantee Absolute and Unconditional...................................   93
     10.5   Reinstatement..........................................................   93
     10.6   Payments...............................................................   94
     10.7   Limited Effect of Limitations on Guarantees............................   94

SECTION 11. THE AGENTS.............................................................   94
     11.1   Appointment............................................................   94
     11.2   Delegation of Duties...................................................   94
     11.3   Exculpatory Provisions.................................................   94
     11.4   Reliance by Agents.....................................................   95
     11.5   Notice of Default......................................................   95
     11.6   Non-Reliance on Agents and Other Lenders...............................   95
     11.7   Indemnification........................................................   96
     11.8   Agent in Its Individual Capacity.......................................   96
     11.9   Successor Administrative Agent.........................................   96
     11.10  Authorization to Release Liens.........................................   97
     11.11  Public Deeds for Purposes of Spanish Law...............................   97
     11.12  The Arranger...........................................................   97

SECTION 12. MISCELLANEOUS..........................................................   97
     12.1   Amendments and Waivers.................................................   97
     12.2   Notices................................................................   98
     12.3   No Waiver; Cumulative Remedies.........................................   99
     12.4   Survival of Representations and Warranties.............................   99
     12.5   Payment of Expenses....................................................   99
     12.6   Successors and Assigns; Participations and Assignments.................  100
     12.7   Adjustments; Set-off...................................................  103
     12.8   Conversion of Loans....................................................  104
     12.9   Addition of Borrowing Subsidiaries.....................................  105
     12.10  Collateral Agency and Intercreditor Agreement..........................  106
     12.11  Counterparts...........................................................  106
     12.12  Severability...........................................................  106

                                                                                    Page
                                                                                    ----
     12.13  Integration............................................................  106
     12.14  GOVERNING LAW..........................................................  106
     12.15  Submission To Jurisdiction; Waivers....................................  106
     12.16  Acknowledgements.......................................................  107
     12.17  WAIVERS OF JURY TRIAL..................................................  107
     12.18  Confidentiality........................................................  107
     12.19  Enforceability; Usury..................................................  108
     12.20  Judgment...............................................................  108
     12.21  German Limitations on Liability........................................  109
     12.22  Certain Waivers........................................................  109

                                    ANNEXES
                     ----------------------------------

A         Pricing Grid
B         Calculation of The MLA Cost

                                   SCHEDULES
                     ----------------------------------

1.1A      Commitments
1.1B      Addresses and Designated Maximums for Borrowing Subsidiaries
1.1C      Currency Maximums
1.1D      Mortgaged Property
1.1E      Permitted Acquisitions
1.1F      Certain Letters of Credit
1.1G      Wholly Owned Subsidiaries
5.4       Consents, Authorizations, Filings and Notices
5.15      Subsidiaries
5.17      Assumed Environmental Liabilities
5.19(a)   UCC Filing Jurisdictions
5.19(b)   Mortgage Filing Jurisdictions
8.2(e)    Existing Indebtedness
8.3(f)    Existing Liens
8.5       Permitted Asset Sales
8.8(j)    Existing Investments
8.14      Existing Restrictions on Subsidiary Distributions
10.1      Exceptions to Guarantees by Foreign Subsidiaries

                                   EXHIBITS
                     ----------------------------------

A         Form of Collateral Agency and Intercreditor Agreement
B         Form of Collateral Agreement
C         Form of Compliance Certificate
D         Form of Domestic Obligations Guarantor Joinder Agreement
E         Form of Foreign Obligations Guarantor Joinder Agreement
F-1       Form of Tranche A Term Note
F-2       Form of Tranche B Term Note
F-3       Form of Revolving Credit Note
F-4       Form of Swing Line Note
G         Form of Prepayment Option Notice
H         Form of Exemption Certificate
I         Form of Closing Certificate

J    Form of Legal Opinion of Kirkland & Ellis
K    Form of Assignment and Acceptance
L    Form of Borrowing Subsidiary Joinder Agreement

                                                                EXHIBIT 10.22

          CREDIT AND GUARANTEE AGREEMENT, dated as of December 19, 1997, among:

     (a)  Exide Corporation, a Delaware corporation (the "Company");
                                                          -------

     (b)  the Borrowing Subsidiaries signatories hereto;

     (c)  the Guarantors signatories hereto;

     (d)  the several Lenders from time to time parties hereto;

     (e) Lehman Brothers Inc. and Credit Suisse First Boston, as advisors and arrangers (in such capacity, the "Arrangers");
                                            ---------

     (f) Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders; and
               --------------------

     (g) Lehman Commercial Paper Inc., as syndication agent (in such capacity, the "Syndication Agent") for the Lenders.
               -----------------

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Company is a party to the Credit Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Existing Domestic Credit Agreement"), with the lenders parties
           ----------------------------------
thereto and Bankers Trust Company, as administrative agent;

          WHEREAS, certain foreign subsidiaries of the Company (including certain of the Borrowing Subsidiaries) are parties to the Amended and Restated Facilities Agreement, dated 3 July 1997 (as amended, supplemented or otherwise modified from time to time, the "Existing Foreign Credit Agreement"; and
                                 ---------------------------------
together with the Existing Domestic Credit Agreement, the "Existing Credit
                                                           ---------------
Agreements"), with the lenders parties thereto and Bankers Trust Company, as
----------
agent;

          WHEREAS, the Company wishes to refinance the Existing Credit Agreements and redeem its 10-3/4% Senior Notes due December 15, 2002 (the "Senior 10-3/4% Notes");
 --------------------

          WHEREAS, the Company has requested that the Lenders make available certain credit facilities, the proceeds of which would be used to refinance the Existing Credit Agreements and (in the case of proceeds made available to the Company) to redeem its Senior 10-3/4% Notes;

          WHEREAS, the Lenders are willing to make such credit facilities available upon and subject to the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                            SECTION 1.  DEFINITIONS

          1.1  Defined Terms.  As used in this Agreement, the terms listed in
               -------------
this Section 1.1 shall have the respective meanings set forth in this Section
1.1.

          "Acquired Indebtedness":  the difference (but not below zero) between
           ---------------------
     (a) Indebtedness of a Subsidiary of the Company assumed or acquired as a result of a Permitted Acquisition, so long as the respective Indebtedness existed prior to the respective Permitted Acquisition and was not incurred in connection with, or in contemplation of, the Permitted Acquisition or the respective Person becoming a Subsidiary of the Company, and provided that no Person other than the respective Subsidiary created or acquired as a result of the respective Permitted Acquisition shall have any liability (contingent or otherwise) with respect to any Acquired Indebtedness and (b) the net working capital (defined as current assets minus current liabilities) (but not below zero) of the Subsidiary acquired as a result of such Permitted Acquisition.

          "Adjustment Date":  as defined in the Pricing Grid.
           ---------------

          "Affiliate":  as to any Person, any other Person which, directly or
           ---------
     indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agents":  the collective reference to the Syndication Agent and the
           ------
     Administrative Agent.

          "Aggregate Exposure":  with respect to any Lender, an amount equal to
           ------------------
     (a) until the Closing Date, the aggregate amount of such Lender's Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of such Lender's Term Loans and (ii) the amount of such Lender's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit.

          "Aggregate Exposure Percentage"  with respect to any Lender, the ratio
           -----------------------------
     (expressed as a percentage) of such Lender's Aggregate Exposure to the Aggregate Exposure of all Lenders.

          "Agreement":  this Credit and Guarantee Agreement, as amended,
           ---------
     supplemented or otherwise modified from time to time.

          "Applicable Margin":  for each Type of Loan, the rate per annum set
           -----------------
     forth under the relevant column heading below:

                                    Base Rate Loans and
                                     Foreign Alternate       Eurocurrency
                                        Rate Loans              Loans
                                   ---------------------   ---------------
          Revolving Credit Loans            .50%                 1.50%
          Tranche A Term Loans             1.00%                 2.00%
          Tranche B Term Loans             1.25%                 2.25%

     provided, that on and after the first Adjustment Date occurring after the
     --------
     completion of two full fiscal quarters of the Company after the Closing Date, the Applicable Margin will be determined pursuant to the Pricing Grid.

          "Application":  an application, in such form as the Issuing Lender may
           -----------
     specify from time to time, requesting such issuing lender to open a Letter of Credit.

          "Asset Sale":  any Disposition of Property or series of related
           ----------
     Dispositions of Property (excluding any such Disposition permitted by any of clauses (a) through (f) of Section 8.5 or any such Disposition described in Section 8.11(b)) which yields gross proceeds (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) to the Company and any of its Subsidiaries in excess of $500,000.

          "Assignee":  as defined in Section 12.6(c).
           --------

          "Assignor":  as defined in Section 12.6(c).
           --------

          "Available ECF Amount":  at any date on or after April 1, 1999, the
           --------------------
     portion of Excess Cash Flow for the fiscal year most recently ended which was not required to be applied to prepay the Term Loans and reduce the Revolving Credit Commitments pursuant to Section 3.5 (as set forth in the certificate delivered by the Company pursuant to Section 7.2(a) with respect to such prior fiscal year).

          "Available Prepayment Amount":  at any time during any fiscal year of
           ---------------------------
     the Company, an amount equal to the lesser of:

               (a) the difference between (i) $20,000,000 and (ii) the aggregate principal amount of Eligible Prepayment Debt which prior to such time has been prepaid, repurchased or redeemed during the term of this Agreement;

               (b) the amount equal to (i) the Available ECF Amount minus (ii) the amount (to the extent positive) by which (A) the sum of (x) the aggregate Purchase Prices for all Permitted Acquisitions consummated since the Closing Date and (y) the aggregate principal amount of Eligible Prepayment Debt which has been prepaid, repurchased or redeemed during such fiscal year exceeds (B) $80,000,000.

          "Available Revolving Credit Commitment":  as to any Revolving Credit
           -------------------------------------
     Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Credit Commitment over (b) the Dollar Equivalent of such
                                          ----
     Lender's Revolving Extensions of Credit.

          "Base Rate":  for any day, a rate per annum (rounded upwards, if
           ---------
     necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate"
                                                                ----------
     shall mean the rate of interest per annum publicly announced from time to time by the Reference Lender as its prime or base rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Reference Lender in connection with extensions of credit to debtors). Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Base Rate Loans":  Loans the rate of interest applicable to which is
           ---------------
     based upon the Base Rate.

          "Board":  the Board of Governors of the Federal Reserve System of the
           -----
     United States (or any successor).

          "Borrower" or "Borrowers":  the individual or collective reference to
           --------      ---------
     the Company and the Borrowing Subsidiaries, in their respective capacities as borrowers hereunder.

          "Borrowing Date":  any Business Day specified by a Borrower as a date
           --------------
     on which such Borrower requests the relevant Lenders to make Loans hereunder.

          "Borrowing Subsidiary":  each Foreign Subsidiary of the Company set
           --------------------
     forth on the signature pages hereto as a Borrowing Subsidiary.

          "Borrowing Subsidiary Joinder Agreement":  the Borrowing Subsidiary
           --------------------------------------
     Joinder Agreement, substantially in the form of Exhibit L.

          "Business":  as defined in Section 5.17.
           --------

          "Business Day":  a day other than a Saturday, Sunday or other day on
           ------------
     which commercial banks in New York City or London, England are authorized or required by law to close; provided that such day also (a) is a day upon
                                  --------
     which trading is conducted by and between banks in deposits for the currency in which such Eurocurrency Loan is to be made in the relevant interbank eurocurrency market, with respect to notices and determinations in connection with, and payments of principal and interest on, Eurocurrency Loans and (b) is not a day on which commercial banks in the principal financial center in the country in which such Borrowing Subsidiary is organized are authorized or required by law to close, in the case of Loans made to any Borrowing Subsidiary.

          "Capital Expenditures":  for any period, with respect to any Person,
           --------------------
     the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

          "Capital Lease Obligations":  as to any Person, the obligations of
           -------------------------
     such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          "Capital Stock":  any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

          "Cash Equivalents":  (a) marketable direct obligations issued by, or
           ----------------
     unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition;
     (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000;
     (c) commercial paper of an issuer rated at least A-2 by Standard & Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc.
                        ---
     ("Moody's"), or carrying an equivalent rating by a nationally recognized
     ---------
     rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through
     (f) of this definition.

          "Closing Date":  the date on which the conditions precedent set forth
           ------------
     in Section 6.1 shall have been satisfied, which date shall be no later than January 15, 1998.

          "Code":  the Internal Revenue Code of 1986, as amended from time to
           ----
     time.

          "Collateral":  all Property of the Loan Parties, now owned or
           ----------
     hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Collateral Agency and Intercreditor Agreement":  the Collateral
           ---------------------------------------------
     Agency and Intercreditor Agreement to be executed and delivered by the Company and the Administrative Agent (on behalf of each of the Lenders), substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

          "Collateral Agreement":  the Collateral Agreement to be executed and
           --------------------
     delivered by the Company and each Domestic Subsidiary Guarantor, substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

          "Commitment":  as to any Lender, the sum of the Tranche A Term Loan
           ----------
     Commitment, the Tranche B Term Loan Commitment and the Revolving Credit Commitment of such Lender.

          "Commonly Controlled Entity":  an entity, whether or not incorporated,
           --------------------------
     which is under common control with the Company within the meaning of
     Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

          "Compliance Certificate":  a certificate duly executed by a
           ----------------------
     Responsible Officer substantially in the form of Exhibit C.

          "Confidential Information Memorandum":  the Confidential Information
           -----------------------------------
     Memorandum dated November 1997 and furnished to the Lenders.

          "Consolidated Current Assets":  at any date, all amounts (other than
           ---------------------------
     cash and Cash Equivalents) which would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date.

          "Consolidated Current Liabilities":  at any date, all amounts which
           --------------------------------
     would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt and any short-term lines of credit of the Company and its Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Credit Loans or Swing Line Loans to the extent otherwise included therein.

     "Consolidated EBITDA":  for any period, Consolidated Net Income for such
      -------------------
     period plus, without duplication and to the extent reflected as a charge in
            ----
     the statement of such Consolidated Net Income for such period, the sum of
     (a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any other non-cash charges and (f) any foreign currency translation losses required to be recognized in accordance with GAAP with respect to intercompany obligations, and minus, to the extent included in the
                                   -----
     statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (c) any other non-cash income, all as determined on a consolidated basis and (d) any foreign currency translation gains required to be recognized in accordance with GAAP with respect to intercompany obligations.

          "Consolidated Fixed Charge Coverage Ratio":  for any period, the ratio
           ----------------------------------------
     of (a) Consolidated EBITDA for such period less (i) the aggregate amount actually paid by the Company and its Subsidiaries in cash during such period on account of Capital Expenditures and (ii) any Restructuring Charges during such period to (b) Consolidated Fixed Charges for such period.

          "Consolidated Fixed Charges":  for any period, the sum (without
           --------------------------
     duplication) of (a) Consolidated Interest Expense (net of consolidated interest income) for such period, (b) cash income taxes paid by the Company or any of its Subsidiaries on a consolidated basis in respect of such period, (c) scheduled payments made during such period on account of principal of Indebtedness of the Company or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loans and scheduled reductions of the Revolving Credit Commitments) and (d) any dividends paid in cash during such period in accordance with the provisions of Section 8.6(c).

          "Consolidated Interest Expense":  for any period, total cash interest
           -----------------------------
     expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Protection Agreements to the extent such net costs are allocable to such period in accordance with GAAP).

          "Consolidated Leverage Ratio":  as at the last day of any period of
           ---------------------------
     four consecutive fiscal quarters, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for such period; provided that for
                                                             --------
     purposes of calculating Consolidated EBITDA of the Company and its Subsidiaries for any period, the Consolidated EBITDA of any Person acquired by the Company or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of each such
       --- -----
     acquisition and the incurrence or assumption of any

     Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (i) have been previously provided to the Administrative Agent and the Lenders and (ii) either (A) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent.

          "Consolidated Net Income":  for any period, the consolidated net
           -----------------------
     income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be
                                                 --------
     excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Company) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

          "Consolidated Total Debt":  at any date, the aggregate principal
           -----------------------
     amount of all Indebtedness of the Company and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Working Capital":  at any date, the excess of
           ----------------------------
     Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

          "Continuing Directors":  the directors of the Company on the Closing
           --------------------
     Date, and each other director, if, in each case, such other director's nomination for election to the board of directors of the Company is recommended by at least 66-2/3% of the then Continuing Directors.

          "Contractual Obligation":  as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

          "Convertible Indenture":  the Indenture, dated as of December 15,
           ---------------------
     1995, between the Company and The Bank of New York, as trustee, pursuant to which the Convertible Notes were issued, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

          "Convertible Notes":  the 2.9% Convertible Senior Subordinated Notes
           -----------------
     due 2005 of the Company, issued pursuant to the Convertible Indenture.

          "Currency Maximum":  with respect to any Optional Currency, the amount
           ----------------
     set forth opposite such Optional Currency on Schedule 1.1C hereto.

          "Default":  any of the events specified in Section 9, whether or not
           -------
     any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Designated Disposition Proceeds":  at any date, the amount equal to
           -------------------------------
     the aggregate Net Cash Proceeds received from Asset Sales with respect to assets which were acquired by the Company and its Subsidiaries within 12 months prior to the date of such Asset Sale; provided that, within 30 days
                                                  --------
     following the date of their acquisition by the Company and its Subsidiaries, the Company provided to the Agents a written notice which (a) clearly identified such assets, (b) set forth the Company's good faith estimate of the fair market value thereof and (c) designated such assets as being non-core assets held for disposition. Notwithstanding anything to the contrary contained herein, the Net Cash Proceeds received by the Company and its Subsidiaries on account of the sale of the Company's Italian plastics Subsidiary in an aggregate amount not to exceed $15,000,000 shall be deemed to constitute Designated Disposition Proceeds.

          "Designated Equity Amounts":  at any date, the amount equal to the sum
           -------------------------
     of (i) the aggregate amount of Net Cash Proceeds received by the Company and its Subsidiaries from the issuance of Capital Stock and (ii) the value of any shares of common stock of the Company directly issued to the sellers as part of the consideration for any Permitted Acquisition (valued at fair market value (as determined in good faith by the Board of Directors of the Company)), in each case, which (a) have been designated in writing by the Company to the Administrative Agent as "Designated Equity Amounts" and (b) are utilized by the Company and its Subsidiaries within 45 days after such receipt to finance Permitted Acquisitions pursuant to Section 8.8(h).

          "Designated Maximum":  with respect to any Borrowing Subsidiary, the
           ------------------
     amount set forth opposite such Borrowing Subsidiary's name on Schedule 1.1B hereto.

          "DM Agreement":  the Fiscal and Paying Agent Agreement, dated as of
           ------------
     April 23, 1997, between EHE, the Company, The Bank of New York, as U.S. fiscal and paying agent and Deutsche Bank Aktiengesellschaft, as DM fiscal and paying agent, pursuant to which the DM Notes were issued, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

          "DM Notes":  the 9.125% Senior Notes due 2004 of EHE, issued pursuant
           --------
     to the DM Agreement.

          "Disposition":  with respect to any Property, any sale, lease, sale
           -----------
     and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative
                             -------       -----------
     meanings.

          "Dollar Equivalent":  with respect to any amount at any date of
           -----------------
     determination thereof, the sum of (x) for any such amount denominated in Dollars, such amount and

     (y) for any such amount denominated in any currency other than Dollars, an amount in Dollars equivalent to such principal amount or such other amount calculated on the basis of the Spot Rate of Exchange on such date of determination.

          "Dollars" and "$":  dollars in lawful currency of the United States of
           -------       -
     America.

          "Domestic Obligations":  the unpaid principal of and interest on
           --------------------
     (including, without limitation, interest accruing after the maturity of the Loans made to the Company and Reimbursement Obligations of the Company and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans made to the Company and all other obligations and liabilities of the Company to the Administrative Agent or to any Lender (or, in the case of Interest Rate Protection Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Interest Rate Protection Agreement entered into with any Lender or any affiliate of any Lender, any foreign currency hedge agreement or swap entered into with any Lender or any affiliate of any Lender, or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Company pursuant hereto) or otherwise.

          "Domestic Obligations Guarantor Joinder Agreement":  the Domestic
           ------------------------------------------------
     Obligations Guarantor Joinder Agreement, substantially in the form of Exhibit D.

          "Domestic Receivables Facility":  the collective reference to (i) the
           -----------------------------
     Receivables Purchase Agreement, dated as of February 17, 1994, between the Company, as seller, and Three Rivers Funding Corporation, as buyer, as such Receivables Purchase Agreement is in effect on the Closing Date, but giving effect to (x) extensions of the termination date thereunder, (y) increases in the committed amount thereof after the Closing Date, but only if the respective increases are approved in writing by the Required Lenders, and
     (z) other changes thereto approved by the Agents and (ii) any additional or substitute or replacement receivables facility so long as such facility and all documentation therefor, and the committed amount thereof, is approved in writing by the Required Lenders.

          "Domestic Receivables Facility Attributed Indebtedness":  the
           -----------------------------------------------------
     aggregate amount theretofore paid to the Company or any of its Subsidiaries in respect of the receivables sold by it pursuant to the Domestic Receivables Facility, in each case to the extent the respective receivables have not yet been repaid by the respective account debtor or repurchased by the Company (it being the intent of the parties that the amount of Domestic Receivables Facility Attributed Indebtedness at any time outstanding approximate as closely as possible the principal amount of Indebtedness which would be outstanding at such time under the Domestic Receivables Facility if same were structured as a secured lending agreement rather than a purchase agreement).

          "Domestic Receivables Facility Commitment":  the aggregate commitments
           ----------------------------------------
     to purchase receivables pursuant to the Domestic Receivables Facility as in effect from time to time.

          "Domestic Receivables Financier":  Three Rivers Funding Corporation or
           ------------------------------
     any other purchaser pursuant to the Domestic Receivables Facility as then in effect.

          "Domestic Receivables Maximum Commitment Amount":  initially,
           ----------------------------------------------
     $75,000,000; provided that such amount may be increased from time to time
                  --------
     after the Closing Date to a maximum of $90,000,000 as the Domestic Receivables Facility Commitment pursuant to the Domestic Receivables Facility (or the various facilities comprising the Domestic Receivables Facility) is increased.

          "Domestic Subsidiary":  any Subsidiary of the Company organized under
           -------------------
     the laws of any jurisdiction within the United States of America.

          "Domestic Subsidiary Guarantor":  each Domestic Subsidiary and each
           -----------------------------
     Foreign Subsidiary which has guaranteed all or any portion of the Domestic Obligations.

          "ECF Percentage":  75%; provided, that, with respect to each fiscal
           --------------         --------
     year of the Company ending on or after March 31, 2000, the ECF Percentage shall be reduced to 50% if the aggregate principal amount of the Term Loans outstanding as of the last day of such fiscal year is less than $200,000,000.

          "EHE":  Exide Holding Europe S.A., a corporation organized under the
           ---
     laws of the Republic of France.

          "Eligible Prepayment Debt":  Indebtedness of the type described in
           ------------------------
     clause (c) of the definition of such term which is not expressly subordinated by its terms to the Obligations.

          "Environmental Insurance Recoveries":  any recoveries (whether
           ----------------------------------
     consisting of payments of claims or amounts received pursuant to, or in settlement of, litigation) from insurance carriers representing amounts asserted as owing to the Company or its Subsidiaries under insurance policies in respect of environmental claims or liabilities.

          "Environmental Laws":  any and all foreign, Federal, state, local or
           ------------------
     municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "ERISA":  the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time.

          "Eurocurrency Base Rate":  with respect to each day during each
           ----------------------
     Interest Period pertaining to a Eurocurrency Loan, the rate per annum determined by the Administrative Agent at approximately 11:00 A.M., London time, on the date which is two Business Days prior to the beginning of such Interest Period (or, with respect to Loans or Letters of Credit in Pounds, on the first Business Day of such Interest Period) by reference to the "British Bankers' Association Interest Settlement Rates" for deposits in the currency of such Loan (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period (rounded, if necessary, upward to the nearest whole multiple of 1/16th of 1%) plus, in the case of any such Eurocurrency Loan denominated in Pounds, the MLA Cost. In the event that such rate is not ascertainable pursuant to the foregoing provisions of this definition, the Eurocurrency Base Rate shall be determined by reference to the rate at which the Administrative Agent is offered deposits in the currency of such Loan at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period (or, with respect to Loans or Letters of Credit in Pounds, on the first Business Day of such Interest Period) in the interbank eurocurrency market where its eurocurrency and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

          "Eurocurrency Loans":  Loans the rate of interest applicable to which
           ------------------
     is based upon the Eurocurrency Rate.

          "Eurocurrency Rate":  with respect to each day during each Interest
           -----------------
     Period pertaining to a Eurocurrency Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                            Eurocurrency Base Rate
                     ------------------------------------------
                      1.00 - Eurocurrency Reserve Requirements

          "Eurocurrency Reserve Requirements":  for any day as applied to a
           ---------------------------------
     Eurocurrency Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

          "Eurocurrency Tranche":  the collective reference to Eurocurrency
           --------------------
     Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "European Receivables Facility":  the receivables purchase or
           -----------------------------
     refinancing agreements among EHE and/or its Subsidiaries and one or more European Receivables Financiers; provided, that no recourse shall be
                                      --------
     provided to the Company
     or any of its Subsidiaries (other than the European Receivables Subsidiaries) pursuant to the European Receivables Facility or any documentation related thereto (and no representations, warranties, undertakings or assurances shall be provided by the Company or any of its Subsidiaries (other than the European Receivables Subsidiaries) in connection therewith.

          "European Receivables Facility Attributed Indebtedness":  at any time,
           -----------------------------------------------------
     the amount equal to (a) the aggregate amount theretofore paid to EHE and/or its Subsidiaries in respect of the receivables sold by any of them pursuant to the European Receivables Facility, in each case to the extent the respective receivables have not yet been repaid by the respective account debtor or repurchased by EHE and/or its Subsidiaries minus (b) any cash and Cash Equivalents then held as collateral security by the European Receivables Financier on account of amounts owing to the European Receivables Financier under the European Receivables Facility (it being the intent of the parties that the amount of European Receivables Facility Attributed Indebtedness at any time outstanding approximate as closely as possible, after reduction for such cash and Cash Equivalent collateral, the principal amount of indebtedness which would be outstanding at such time under the European Receivables Facility if same were structured as a secured lending agreement).

          "European Receivables Financier":  at any time shall mean any
           ------------------------------
     purchaser, lender or provider of credit (excluding EHE and its Subsidiaries) pursuant to the European Receivables Facility as then in effect.

          "European Receivables Maximum Commitment Amount":  $175,000,000.
           ----------------------------------------------

          "European Receivables Subsidiaries":  shall mean two Wholly-Owned
           ---------------------------------
     Subsidiaries of EHE which engage in no activities other than in connection with the financing of accounts receivable and which are designated (as provided below) as European Receivables Subsidiaries (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which
     (i) is guaranteed by the Company or any other Subsidiary of the Company (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness)) pursuant to Standard Securitization Undertakings, (ii) is recourse to or obligates the Company or any other Subsidiary of the Company in any way (other than pursuant to Standard Securitization Undertakings) or (iii) subjects any property or asset of the Company or any other Subsidiary of the Company, directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than pursuant to Standard Securitization Undertakings), (b) with which neither the Company nor any of its Subsidiaries has any contract, agreement, arrangement or understanding (other than pursuant to the European Receivables Facility (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms less favorable to the Company or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Company, and (c) to which neither the Company nor any other Subsidiary of the Company has any obligation to maintain or preserve either such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation shall be evidenced by filing with the Administrative Agent an officer's certificate of the

     Company certifying that, to the best of such officer's knowledge and belief after consultation with counsel, such designation complies with the foregoing conditions.

          "Event of Default":  any of the events specified in Section 9,
           ----------------
     provided that any requirement for the giving of notice, the lapse of time,
     --------
     or both, has been satisfied.

          "Excess Cash Flow":  for any fiscal year of the Company, the excess,
           ----------------
     if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal year, (iv) an amount equal to the aggregate net non-cash loss on the Disposition of Property by the Company and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income and (v) the net increase during such fiscal year (if any) in deferred tax accounts of the Company over (b) the sum, without
                                                      ----
     duplication, of (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Company and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures and any such expenditures financed with the proceeds of any Reinvestment Deferred Amount), (iii) the aggregate amount of all prepayments of Revolving Credit Loans and Swing Line Loans during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Credit Commitments, other than as a result of the commitment reductions set forth in Section 3.5, (iv) all optional prepayments of the Term Loans during such fiscal year, other than as a result of the mandatory prepayments set forth in Section 3.5, (iv) the aggregate amount of all regularly scheduled principal payments of Funded Debt (including, without limitation, the Term Loans) of the Company and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (v) increases in Consolidated Working Capital for such fiscal year, (vi) an amount equal to the aggregate net non-cash gain on the Disposition of Property by the Company and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income, (vii) the net decrease during such fiscal year (if any) in deferred tax accounts of the Company and (viii) any cash Restructuring Charges during such fiscal year.

          "Excess Cash Flow Application Date":  as defined in Section 3.5(c).
           ---------------------------------

          "Existing Mortgage Assignment":  the Assignments of Mortgage and/or
           ----------------------------
     Deed of Trust, in form and substance reasonably satisfactory to the Agents, executed by Bankers Trust Company, as agent under the Existing Domestic Credit Agreement, as assignor pursuant to which Bankers Trust Company, as agent under the Existing Domestic Credit Agreement shall assign all of its right, title and interest in, to and under each of the Existing Mortgages to the Administrative Agent for the benefit of the Lenders.

          "Existing Mortgage Amendments":  the Amendments to Mortgage and/or
           ----------------------------
     Deed of Trust, in form and substance reasonably satisfactory to the Agents, executed by the Loan Party party to the Existing Mortgage, pursuant to which, inter alia, each Existing Mortgage shall be amended to reflect the
            ----- ----
     refinancing of the Existing Domestic Credit Agreement.

          "Existing Mortgages":  the mortgages and deeds of trust made by any of
           ------------------
     the Loan Parties in favor of Bankers Trust Company, as agent under the Existing Domestic Credit Agreement, pursuant to the Existing Domestic Credit Agreement, other than the mortgages and deeds of trust encumbering real property which is sold pursuant to the GE Sale-Leaseback.

          "Facility":  each of (a) the Tranche A Term Loan Commitments and the
           --------
     Tranche A Term Loans made thereunder (the "Tranche A Term Loan Facility"),
                                                ----------------------------
     (b) the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the "Tranche B Term Loan Facility") and (c) the Revolving
                      ----------------------------
     Credit Commitments and the extensions of credit made thereunder (the "Revolving Credit Facility").
      -------------------------

          "Facility Fee Rate":  1/2 of 1% per annum; provided, that on and after
           -----------------                         --------
     the first Adjustment Date occurring after the completion of two full fiscal quarters of the Company after the Closing Date, the Facility Fee Rate will be determined pursuant to the Pricing Grid.

          "Federal Funds Effective Rate"; for any day, the weighted average of
           ----------------------------
     the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Reference Lender from three federal funds brokers of recognized standing selected by it.

          "Foreign Alternate Rate Loans":  Loans in any Optional Currency the
           ----------------------------
     rate of interest applicable to which is based upon:

               (a) in the case of Swing Line Loans denominated in any Optional Currency, the rate of interest per annum maintained by the relevant Swing Line Lender as the rate of interest (in the absence of a eurocurrency rate) it charges borrowers of similar quality as the relevant Borrower of such Loans in effect at its principal office for dealings in such Optional Currency; and

               (b) in the case of each Loan (other than Swing Line Loans) denominated in any Optional Currency, the rate of interest per annum which is negotiated in good faith by the Administrative Agent and the relevant Borrower from time to time and approved by the Lenders holding not less than 80% of the affected Loans.

     Notwithstanding anything to the contrary contained herein, Loans (other than Swing Line Loans) may be made or maintained as Foreign Alternate Rate Loans only to the extent specified in Section 3.10 or 3.15.

          "Foreign Lender":  any Lender which has (i) a Tranche A Term Loan
          --------------
     Commitment or made Tranche A Term Loans, (ii) made Tranche B Term Loans to any Borrowing Subsidiary or (iii) a Revolving Credit Commitment or made Revolving Credit Loans to any Borrowing Subsidiary or purchased participating interests in Letters of Credit or Swing Line Loans issued for the account of or made to any Borrowing Subsidiary.

          "Foreign Obligations":  the unpaid principal of and interest on
           -------------------
     (including, without limitation, interest accruing after the maturity of the Loans made to any of the Borrowing Subsidiaries and Reimbursement Obligations of any Borrowing Subsidiary and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Borrowing Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans made to any of the Borrowing Subsidiaries and all other obligations and liabilities of any of the Borrowing Subsidiaries to the Administrative Agent or to any Lender (or, in the case of Interest Rate Protection Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Interest Rate Protection Agreement entered into with any Lender or any affiliate of any Lender, any foreign currency hedge agreement or swap entered into with any Lender or any affiliate of any Lender, or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by any of the Borrowing Subsidiaries pursuant hereto) or otherwise.

          "Foreign Obligations Guarantor Joinder Agreement":  the Foreign
           -----------------------------------------------
     Obligations Guarantor Joinder Agreement, substantially in the form of Exhibit E.

          "Foreign Subsidiary":  any Subsidiary of the Company that is not a
           ------------------
     Domestic Subsidiary.

          "Foreign Subsidiary Guarantor":  each Domestic Subsidiary and each
           ----------------------------
     Foreign Subsidiary which has guaranteed all or any portion of the Foreign Obligations.

          "Franc Equivalent":  with respect to any amount at any date of
           ----------------
     determination thereof, the sum of (x) for any such amount denominated in Francs, such amount and (y) for any such amount denominated in any currency other than Francs, an amount in Francs equivalent to such principal amount or such other amount calculated on the basis of the Spot Rate of Exchange on such date of determination.

          "Francs" and "Ffr":  francs in lawful currency of the Republic of
           ------       ---
     France.

          "Funded Debt":  as to any Person, all Indebtedness of such Person that
           -----------
     matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including, without limitation, all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Company, Indebtedness in respect of the Loans.

          "Funding Office":  with respect to any currency the office specified
           --------------
     from time to time by the Administrative Agent as its funding office for such currency by notice to the relevant Borrower and the Lenders.

          "GAAP":  generally accepted accounting principles in the United States
           ----
     of America as in effect from time to time, except that for purposes of
     Section 8.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered pursuant to
     Section 5.1(b). In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Company and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Company's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Company, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission (or successors thereto or agencies with similar functions).

          "GE Sale-Leaseback":  the sale by the Company to General Electric
           -----------------
     Capital Corporation of up to $50,000,000 of certain manufacturing and related equipment of the Company and the subsequent lease by the Company from General Electric Capital Corporation of such facility pursuant to the sale and lease documentation in connection therewith as in effect on the Closing Date (and any amendments thereto which do not adversely impact the Lenders in any material respect).

          "Governmental Authority":  any nation or government, any state or
           ----------------------
     other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including, without limitation, for purposes of Section 3.12 only, the National Association of Insurance Commissioners).

          "Guarantee Obligation":  as to any Person (the "guaranteeing person"),
           --------------------                           -------------------
     any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any
                                                  -------------------
     other third Person (the "primary obligor") in any manner, whether directly
                              ---------------
     or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include
     --------  -------
     endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

          "Guaranteed Party":  any of the Company or any Borrowing Subsidiary,
           ----------------
     in its capacity as the party whose obligations under this Agreement and under the other Loan Documents are guaranteed as provided in Section 10.

          "Guarantor" or "Guarantors":  the individual or collective reference
           ---------      ----------
     to the Company (in its capacity as guarantor of the Foreign Obligations) and the Subsidiary Guarantors.

          "Indebtedness":  of any Person at any date, without duplication, (a)
           ------------
     all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than current trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock (other than common stock) of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, (j) for the purposes of Section 9(e) only, all obligations of such Person in respect of Interest Rate Protection Agreements and foreign currency hedges and swaps and (k) the liquidation value of any mandatorily redeemable preferred Capital Stock of such Person or its Subsidiaries held by any Person other than such Person and its Wholly Owned Subsidiaries.

          "Insolvency":  with respect to any Multiemployer Plan, the condition
           ----------
     that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.
           ---------

          "Intellectual Property":  the collective reference to all rights,
           ---------------------
     priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Interest Payment Date":  (a) as to any Base Rate Loan, the third
           ---------------------
     Business Day of each January, April, July and October (commencing with April 3, 1998) for the period ending on (and including) the last day of the immediately preceding December, March, June or September, respectively, and the final maturity date of such Loan, (b) as to any Eurocurrency Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurocurrency Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, (d) as to any Foreign Alternate Rate Loan, the date or dates determined in good faith by the Administrative Agent (and notified to the Company) as being customary in the relevant jurisdiction for the payment of interest on borrowings utilizing such interest rate basis and (e) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan and any Swing Line Loan), the date of any repayment or prepayment made in respect thereof.

          "Interest Period":  as to any Eurocurrency Loan, (a) initially, the
           ---------------
     period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurocurrency Loan and ending one, two, three or six months thereafter, as selected by the relevant Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurocurrency Loan and ending one, two, three or six months thereafter, as selected by the relevant Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing
                                           --------
     provisions relating to Interest Periods are subject to the following:

                    (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                    (ii) any Interest Period that would otherwise extend beyond the Scheduled Revolving Credit Termination Date or beyond the date final payment is due on the Tranche A Term Loans or the Tranche B Term Loans, as the case may be, shall end on the Revolving Credit Termination Date or such due date, as applicable;

                    (iii) any Interest Period that begins on the last
          Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                    (iv) each Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurocurrency Loan during an Interest Period for such Loan.

          "Interest Rate Protection Agreement":  any interest rate protection
           ----------------------------------
     agreement, interest rate futures contract, interest rate option, interest rate cap or other interest rate hedge arrangement, to or under which the Company or any of its Subsidiaries is a party or a beneficiary on the date hereof or becomes a party or a beneficiary after the date hereof.

          "Issuing Lender":  the collective reference to (a) Credit Suisse First
           --------------
     Boston and (b) any other Revolving Credit Lender (together with any of its Affiliates) selected by the Company with the approval of the Administrative Agent (and with the consent of such proposed Issuing Lender), in each case in its capacity as issuer of any Letter of Credit; provided that, with
                                                        --------
     respect to each letter of credit which is listed on Schedule 1.1F and which is a "Letter of Credit" hereunder pursuant to the provisions of Section 4.9, the Issuing Lender shall be the Lender who is the issuer thereof.

          "L/C Commitment":  at any date, the amount equal to (a) $20,000,000
           --------------
     plus (b) so long as any Letter of Credit described on Schedule 1.1F (or any replacement thereof) remains outstanding, the amount set forth on said
     Schedule 1.1F with respect thereto.

          "L/C Fee Payment Date":  the third Business Day of each January,
           --------------------
     April, July and October (commencing with April 3, 1998) for the period ending on (and including) the last day of the immediately preceding December, March, June or September, respectively, and the last Business Day of the Revolving Credit Commitment Period.

          "L/C Obligations":  at any time, an amount equal to the sum of (a) the
           ---------------
     aggregate then undrawn and unexpired amount of the then outstanding Letters of

     Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 4.4.

          "L/C Participants":  the collective reference to all the Revolving
           ----------------
     Credit Lenders other than the Issuing Lender.

          "Letters of Credit":  as defined in Section 4.1(a).
           -----------------

          "Lien":  any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

          "Lira" and "Lit":  lira in lawful currency of Italy.
           ----       ---

          "Loan":  any loan made by any Lender pursuant to this Agreement.
           ----

          "Loan Documents":  this Agreement, the Security Documents and the
           --------------
     Notes.

          "Loan Parties":  the Company, the Borrowing Subsidiaries and each
           ------------
     other Subsidiary of the Company which is a party to a Loan Document.

          "Majority Facility Lenders":  with respect to any Facility, the
           -------------------------
     holders of more than 50% of the aggregate unpaid principal amount of the Term Loans (and, in the case of the Tranche B Term Loan Facility, the undrawn portion thereof) or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Credit Facility prior to any termination of the Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments).

          "Majority Foreign Lenders":  with respect to any Optional Currency,
           ------------------------
     the holders of more than 50% of the sum of (i) aggregate unpaid principal amount of the Tranche A Term Loans made in such Optional Currency and (b) the Total Revolving Extensions of Credit in such Optional Currency.

          "Majority Revolving Credit Facility Lenders":  the Majority Facility
           ------------------------------------------
     Lenders in respect of the Revolving Credit Facility.

          "Majority Subsidiary":  a Subsidiary of a Wholly Owned Subsidiary of
           -------------------
     the Company that has been capitalized with an investment permitted under
     Section 8.8(i).

          "Marks" and "DM":  deutsche marks in lawful currency of Germany.
           -----       --

          "Material Adverse Effect":  a material adverse effect on (a) the
           -----------------------
     business, assets, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

          "Material Environmental Amount":  an amount payable by the Company
           -----------------------------
     and/or its Subsidiaries on account of remedial costs, compliance costs (other than amounts expended in the ordinary course of business and consistent with past practice in order to avoid creating new liability under Environmental Laws), compensatory damages, punitive damages, fines, penalties or any combination thereof relating to environmental matters which, in the aggregate with all other such payments made during any period of 12 consecutive calendar months, is in excess of $5,000,000 (without regard to amounts as to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be, and which are disclosed in the Company's March 31, 1997 annual audited financial statements provided to the Lenders).

          "Material Subsidiary":  any Subsidiary of the Company which has assets
           -------------------
     with a book value in excess of $250,000.

          "Materials of Environmental Concern":  any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation and lead.

          "MLA Cost" means, with respect to any Lender, the cost imputed to such
           --------
     Lender of compliance with the Mandatory Liquid Assets requirements of the Bank of England during the relevant Interest Period, determined in accordance with Annex B.

          "Mortgaged Properties":  the real properties listed on Schedule 1.1D,
           --------------------
     as to which the Administrative Agent for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgages.

          "Mortgages":  each of the Existing Mortgages, as assigned pursuant to
           ---------
     the relevant Existing Mortgage Assignment and as amended by the relevant Existing Mortgage Amendment, and as each of the same may be further amended, supplemented, restated, replaced or otherwise modified from time to time.

          "Multiemployer Plan":  a Plan which is a multiemployer plan as defined
           ------------------
     in Section 4001(a)(3) of ERISA.

          "Net Cash Proceeds":  (a) in connection with any Asset Sale or any
           -----------------
     Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, reasonable amounts consistent with past business practices of the Company and its Subsidiaries which are required to prepare for sale the asset which is the subject of such Asset Sale, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

          "Non-Excluded Taxes":  as defined in Section 3.13(a).
           ------------------

          "Non-U.S. Lender":  as defined in Section 3.13(d).
           ---------------

          "Notes":  the collective reference to any promissory note evidencing
           -----
     Loans.

          "Obligations":  the collective reference to the Domestic Obligations
           -----------
     and the Foreign Obligations.

          "Optional Currencies":  Marks, Pounds, Francs and, with respect to
           -------------------
     Swing Line Loans and Letters of Credit only, Pesetas, and, with respect to Letters of Credit only, Lira and any other foreign currency which is acceptable to the Issuing Lender in its sole discretion.

          "Other Taxes":  any and all present or future stamp or documentary
           -----------
     taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

          "Participant":  as defined in Section 12.6(b).
           -----------

          "Payment Office":  with respect to any currency the office specified
           --------------
     from time to time by the Administrative Agent as its payment office for such currency by notice to the relevant Borrower and the Lenders.

          "PBGC":  the Pension Benefit Guaranty Corporation established pursuant
           ----
     to Subtitle A of Title IV of ERISA (or any successor).

          "Permitted Acquisition":  the acquisition by the Company or any of its
           ---------------------
     Subsidiaries of (a) all or substantially all of the assets of any Person or any product line or division thereof or (b) all of the Capital Stock (other than directors' qualifying shares) of any Person (whether by purchase or merger); provided, that any such acquisition shall be a Permitted
              --------
     Acquisition only if the assets acquired will be used solely in, or the business of the Person whose stock is acquired consists solely of, any or all of the same business lines to the extent permitted by Section 8.15. Notwithstanding the foregoing, any acquisition described on Schedule 1.1E shall be deemed to constitute a Permitted Acquisition for purposes of this definition.

          "Permitted Acquisition Maximum Amount":  at any time during any fiscal
           ------------------------------------
     year of the Company, an amount equal to the difference (but not less than zero) between:

               (i) the sum of (x) $80,000,000 and (y) the Available ECF Amount; and

               (ii) the sum of (x) the aggregate Purchase Prices of all Permitted Acquisitions consummated since the Closing Date and (y) the aggregate principal amount of Eligible Prepayment Debt which has been prepaid, repurchased or redeemed during such fiscal year.

          "Permitted Acquisition Notice":  with respect to any Permitted
           ----------------------------
     Acquisition, a written notice from the Company to the Agents and the Lenders setting forth (in reasonable detail) (i) the date upon which such Permitted Acquisition is scheduled to be consummated (it being understood that any delay in such date shall not, in itself, render such notice invalid), (ii) the estimated Purchase Price for such Permitted Acquisition and the nature of the consideration to be paid, (iii) a description of the stock and/or assets to be acquired in connection with such Permitted Acquisition, (iv) the sources of cash to be utilized by the Company and its Subsidiaries to finance such Permitted Acquisition and (v) in the case of Designated Equity Amounts in the form of common stock of the Company issued as consideration to the seller in connection with a Permitted Acquisition, a description of the common stock to be issued in connection with the consummation of such Permitted Acquisition and the estimated fair market value thereof.

          "Permitted Joint Venture":  the acquisition by the Company (by merger,
           -----------------------
     purchase or otherwise) not constituting a Permitted Acquisition of shares of the capital stock of or other equity interests in a Person or an interest in a product line or division of a Person, pursuant to negotiated joint venture or similar agreements with one or more other third-party Persons that own or will own the remaining shares of the capital stock or other equity interests in such Person or in such product line or division; provided, that any such acquisition shall be a Permitted Joint Venture only
     --------
     if the assets acquired will be used solely in, or the business of the Person whose stock is acquired consists solely of, any or all of the same business lines to the extent permitted by Section 8.15.

          "Person":  an individual, partnership, corporation, limited liability
           ------
     company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Pesetas":  pesetas in lawful currency of the Republic of Spain.
           -------

          "Plan":  at a particular time, any employee benefit plan which is
           ----
     covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
     Section 3(5) of ERISA.

          "Pledge Agreements":  each of the pledge agreements which are executed
           -----------------
     by a Foreign Subsidiary with respect to Capital Stock it owns of another Subsidiary or intercompany loans or receivables owing to it by another Subsidiary, whether on or after the Closing Date (including, without limitation, pursuant to Section 7.10).

          "Pledged Stock":  shall have the meaning assigned to such term (or any
           -------------
     analogous term) in the Pledge Agreements.

          "Pounds" and "(Pounds)":  pounds sterling in lawful currency of the
           ------       --------
     United Kingdom.

          "Pricing Grid":  the pricing grid attached hereto as Annex A.
           ------------

          "Pro Forma Balance Sheet":  as defined in Section 5.1(a).
           -----------------------

          "Projections":  as defined in Section 7.2(c).
           -----------

          "Properties":  as defined in Section 5.17.
           ----------

          "Property":  any right or interest in or to property of any kind
           --------
     whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

          "Purchase Price":  with respect to any Permitted Acquisition, the sum
           --------------
     (without duplication) of (a) the amount of cash paid by the Company and its Subsidiaries in connection with such Permitted Acquisition, (b) Designated Equity Amounts in connection with such Permitted Acquisition, (c) the principal amount (or, if less, the accreted value) at the time of such Permitted Acquisition of all Acquired Indebtedness in connection with such Permitted Acquisition and (d) the aggregate fair market value of all other consideration (including any contingent obligations and affiliated contracts) given by the Borrower and its Subsidiaries in connection with such Permitted Acquisition.

          "Recovery Event":  any settlement of or payment in respect of any
           --------------
     property or casualty insurance claim or any condemnation proceeding relating to any asset of the Company or any of its Subsidiaries.

          "Reference Lender":  the Administrative Agent.
           ----------------

          "Refunded Swing Line Loans":  as defined in Section 2.7(b).
           -------------------------

          "Refunding Date":  as defined in Section 2.7(c).
           --------------

          "Register":  as defined in Section 12.6(d).
           --------

          "Regulation G":  Regulation G of the Board as in effect from time to
           ------------
     time.

          "Regulation U":  Regulation U of the Board as in effect from time to
           ------------
     time.

          "Reimbursement Obligation":  the obligation of the relevant Borrower
           ------------------------
     to reimburse the relevant Issuing Lender pursuant to Section 4.4 for amounts drawn under Letters of Credit.

          "Reinvestment Deferred Amount": with respect to any Reinvestment
           ----------------------------
     Event, the aggregate Net Cash Proceeds received by the Company or any of its Subsidiaries in connection therewith which are not applied to prepay the Term Loans or reduce the Revolving Credit Commitments pursuant to
     Section 3.5(b) as a result of the delivery of a Reinvestment Notice.

          "Reinvestment Event":  any Asset Sale or Recovery Event in respect of
           ------------------
     which the Company has delivered a Reinvestment Notice.

          "Reinvestment Notice":  a written notice executed by a Responsible
           -------------------
     Officer stating that no Event of Default has occurred and is continuing and that the Company (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire assets useful in its business;

     provided that no such Reinvestment Notice shall be required to be delivered
     --------
     with respect to Asset Sales or Recovery Events, the Net Cash Proceeds with respect to which do not exceed $5,000,000 (it being understood that this shall not affect the obligation of the Company and its Subsidiaries to apply the Net Cash Proceeds of such Asset Sale or Recovery Sale to the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments pursuant to Section 3.5(b)).

          "Reinvestment Prepayment Amount":  with respect to any Reinvestment
           ------------------------------
     Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the Company's business.

          "Reinvestment Prepayment Date":  with respect to any Reinvestment
           ----------------------------
     Event, the earlier of (a) the date occurring one year after such Reinvestment Event and (b) the date on which the Company shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the Company's business with all or any portion of the relevant Reinvestment Deferred Amount.

          "Related Guaranteed Obligations":  with respect to any Guarantor, the
           ------------------------------
     obligations of each Guaranteed Party which such Guarantor is guaranteeing pursuant to Section 10.

          "Related Guaranteed Party":  with respect to any Guarantor, the
           ------------------------
     Guaranteed Party whose obligations it is guaranteeing pursuant to Section
     10.

          "Reorganization":  with respect to any Multiemployer Plan, the
           --------------
     condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event":  any of the events set forth in Section 4043(b) of
           ----------------
     ERISA, other than those events as to which the thirty day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Reg. (S) 2615.

          "Required Foreign Lenders":  the holders of more than 50% of (a) until
           ------------------------
     the Closing Date, the sum of the Tranche A Term Loan Commitments and the Revolving Credit Commitments and (b) thereafter, the sum of the Dollar Equivalent of (i) the aggregate unpaid principal amount of the Tranche A Term Loans, (ii) the aggregate unpaid principal amount of the Tranche B Term Loans (and, in the case of the Tranche B Term Loan Facility, the undrawn portion thereof) made to any Borrowing Subsidiary and (iii) the Total Revolving Credit Commitments or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit in respect of any Borrowing Subsidiary.

          "Required Lenders":  the holders of more than 50% of (a) until the
           ----------------
     Closing Date, the Commitments and (b) thereafter, the sum of the Dollar Equivalent of (i) the aggregate unpaid principal amount of the Term Loans (and, in the case of the Tranche B Term Loan Facility, the undrawn portion thereof) and (ii) the Total Revolving Credit Commitments or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit.

          "Required Prepayment Lenders":  the Majority Facility Lenders in
           ---------------------------
     respect of each Facility.

          "Requirement of Law":  as to any Person, the Certificate of
           ------------------
     Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          "Responsible Officer":  the chief executive officer, president or
           -------------------
     chief financial officer of the Company, but in any event, with respect to financial matters, the chief financial officer of the Company.

          "Restructuring Charges":  the aggregate amount of any cash
           ---------------------
     expenditures made by the Borrower and its Subsidiaries which constitute a utilization by the Borrower and its Subsidiaries of reserves maintained for severance, plant closings and similar restructuring charges.

          "Revolving Credit Commitment":  as to any Revolving Credit Lender, the
           ---------------------------
     obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit, the Dollar Equivalent of which shall be in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1.1A, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Credit Commitments is $250,000,000, of which not more than $100,000,000 in the aggregate may be borrowed by the Company.

          "Revolving Credit Commitment Period":  the period from and including
           ----------------------------------
     the date hereof to but not including the Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

          "Revolving Credit Lender":  each Lender which has a Revolving Credit
           -----------------------
     Commitment or which has made Revolving Credit Loans.

          "Revolving Credit Loans":  as defined in Section 2.4.
           ----------------------

          "Revolving Credit Percentage":  as to any Revolving Credit Lender at
           ---------------------------
     any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the Dollar Equivalent of the aggregate principal amount of such Lender's Revolving Extensions of Credit then outstanding constitutes of the Dollar Equivalent of the aggregate principal amount of the Revolving Extensions of Credit then outstanding).

          "Revolving Credit Termination Date":  the earlier of (a) the Scheduled
           ---------------------------------
     Revolving Credit Termination Date and (b) the date on which the Tranche A Term Loans shall be paid in full.

          "Revolving Extensions of Credit":  as to any Revolving Credit Lender
           ------------------------------
     at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding,
     (b) such Lender's Revolving Credit Percentage of the L/C Obligations then outstanding and (c) such Lender's Revolving Credit Percentage of the sum of all Swing Line Maximums then in effect.

          "Scheduled Revolving Credit Termination Date":  December 18, 2003.
           -------------------------------------------

          "Schumacher Acquisition":  the acquisition by the Company of an
           ----------------------
     Illinois incorporated battery charger company for an aggregate Purchase Price of approximately $35,000,000.

          "Security Documents":  the collective reference to the Collateral
           ------------------
     Agreement, the Pledge Agreements, the Mortgages, the UK Mortgages, the Collateral Agency and Intercreditor Agreement, and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

          "Senior 10% Note Indenture":  the Indenture, dated as of April 28,
           -------------------------
     1995, between the Company and The Bank of New York, as trustee, pursuant to which the Senior 10% Notes were issued, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

          "Senior 10% Notes":  the 10% Senior Notes due 2004 of the Company,
           ----------------
     issued pursuant to the Senior 10% Note Indenture.

          "Senior 10-3/4% Notes":  the 10-3/4% Senior Notes due December 15,
           --------------------
     2002 of the Company.

          "Single Employer Plan":  any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan.

          "Solvent":  when used with respect to any Person, means that, as of
           -------
     any date of determination, (a) the amount of the "present fair saleable value" of the assets of such

     Person on a going concern basis will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person on a going concern basis will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "Specified Change of Control":  either (a) a "Change of Control" as
           ---------------------------
     defined in the DM Agreement or the Senior 10% Note Indenture or (b) a "Fundamental Change" as defined in the Convertible Indenture.

          "Spot Rate of Exchange":  with respect to any Optional Currency, at
           ---------------------
     any date of determination thereof, the spot rate of exchange in London that appears on the display page applicable to such Optional Currency on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the spot rate of exchange in London) for the conversion of such Optional Currency into Dollars; provided that if there shall at any time no longer exist such a
              --------
     page on such service, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the Administrative Agent and if no such similar rate publishing service is available by reference to the published rate of the Administrative Agent in effect at such date for similar commercial transactions.

          "Standard Securitization Undertakings":  representations, warranties,
           ------------------------------------
     covenants and indemnities entered into by the Company or any of its Subsidiaries in connection with the Domestic Receivables Facility or the European Receivables Facility which are reasonably customary in an accounts receivable transaction.

          "Subsidiary":  as to any Person, a corporation, partnership, limited
           ----------
     liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Subsidiary Guarantor" or "Subsidiary Guarantors":  the individual or
           --------------------      ---------------------
     collective reference to the Domestic Subsidiary Guarantors and the Foreign Subsidiary Guarantors.

          "Swing Line Approval Limit":  with respect to each Swing Line Lender
           -------------------------
     providing Swing Line Loans in Optional Currencies, the amount set forth below opposite the name of such Lender.

                         Swing Line Lender            Amount
                         -----------------            ------
                    Credit Suisse First Boston    FFr 240,000,000


          "Swing Line Commitment":  the obligation of the Swing Line Lenders to
           ---------------------
     make Swing Line Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed (a) in the case of Swing Line Loans made to the Company, $10,000,000 and (b) in the case of Swing Line Loans made to the Borrowing Subsidiaries, the Franc Equivalent of Ffr 240,000,000.

          "Swing Line Lender":  with respect to (a) Swing Line Loans to be made
           -----------------
     to the Company in Dollars, CoreStates Bank, N.A. (acting in its capacity as a lender of Swing Line Loans) and (b) Swing Line Loans to be made to the Borrowing Subsidiaries in any Optional Currency, the Lender (acting in its capacity as a lender of Swing Line Loans) set forth below opposite such Optional Currency:

                     Currency               Swing Line Lender
                     --------               -----------------
                     Dollars              CoreStates Bank, N.A.
                      Francs                 To be Determined
                      Marks                  To be Determined
                      Pounds            Credit Suisse First Boston
                     Pesetas                 To be Determined

     ; provided that, (x) no Swing Line Lender shall make Swing Line Loans in
       --------
     any currency other than the Optional Currency set forth above opposite its name and Dollars and (y) with the consent of the Administrative Agent, the Company may from time to time remove any of the foregoing Swing Line Lenders (or any successor thereto) as a "Swing Line Lender" and substitute therefor any other Lender who agrees (in its sole discretion) to serve in such capacity with respect to the relevant currency.

          "Swing Line Loans":  as defined in Section 2.6.
           ----------------

          "Swing Line Maximum":  at any date, with respect to each Swing Line
           ------------------
     Lender making Swing Line Loans in an Optional Currency, the amount set forth below opposite the name of such Swing Line Lender (as such amount may be have been adjusted through such date in accordance with the provisions of
     Section 2.8);

                  Swing Line Lender                    Amount
                  -----------------                    ------

             Credit Suisse First Boston           FFr 240,000,000


          "Swing Line Participation Amount":  as defined in Section 2.8.
           -------------------------------

          "Term Loan Lender" or "Term Loan Lenders":  the individual or
           ----------------      -----------------
     collective reference to the Tranche A Term Loan Lenders and the Tranche B Term Loan Lenders.

          "Term Loans":  the collective reference to the Tranche A Term Loans
           ----------
     and Tranche B Term Loans.

          "Total Revolving Credit Commitments": at any time, the aggregate
           ----------------------------------
     amount of the Revolving Credit Commitments at such time.

          "Total Revolving Extensions of Credit":  at any time, the aggregate
           ------------------------------------
     amount of the Revolving Extensions of Credit of the Revolving Credit Lenders at such time.

          "Tranche A Term Loan": as defined in Section 2.1.
           -------------------

          "Tranche A Term Loan Commitment": as to any Lender, the obligation of
           ------------------------------
     such Lender, if any, to make a Tranche A Term Loan to a Borrowing Subsidiary hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche A Term Loan Commitment" opposite such Lender's name on Schedule 1.1A. The original amount of the aggregate Tranche A Term Loan Commitments of all Lenders is $150,000,000.

          "Tranche A Term Loan Lender": each Lender which has a Tranche A Term
           --------------------------
     Loan Commitment or which has made a Tranche A Term Loan.

          "Tranche A Term Loan Percentage": as to any Tranche A Term Loan Lender
           ------------------------------
     at any time, the percentage which such Lender's Tranche A Term Loan Commitment then constitutes of the aggregate Tranche A Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Tranche A Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche A Term Loans then outstanding).

          "Tranche B Term Loan": as defined in Section 2.1.
           -------------------

          "Tranche B Term Loan Commitment": as to any Tranche B Term Loan Lender
           ------------------------------
     the obligation of such Lender, if any, to make a Tranche B Term Loan to the Company hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche B Term Loan Commitment" opposite such Lender's name on Schedule 1.1A. The original amount of the aggregate Tranche B Term Loan

     Commitments of all Lenders is $250,000,000, of which not more than $75,000,000 in the aggregate may be borrowed by the Company.

          "Tranche B Term Loan Lender": each Lender which has a Tranche B Term
           --------------------------
     Loan Commitment or which has made a Tranche B Term Loan.

          "Tranche B Term Loan Percentage": as to any Lender at any time, the
           ------------------------------
     percentage which such Lender's Tranche B Term Loan Commitment then constitutes of the aggregate Tranche B Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Tranche B Term Loans and commitment to make Tranche B Term Loans after the Closing Date then outstanding constitutes of the aggregate principal amount of the Tranche B Term Loans then outstanding and the aggregate principal amount of the commitments of the Tranche B Term Loan Lenders to make Tranche B Term Loans after the Closing Date); provided, that solely for purposes of calculating the amount of each
     --------
     installment of Tranche B Term Loans (other than the last installment) payable to a Term Loan Lender pursuant to Section 2.3(c), such Term Loan Lender's Tranche B Term Loan Percentage shall be calculated as if it had received the portion of any prior mandatory or optional prepayment attributable to such Term Loan Lender's Tranche B Term Loans which shall have been declined by such Term Loan Lender (or, in the case of any Term Loan Lender which shall have acquired its Tranche B Term Loans by assignment from another Person, by such other Person).

          "Transferee": as defined in Section 12.18.
           ----------

          "Type": as to any Loan, its nature as a Base Rate Loan or a
           ----
     Eurocurrency Loan.

          "UK Mortgages": each of (i) the Deed of Mortgage made by Big
           ------------
     Batteries Limited in favor of the Administrative Agent for the benefit of the Lenders with respect to the real property located in Cwmbran, Wales and
     (ii) the Deed of Mortgage made by CMP Batteries Limited in favor of the Administrative Agent for the benefit of the Lenders with respect to the real property located in Hulton, England, and as each of the same may be further amended, supplemented, restated, replaced or otherwise modified from time to time.

          "Uniform Customs": the Uniform Customs and Practice for Documentary
           ---------------
     Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

          "Wholly Owned Subsidiary": as to any Person, any other Person all of
           -----------------------
     the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries; provided, however, that each of the Foreign
                                --------  -------
     Subsidiaries of the Company set forth in Schedule 1.1G shall be deemed to be a "Wholly Owned Subsidiary" to the extent that the Company owns beneficially at least the percentage of such Foreign Subsidiary set forth opposite such Foreign Subsidiary's name on Schedule 1.1G.

          "Wholly Owned Subsidiary Guarantor": any Subsidiary Guarantor that is
           ---------------------------------
     a Wholly Owned Subsidiary of the Company.

          1.2  Other Definitional Provisions.  (a)  Unless otherwise specified
               -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

          (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Company and its Subsidiaries not defined in
Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

          2.1  Term Loan Commitments.  Subject to the terms and conditions
               ---------------------
hereof, (a) each Tranche A Term Loan Lender severally agrees to make term loans in Dollars and Optional Currencies (a "Tranche A Term Loan") to each of the
                                       -------------------
Borrowing Subsidiaries on the Closing Date in an aggregate amount for all the Borrowing Subsidiaries not to exceed the amount of the Tranche A Term Loan Commitment of such Lender and (b) each Tranche B Term Loan Lender severally agrees to make a term loan in Dollars (a "Tranche B Term Loan") to each of the
                                          -------------------
Borrowers on the Closing Date and to make up to one additional term loan to the Borrowers during the period prior to February 22, 1998 in an aggregate amount for all the Borrowers not to exceed the amount of the Tranche B Term Loan Commitment of such Lender. The Term Loans may from time to time be Eurocurrency Loans or Base Rate Loans, as determined by the relevant Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 3.6 and, to the extent permitted pursuant to the definition of such term, Foreign Alternate Rate Loans.

          2.2  Procedure for Term Loan Borrowing.  The Company shall give the
               ---------------------------------
Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, in the case of borrowings by the Company, and 12:00 Noon, London time, in the case of borrowings by any Borrowing Subsidiary, in each case (a) three Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans) requesting that the Term Loan Lenders make the Term Loans to be made by them on the requested Borrowing Date and specifying the amount to be borrowed; provided that the aggregate amount of Tranche B Term Loans made by the Tranche B
--------
Term Loan Lenders after the Closing Date (after giving effect to the making of such requested Tranche B Term Loans) shall not exceed $75,000,000. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than (x) 12:00 Noon, New York City time with respect to borrowings by the Company and (y) 12:00 Noon, London time with respect to borrowings by the Borrowing Subsidiaries, on the requested Borrowing Date each Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds in the relevant currency equal to the Term Loan or Term Loans to be made by such Lender on such requested Borrowing Date. The Administrative Agent shall make available to each Borrower the aggregate of the amounts for such Borrower made available to the Administrative Agent by the Term Loan Lenders in immediately available funds.

          2.3  Repayment of Term Loans.  (a)  The Tranche A Term Loan of each
               -----------------------
Tranche A Term Loan Lender shall mature in 24 consecutive quarterly installments (other than with respect to the last installment, which shall be due on December 18, 2003), commencing on March 31, 1998, each of which shall be in an aggregate amount equal to such Lender's Tranche A Term Loan Percentage of the amount equal to (i) the Dollar Equivalent of the initial aggregate principal amount of the Tranche A Term Loan of such Lender times (ii) the percentage set forth below opposite the date upon which such installment is due:

                        Installment          Percentage
                        -----------          ----------

                    March 31, 1998            1.50%
                    June 30, 1998             1.50%
                    September 30, 1998        3.50%
                    December 31, 1998         3.50%
                    March 31, 1999            2.00%
                    June 30, 1999             2.00%
                    September 30, 1999        4.66%
                    December 31, 1999         4.66%
                    March 31, 2000            2.50%
                    June 30, 2000             2.50%
                    September 30, 2000        5.83%
                    December 31, 2000         5.83%
                    March 31, 2001            2.75%
                    June 30, 2001             2.75%
                    September 30, 2001        6.42%
                    December 31, 2001         6.42%
                    March 31, 2002            2.75%
                    June 30, 2002             2.75%
                    September 30, 2002        6.42%
                    December 31, 2002         6.42%
                    March 31, 2003            3.50%
                    June 30, 2003             3.50%
                    September 30, 2003        8.17%
                    December 18, 2003         8.17%

Notwithstanding anything to the contrary contained herein, amounts due pursuant to this Section 2.3(a) need not be applied to repay the Tranche A Term Loans owing in any particular currencies but rather shall be applied against any such amounts owing in any such currencies as the Company shall elect.

          (b) The Tranche B Term Loan of each Tranche B Lender shall mature in 29 installments (other than with respect to the last installment, which shall be due on March 18, 2005), commencing on March 31, 1998, each of which shall be in an amount equal to such Lender's Tranche B Term Loan Percentage of the amount equal to (i) the Dollar Equivalent of the initial aggregate principal amount of the Tranche B Term Loans of such Lender times (ii) the percentage set forth below opposite the date upon which such installment is due:

                        Installment          Percentage
                        -----------          ----------

                    March 31, 1998            .15%
                    June 30, 1998             .15%
                    September 30, 1998        .35%
                    December 31, 1998         .35%
                    March 31, 1999            .15%
                    June 30, 1999             .15%
                    September 30, 1999        .35%
                    December 31, 1999         .35%
                    March 31, 2000            .15%
                    June 30, 2000             .15%
                    September 30, 2000        .35%
                    December 31, 2000         .35%
                    March 31, 2001            .15%
                    June 30, 2001             .15%
                    September 30, 2001        .35%
                    December 31, 2001         .35%
                    March 31, 2002            .15%
                    June 30, 2002             .15%
                    September 30, 2002        .35%
                    December 31, 2002         .35%
                    March 31, 2003            .15%
                    June 30, 2003             .15%
                    September 30, 2003        .35%
                    December 31, 2003         .35%
                    March 31, 2004            6.6%
                    June 30, 2004             6.6%
                    September 30, 2004        15.4%
                    December 31, 2004         15.4%
                    March 18, 2005            50.0%

          (c) Any outstanding Tranche A Term Loans shall be due and payable on December 18, 2003 and any outstanding Tranche B Term Loans shall be due and payable on March 18, 2005.

          2.4  Revolving Credit Commitments.  (a)  Subject to the terms and
               ----------------------------
conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans in Dollars and in the Optional Currencies ("Revolving
                                                                   ---------
Credit Loans") to each of the Borrowers from time to time during the Revolving
------------
Credit Commitment Period in an aggregate principal amount at any one time outstanding the Dollar Equivalent of which, when added to such Lender's Revolving Credit Percentage of the sum of the Dollar Equivalent of (i) the L/C

Obligations then outstanding and (ii) the aggregate principal amount of the Swing Line Loans then outstanding, does not exceed the amount of such Lender's Revolving Credit Commitment; provided, that:
                             --------

          (i) no Borrower shall request and no Revolving Credit Lender shall have any obligation to make any Revolving Credit Loan in any Optional Currency to the extent that after giving effect to the making of such Revolving Credit Loan, (A) the Dollar Equivalent of the Total Revolving Extensions of Credit denominated in such Optional Currency would exceed the Currency Maximum with respect to such Optional Currency or (B) the Dollar Equivalent of the Total Revolving Extensions of Credit denominated in all Optional Currencies would exceed $200,000,000; and

          (ii) no Borrowing Subsidiary shall request and no Revolving Credit Lender shall have any obligation to make any Revolving Credit Loan to the extent that after giving effect to the making of such Revolving Credit Loan, the Dollar Equivalent of the Total Revolving Extensions of Credit with respect to such Borrowing Subsidiary would exceed such Borrowing Subsidiary's Designated Maximum; and

          (iii) SEA Tudor S.A. shall be permitted to borrow only Swing Line Loans which are denominated in Pesetas (and any Revolving Credit Loans necessary to refund such Swing Line Loans in accordance with the provisions of Section 2.7).

During the Revolving Credit Commitment Period each of the Borrowers may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

          (b) Each of the Borrowers shall repay all outstanding Revolving Credit Loans made to it on the Revolving Credit Termination Date.

          2.5  Procedure for Revolving Credit Borrowing.  (a) Each of the
               ----------------------------------------
Borrowers may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the relevant
                                              --------
Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, in the case of borrowings by the Company, and 12:00 Noon, London time, in the case of borrowings by any Borrowing Subsidiary, in each case (a) three Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans or Foreign Alternate Base Rate Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount and Type of Revolving Credit Loans to be borrowed, (ii) the requested Borrowing Date, (iii) the currency in which such Revolving Credit Loans are to be made and (iv) in the case of Eurocurrency Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to the Dollar Equivalent of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if such borrowing is to be made in any Optional Currency, an amount in such Optional Currency approximately equal to such amount); provided, that the Swing Line Lender may request, on behalf of the
              --------
relevant Borrower, borrowings under the Revolving Credit Commitments which are Base Rate Loans (in the case of Loans denominated in Dollars) or Eurocurrency Loans (in the case of Loans denominated in any Optional Currency) in other amounts pursuant to Section 2.6. Upon receipt of any such notice from a Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to
                                   --- ----
the Administrative Agent for the account of the Company at the Funding Office prior to 12:00 Noon, New York City time, in the case of borrowings by the Company, and 12:00 Noon, London time, in the case of borrowings by any Borrowing Subsidiary, in each case, on the Borrowing Date requested by the relevant Borrower in funds immediately available to the Administrative Agent. The Administrative Agent shall make available to the relevant Borrower the aggregate of the amounts for such Borrower made available to the Administrative Agent by the Revolving Credit Lenders in immediately available funds.

          2.6  Swing Line Commitment.  (a)  Subject to the terms and conditions
               ---------------------
hereof, the Swing Line Lenders agree to make a portion of the credit otherwise available to the Borrowers under the Revolving Credit Commitments from time to time during the Revolving Credit Commitment Period by making swing line loans in Dollars or any Optional Currency ("Swing Line Loans") to the Borrowers; provided
                                   ----------------                     --------
that (i) the aggregate principal amount of Swing Line Loans outstanding to the Company or the Borrowing Subsidiaries at any time shall not exceed the relevant Swing Line Commitment then in effect, (ii) none of the Borrowers shall request, and none of the Swing Line Lenders shall make, any Swing Line Loan in any Optional Currency if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Total Revolving Extensions of Credit denominated in such Optional Currency would exceed the Currency Maximum with respect to such Optional Currency, (iii) none of the Borrowers shall request, and none of the Swing Line Lenders shall make, any Swing Line Loan in Pesetas if, after giving effect to the making of such Swing Line Loan, the aggregate amount of Swing Line Loans denominated in Pesetas would exceed the Franc Equivalent of Ffr 96,000,000 and (iv) none of the Borrowing Subsidiaries shall request, and none of the Swing Line Lenders shall make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, (A) the aggregate amount of the Available Revolving Credit Commitments would be less than zero, (B) the Total Revolving Extensions of Credit with respect to such Borrowing Subsidiary would exceed such Borrowing Subsidiary's Designated Maximum or (C) the aggregate amount of Swing Line Loans made by such Swing Line Lender shall exceed the Swing Line Maximum applicable to such Swing Line Lender. During the Revolving Credit Commitment Period, the Borrowers may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans denominated in Dollars shall be Base Rate Loans and Swing Line Loans denominated in any Optional Currency shall be Foreign Alternate Rate Loans.

          (b) The relevant Borrower or Borrowers shall repay all outstanding Swing Line Loans on the Revolving Credit Termination Date.

          2.7  Procedure for Swing Line Borrowing; Refunding of Swing Line
               -----------------------------------------------------------
Loans. (a) Whenever the Company desires that the relevant Swing Line Lender make Swing Line Loans to it, the Company shall give such Swing Line Lender irrevocable telephonic notice (which telephonic notice must be received by such Swing Line Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date) confirmed promptly in writing (with a copy to the Administrative Agent), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Credit Commitment Period). Each borrowing by the Company under the Swing Line Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the requested Borrowing Date, such Swing Line Lender shall make available to the Company, in immediately available funds, the proceeds of such requested Swing Line Loan.

          (b) Whenever a Borrowing Subsidiary desires that a Swing Line Lender make Swing Line Loans to it, such Borrowing Subsidiary shall give to such Swing Line Lender irrevocable telephonic notice (which telephonic notice must be received by such Swing Line Lender not later than 10:00 A.M., London time (or such other time as the Administrative Agent and the Swing Line Lender may consent), on the proposed Borrowing Date) confirmed promptly in writing (with a copy to the Administrative Agent), specifying (i) the amount and currency to be borrowed, (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Credit Commitment Period) and (iii) any other information requested by the Swing Line Lender in accordance with its particular borrowing procedures. Each borrowing under the Swing Line Commitment by a Borrowing Subsidiary shall be in the amount equal to the Dollar Equivalent of $500,000 or a whole multiple of $100,000 in excess thereof (or, if such borrowing is to be made in any Optional Currency, an amount in such Optional Currency approximately equal to such amount). Not later than 3:00 P.M., London time, on the requested Borrowing Date, such Swing Line Lender shall make available to the relevant Borrowing Subsidiary, in immediately available funds, the proceeds of such requested Swing Line Loan.

          (c) Each Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the relevant Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf), on (x) one Business Day's notice in the case of Swing Line Loans made to the Company in Dollars or (y) three Business Days' notice, otherwise, given by the Swing Line Lender through the Administrative Agent no later than 12:00 Noon, New York City time, in the case of borrowings by the Company, and 12:00 Noon, London time, in the case of borrowings by any Borrowing Subsidiary, request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan, in an amount equal to such Revolving Credit Lender's Revolving Credit Percentage of the aggregate amount of the outstanding Swing Line Loans (the "Refunded Swing Line Loans") with respect to which such notice
                 -------------------------
has been given, to repay the requesting Swing Line Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 1:00 P.M., New York City time, in the case of borrowings by the Company, and 1:00 P.M., London time, in the case of borrowings by any Borrowing Subsidiary, in each case, one Business Day (or three Business Days, as the case may be) after the date of such notice. The proceeds of such Revolving Credit Loans shall be immediately applied by the Swing Line Lender to repay the Refunded Swing Line Loans. The relevant Borrower irrevocably authorizes the Administrative Agent to charge such Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Line Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full such Refunded Swing Line Loans.

          (d) If prior to the time a Revolving Credit Loan would have otherwise been made pursuant to Section 2.7(c), one of the events described in Section 9(f) shall have occurred and be continuing with respect to the Company or the relevant Borrowing

Subsidiary or if for any other reason, as determined by the Swing Line Lender in its sole discretion, Revolving Credit Loans may not be made as contemplated by
Section 2.7(c), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.7(c) (the "Refunding Date"), purchase for cash an undivided participating
             --------------
interest in an amount equal to (i) its Revolving Credit Percentage times (ii)
                                                                   -----
the aggregate principal amount of Swing Line Loans then outstanding which were to have been repaid with such Revolving Credit Loans (the "Swing Line
                                                           ----------
Participation Amount").
--------------------

          (e) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to the Administrative Agent for distribution to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata
                                                                      --- ----
portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in
                                                   --------  -------
the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Administrative Agent for distribution to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

          (f) Each Borrower hereby irrevocably and unconditionally authorizes the Swing Line Lender to convert into Dollars (at the actual exchange rate then available to it) all amounts then owing to it on account of any Swing Line Loan which is denominated in Pesetas. Such Swing Line Lender and each Revolving Credit Lender hereby irrevocably and unconditionally agrees that (i) no Revolving Credit Lender shall have any obligation to make any Loans or purchase any participating interests contemplated by Section 2.7(d) or (e) on account of such Peseta-denominated Swing Line Loan until such time as such Swing Line Lender has effected the conversion described above and provided written notice to the Administrative Agent (which shall promptly forward such notice to the Revolving Credit Lenders) of the amount of Dollars owing to it as a result of such conversion and (ii) from and after the date upon which such conversion is effected, the obligations of the Revolving Credit Lenders under Sections 2.7(d) and (e) shall be satisfied only by the payment to such Swing Line Lender of such Revolving Credit Lender's Revolving Credit Percentage of the amount of Dollars so notified to the Administrative Agent.

          (g) Each Revolving Credit Lender's obligation to make the Loans referred to in Section 2.7(c) and to purchase participating interests pursuant to Section 2.7(d) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender, the Company or the relevant Borrowing Subsidiary may have against the Swing Line Lender, the Company, the relevant Borrowing Subsidiary or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 6; (iii) any adverse change in the condition (financial or otherwise) of the Company or the relevant Borrowing Subsidiary;
(iv) any breach of this Agreement or any other Loan Document by the Company, any other Loan Party or any other Revolving Credit Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (h) Notwithstanding anything to the contrary contained herein, no Revolving Credit Lender shall be required to make a Revolving Credit Loan pursuant to Section 2.7(c) or acquire a participation pursuant to Section 2.7(d) in a Swing Line Loan if an Event of Default shall have occurred and be continuing at the time such Swing Line Loan was made and such Revolving Credit Lender shall have notified the relevant Swing Line Lender and the Administrative Agent in writing, at least one Business Day prior to the time such Swing Line Loan was made, that such Event of Default has occurred and that such Revolving Credit Lender will not acquire participations in Swing Line Loans made while such Event of Default is continuing.

          2.8  Reallocation of Swing Line Maximums.  (a)  The Company (on its
               -----------------------------------
own behalf and as agent of the Borrowing Subsidiaries) may from time to time (but, unless the Administrative Agent shall otherwise agree, not more frequently than one time per calendar month) request that the amount of any one or more Swing Line Maximums be increased and/or the amount of any one or more Swing Line Maximums be decreased by delivering a written request for such re-allocation to the Administrative Agent. Each such request shall specify the amount (in Francs) of the increase or decrease, as the case may be, applicable to each affected Swing Line Lender. The Administrative Agent shall deliver to each affected Swing Line a copy of such request promptly following receipt thereof.

          (b) Unless the revised Swing Line Maximum of any Swing Line Lender will, after giving effect to the requested re-allocation of Swing Line Maximums, be in excess of the Swing Line Approval Limit then in effect for such Swing Line Lender, then the Swing Line Maximums shall be deemed to be so re-allocated and the definition of the term "Swing Line Maximum" contained in Section 1.1 hereof shall be deemed to be amended to reflect such re-allocation; provided that (i)
                                                             --------
no Swing Line Lender shall lend more than its Swing Line Maximum (as in effect prior to the effectiveness of such re-allocation) until such Swing Line Lender has received notice from the Administrative Agent of the effectiveness of such re-allocation (which notice the Administrative Agent agrees to deliver promptly upon such effectiveness), (ii) after giving effect to such re-allocation, the aggregate amount of Swing Line Maximums shall not exceed the Swing Line Commitment then in effect, (iii) the Dollar Equivalent of the sum of (a) the aggregate principal amount of all Revolving Credit Loans then outstanding, (b) the aggregate amount of all L/C Obligations then outstanding and (c) the sum of all Swing Line Maximums then in effect, would exceed the aggregate amount of Revolving Credit Commitments then in effect and (iv) SEA Tudor S.A. shall be permitted to borrow only Swing Line Loans which are denominated in Pesetas (and any Revolving Credit Loans necessary to refund such Swing Line Loans in accordance with the provisions of Section 2.7).


            SECTION 3. PROVISIONS RELATING TO EXTENSIONS OF CREDIT;
                               FEES AND PAYMENT

          3.1  Repayment of Loans; Evidence of Debt.  (a)  Each Borrower hereby
               ------------------------------------
unconditionally promises to pay to the Administrative Agent for the account of the appropriate Revolving Credit Lender or Term Loan Lender, as the case may be,
(i) the then unpaid principal amount of each Revolving Credit Loan made to it by such Revolving Credit

Lender on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 9), (ii) the then unpaid principal amount of each Swing Line Loan made to it by such Swing Line Lender on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 9), (iii) the principal amount of each Tranche A Term Loan made to it by such Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3 (or on such earlier date on which the Loans become due and payable pursuant to Section 9) and (iv) the principal amount of each Tranche B Term Loan made to it by such Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3 (or on such earlier date on which the Loans become due and payable pursuant to Section 9). Each Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans made to it from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 3.8.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Administrative Agent, on behalf of the Borrowers, shall maintain the Register pursuant to Section 12.6(e), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from each Borrower and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 3.1(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the
                   ----- -----
obligations of the Borrowers therein recorded; provided, however, that the
                                               --------  -------
failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the relevant Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          (e) The relevant Borrower agrees that, upon the request to the Administrative Agent by any Lender, such Borrower will execute and deliver to such Lender a promissory note of such Borrower evidencing any Term Loans, Revolving Credit Loans or Swing Line Loans, as the case may be, of such Lender, substantially in the forms of Exhibit F-1, F-2, F-3 or F-4, respectively, with appropriate insertions as to date and principal amount.

          3.2  Facility Fees, Commitment Fees, etc.  (a)  The Company agrees to
               ------------------------------------
pay to the Administrative Agent for the account of each Revolving Credit Lender a facility fee for the period from and including the Closing Date to the last day of the Revolving Credit Commitment Period, computed at the Facility Fee Rate on the amount of the Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the third Business Day of each January, April, July and October (commencing on April 3,
1998) for the period ending on (and including) the last day of the immediately preceding December, March, June or September, respectively, and on the Revolving Credit Termination Date.

          (b) The Company agrees to pay to the Administrative Agent for the account of each Tranche B Term Loan Lender a commitment fee for the period from and including the Closing Date to February 22, 1998, computed at a rate per annum equal to .50% on the amount by which the average daily Tranche B Term Loan Commitment of such Lender during the period for which payment is due exceeds the average daily principal amount (without giving effect to any prepayments or repayments thereof) during such period of all Tranche B Term Loans made by such Lender. Such commitment fee shall be payable in arrears on February 22, 1998.

          (c) The Company agrees to pay to the Syndication Agent and the Administrative Agent the fees in the amounts and on the dates previously agreed to in writing by the Company, the Syndication Agent and the Administrative Agent.

          (d) The Company agrees to pay to the Administrative Agent the administrative agent fees in the amounts and on the dates from time to time agreed to in writing by the Company and the Administrative Agent.

          3.3  Termination or Reduction of Revolving Credit Commitments.  The
               --------------------------------------------------------
Company shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments; provided
                                                                        --------
that no such termination or reduction of the Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

          3.4  Optional Prepayments.  The relevant Borrower may at any time and
               --------------------
from time to time prepay the Loans made to it, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent by 10:00 A.M., New York City time, in the case of prepayments by the Company, and 10:00 A.M., London time, in the case of prepayments by any Borrowing Subsidiary, in each case, at least three Business Days prior thereto in the case of Foreign Alternate Rate Loans which are not Swing Line Loans or Eurocurrency Loans and at least one Business Day prior thereto in the case of Base Rate Loans (or, in the case of Swing Line Loans, on the date of such prepayment), which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurocurrency Loans, Base Rate Loans or Foreign Alternate Rate Loans; provided, that if a Eurocurrency Loan is prepaid on any
                      --------
day other than the last day of the Interest Period applicable thereto, the relevant Borrower shall also pay any amounts owing pursuant to Section 3.14. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans which are Base Rate Loans and Swing Line Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Credit Loans shall be in an aggregate principal amount of the Dollar Equivalent of $1,000,000 or a whole multiple thereof and partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof (or, if any such prepayment is to be made in any Optional Currency, an amount in such Optional Currency approximately equal to such amount). Subject to Section 3.11(d), any optional prepayments of the Term Loans pursuant to this Section 3.4 shall be made ratably to the Tranche A Term Loans and the Tranche B Term Loans according to the respective outstanding principal amounts thereof held by the Term Loan Lenders with such amounts applied to reduce the then remaining installments of the respective Term Loans pro rata based upon the then remaining
                                          --- ----
principal amount thereof. Amounts prepaid on account of the Term Loans may not be reborrowed. Subject to the foregoing, amounts prepaid pursuant to this
Section 3.4 need not be applied to prepay the Tranche A Term Loans owing in any particular currencies but rather shall be applied against any such amounts owing in any such currencies as the Company shall elect.

          3.5  Mandatory Prepayments and Commitment Reductions.  (a)  Unless the
               -----------------------------------------------
Required Prepayment Lenders shall otherwise agree, if any Capital Stock shall be issued, or Indebtedness incurred, by the Company or any of its Subsidiaries, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 3.5(d); provided that no such prepayment or reduction shall be required with
        --------
respect to (i) any Indebtedness incurred in accordance with Section 8.2, (ii) Designated Equity Amounts, (iii) Capital Stock issued in connection with the Company's stock plans or arrangements for directors and employees of the Company and its Subsidiaries or (iv) Capital Stock issued to the Company or any Wholly-Owned Subsidiary.

          (b) Unless the Required Prepayment Lenders shall otherwise agree, if on any date the Company or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 3.5(d); provided,
                                                                    --------
that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be subject to the exclusion from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $20,000,000 at any one time and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 3.5(d).

          (c) Unless the Required Prepayment Lenders shall otherwise agree, if, for any fiscal year of the Company commencing with the fiscal year ending March 31, 1999, there shall be Excess Cash Flow, the Company shall, on the relevant Excess Cash Flow Application Date, apply the ECF Percentage of such Excess Cash Flow toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 3.5(d). Each such prepayment and commitment reduction shall be made on a date (an "Excess Cash Flow Application
                                                  ----------------------------
Date") no later than fifteen days after the earlier of (i) the date on which the
----
financial statements of the Company referred to in Section 7.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

          (d) Amounts to be applied in connection with prepayments and Commitment reductions made pursuant to Section 3.5 shall be applied, first, to
                                                                     -----
the prepayment of the Term Loans and, second, to reduce permanently the
                                      ------
Revolving Credit Commitments. Subject to Section 3.11(d), any such prepayments of the Term Loans shall be applied to the Tranche A Term Loans and the Tranche B Term Loans pro rata according to the respective outstanding principal amounts
           --- ----
thereof held by the Term Loan Lenders with such amounts applied to reduce the then remaining installments of the respective Term Loans pro rata based upon the
                                                         --- ----
then remaining principal amount thereof. Amounts prepaid on account of the Term Loans may not be reborrowed. Any such reduction of the Revolving Credit Commitments shall be accompanied by prepayment of the Revolving Credit Loans and/or Swing Line Loans to the extent, if any, that the Total Revolving Extensions of Credit exceed the amount of the Total Revolving Credit Commitments as so reduced, provided that if the aggregate principal amount of Revolving
               --------
Credit Loans and Swing Line Loans then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Company shall or shall cause the Borrowing Subsidiaries to, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established with the Administrative Agent for the benefit of the Lenders under the relevant Facility on terms and conditions satisfactory to the Administrative Agent. The application of any prepayment pursuant to Section 3.5 shall be made first to Base Rate Loans and Foreign Alternate Rate Loans, ratably based on the outstanding principal amounts thereof, and second to Eurocurrency Loans. Each prepayment of the Loans under
Section 3.5 (except in the case of Revolving Credit Loans that are Base Rate Loans and Swing Line Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. Subject to the foregoing, amounts prepaid pursuant to this Section 3.5 need not be applied to prepay the Tranche A Term Loans owing in any particular currencies but rather shall be applied against any such amounts owing in any such currencies as the Company shall elect.

          3.6  Conversion and Continuation Options. (a)  Each Borrower may elect
               -----------------------------------
from time to time to convert Eurocurrency Loans denominated in Dollars to Base Rate Loans by giving the Administrative Agent irrevocable notice of such election by 10:00 A.M., New York City time, in the case of Loans to the Company, and by 10:00 A.M., London time, in the case of Loans to any Borrowing Subsidiary, in each case at least one Business Day prior to such conversion, provided that any such conversion of Eurocurrency Loans may only be made on the
--------
last day of an Interest Period with respect thereto. Each Borrower may elect from time to time to convert Base Rate Loans or the Foreign Alternate Rate Loans to Eurocurrency Loans by giving the Administrative Agent by 10:00 A.M., New York City time, in the case of borrowings by the Company, and 10:00 A.M., London time, in the case of borrowings by any Borrowing Subsidiary, in each case, at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no Base Rate Loan under a particular Facility may be converted
--------
into a Eurocurrency Loan (i) when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

          (b) Any Eurocurrency Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the relevant Borrower giving irrevocable notice of such election by 10:00 A.M., New York City time, in the case of Loans to the Company, and by 10:00 A.M., London time, in the case of Loans to any Borrowing Subsidiary, in each case at least three Business Days prior to such continuation, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurocurrency
                                                --------
Loan denominated in Dollars under a particular Facility may be continued as such
(i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility, and provided, further,
                                                             --------  -------
that if the relevant Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso any Eurocurrency Loans denominated in Dollars shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period and any Eurocurrency Loan denominated in any Optional Currency shall be continued as a Eurocurrency Loan with an Interest Period of one month's duration. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

          3.7  Minimum Amounts and Maximum Number of Eurocurrency Tranches.
               -----------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurocurrency Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurocurrency Loans comprising each Eurocurrency Tranche shall be equal to the Dollar Equivalent of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, with respect to Eurocurrency Loans made in any Optional Currency, an amount in such Optional Currency approximately equal to such amount) and (b) no more than 25 Eurocurrency Tranches shall be outstanding at any one time.

          3.8  Interest Rates and Payment Dates.  (a)  Each Eurocurrency Loan
               --------------------------------
shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day plus the Applicable Margin.

          (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

          (c) Each Foreign Alternate Rate Loan shall bear interest at a rate per annum equal to the Foreign Alternate Rate plus the Applicable Margin in effect at such time with respect to Base Rate Loans.

          (d) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans and Reimbursement Obligations (whether or not overdue) shall bear interest at a rate per annum which is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 3.8 plus
                                                                            ----
2%, (y) in the case of Reimbursement Obligations owing in Dollars, the rate applicable to Base Rate Loans under the Revolving Credit Facility plus 2% and
                                                                  ----
(z) in the case of Reimbursement Obligations owing in Optional Currencies, the rate applicable to Foreign Alternate Rate Loans under the Revolving Credit Facility plus 2%, and (ii) if all or a portion of any interest payable on any Loan or
----
Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate applicable to Base Rate Loans (or, in the case of interest, fees or amounts owing on account of obligations denominated in Optional Currencies, Foreign Alternate Rate Loans) under the relevant Facility plus 2% (or, in the
                                                          ----
case of fees, reimbursements or any such other amounts that do not relate to a particular Facility, the Base Rate plus 3.25%), in each case, with respect to
                                   ----
clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

          (e) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (d) of this Section
      --------
3.8 shall be payable from time to time on demand.

          (f) For the purposes of Articles L 313-1 to L 313-6 of the French Code de la Consommation, the parties hereto acknowledge that the taux effectif global may only be determined during the course of the Loans. By way of example, the taux effectif global applicable on December 19, 1997 taking into account the fees, commissions and expenses which are payable by the Borrowers and:

     (i) in the case of a Eurocurrency Loan, assuming a base interest rate of [___]% per annum (being the Eurocurrency Rate (as at December 19,
          1997) for French Francs or, in the case of the Tranche B Term Loans, Dollars with an Interest Period of three months), (A) in respect of the Tranche A Term Loans would be [___]% per annum and the taux de periode would be [___]% for a period of three months, (B) in respect of the Tranche B Term Loans would be [___]% per annum and the taux de periode would be [___]% for a period of three months and (C) in respect of the Revolving Credit Loans made to the Borrowing Subsidiaries (assuming that Revolving Credit Facilities were fully drawn for a period of three months) would be Loans [___]% per annum and the taux de periode would be [___]% for a period of three months;

     (ii) in the case of a Base Rate Loan, assuming a base interest rate of [___]% per annum (being the Base Rate (as at December 19, 1997) for French Francs or, in the case of the Tranche B Term Loans, for a period of three months), (A) in respect of the Tranche A Term Loans would be [___]% per annum and the taux de periode would be [___]% for a period of three months, (B) in respect of the Tranche B Term Loans would be [___]% per annum and the taux de periode would be [___]% for a period of three months and (C) in respect of the Revolving Credit Loans made to the Borrowing Subsidiaries (assuming that Revolving Credit Facilities were fully drawn for a period of three months) would be Loans [___]% per annum and the taux de periode would be [___]% for a period of three months; and

    (iii) in the case of a Foreign Alternate Rate Loan, assuming a base interest rate of [___]% per annum (being the Foreign Alternate Rate for Credit Suisse First Boston (as at December 19, 1997) for French Francs or, in the case of the

          Tranche B Term Loans, for a period of three months), (A) in respect of the Tranche A Term Loans would be [___]% per annum and the taux de periode would be [___]% for a period of three months, (B) in respect of the Tranche B Term Loans would be [___]% per annum and the taux de periode would be [___]% for a period of three months and (C) in respect of the Revolving Credit Loans made to the Borrowing Subsidiaries (assuming that Revolving Credit Facilities were fully drawn for a period of three months) would be Loans [___]% per annum and the taux de periode would be [___]% for a period of three months.

          3.9  Computation of Interest and Fees.  (a)  Interest, fees and
               --------------------------------
commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, (i) with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, and any Loans or Letters of Credit denominated in Pounds, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed and (ii) with respect to Foreign Alternate Rate Loans, the interest thereon shall be calculated in accordance with the method customarily used for calculating interest on loans in the relevant jurisdiction. The Administrative Agent shall as soon as practicable notify the relevant Borrower and the relevant Lenders of each determination of a Eurocurrency Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the relevant Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the relevant Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the relevant Borrower, deliver to such Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 3.8(a).

          3.10  Inability to Determine Interest Rate.  If prior to the first day
                ------------------------------------
of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon each of the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for such Interest Period, or

          (b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurocurrency Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the relevant Borrower and the relevant Lenders as soon as practicable thereafter.
If such notice is given (i) any Eurocurrency Loans denominated in Dollars under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (ii) any Eurocurrency Loans denominated in any Optional Currency requested to be made on the first day of such Interest Period shall be made as Foreign Alternate Rate Loans, (iii) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurocurrency Loans shall be continued as Base Rate Loans, (iv) any outstanding Eurocurrency Loans denominated in Dollars under the relevant Facility shall be converted, on the first day of such Interest Period, to Base Rate Loans and (v) any outstanding Eurocurrency Loans denominated in any Optional Currency shall be converted, on the first day of such Interest Period, to Foreign Alternate Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurocurrency Loans under the relevant Facility shall be made or continued as such, nor shall any Borrower have the right to convert Loans under the relevant Facility to Eurocurrency Loans.

          3.11  Pro Rata Treatment and Payments.  (a)  Each borrowing by a
                -------------------------------
Borrower from the Lenders hereunder (other than in the case of Swing Line Loans), each payment by a Borrower on account of any commitment or facility fee and any reduction of the Commitments of the Lenders shall be made pro rata
                                                                  --- ----
according to the respective Tranche A Term Loan Percentages, Tranche B Term Loan Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders.

          (b) Subject to Section 3.4 and 3.5, each payment by a Borrower on account of principal of and interest on the Term Loans under a particular Facility shall be made pro rata according to the respective outstanding
                       --- ----
principal amounts of the Term Loans under such Facility then held by the Term Loan Lenders (except as otherwise provided in Section 3.11(d)).

          (c) Each payment (including each prepayment) by a Borrower on account of principal of and interest on the Revolving Credit Loans shall be made pro
                                                                         ---
rata according to the respective outstanding principal amounts of the Revolving
----
Credit Loans then held by the Revolving Credit Lenders.

          (d) Notwithstanding anything to the contrary in Sections 3.4, 3.5 or 3.11, so long as any Tranche A Term Loans are outstanding, each Tranche B Term Loan Lender may, at its option, decline the portion of any optional prepayment or mandatory payment applicable to the Tranche B Term Loans of such Lender; accordingly, with respect to the amount of any optional prepayment described in
Section 3.4 or mandatory prepayment described in Section 3.5 that is allocated to Tranche B Term Loans (such amounts, the "Tranche B Prepayment Amount"), at
                                            ---------------------------
any time when Tranche A Term Loans remain outstanding, the relevant Borrower will, in lieu of applying such amount to the prepayment of Tranche B Term Loans as provided in Section 3.4 (in the case of optional prepayments) or Section 3.5 (in the case of mandatory prepayments), on the date specified in Section 3.4 or 3.5, as the case may be, and so long as no Default or Event of Default shall have occurred and is continuing, in the case of any mandatory prepayment required to be made pursuant to Section 3.5, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche B Lender a notice (each, a "Prepayment Option Notice") as described below. As promptly as
          ------------------------
practicable after receiving such notice from such Borrower, the Administrative Agent will send to each Tranche B Lender a Prepayment Option Notice, which shall be in the form of Exhibit G, and shall include an offer by such Borrower to prepay on the date (each a "Prepayment Date")
                            ---------------
that is 10 Business Days after the date of the Prepayment Option Notice, the relevant Tranche B Term Loans of such Lender by an amount equal to the portion of the Tranche B Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche B Term Loans. Each Tranche B Term Loan Lender shall notify the Administrative Agent and the relevant Borrower in writing, by no later than 10:00 A.M., New York City time, in the case of prepayments by the Company, and by no later than 10:00 A.M., London time, in the case of prepayments by a Borrowing Subsidiary, in each case, on the fifth Business Day preceding the Prepayment Date, whether or not it accepts the relevant Borrower's prepayment offer. Failure by such Lender to so notify the Administrative Agent by such time shall be deemed to be notice that such Lender accepts the relevant Borrower's prepayment offer. On the Prepayment Date, (i) such Borrower shall pay to the Administrative Agent the aggregate amount necessary to prepay that portion of the outstanding Tranche B Term Loans in respect of which Tranche B Lenders have accepted prepayment as described above (such Lenders, the "Accepting Lenders"), and such amount shall be applied to
                    -----------------
reduce the Tranche B Repayment Amounts with respect to each Accepting Lender and
(ii) such Borrower shall pay to the Administrative Agent an amount equal to the portion of the Tranche B Prepayment Amount not accepted by the Accepting Lenders, and such amount shall be applied first, to the prepayment of the
                                          -----
Tranche A Term Loans, and second, to reduce permanently the Revolving Credit
                          ------
Commitments with corresponding prepayments of the Revolving Credit Loans in the manner set forth in the second sentence of Section 3.5(d).

          (e) All payments (including prepayments) to be made by a Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and (except to the extent otherwise set forth herein) shall be made (i) with respect to payments by the Company on account of amounts denominated in Dollars, prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at the Payment Office, in Dollars and in immediately available funds, (ii) with respect to payments by the Company on account of amounts denominated in Optional Currencies and with respect to payments by any Borrowing Subsidiary, prior to 12:00 Noon, London time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at the Payment Office, in the relevant Optional Currency or in Dollars (as applicable) and in immediately available funds. Payments received by the Administrative Agent after such specified time shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurocurrency Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurocurrency Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension. All payments hereunder shall be made in Dollars, or, in the case of Eurocurrency Loans (and interest thereon) outstanding in any Optional Currency, such Optional Currency.

          (f) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the rate of interest which reflects the cost to the Administrative Agent of obtaining funds of the type utilized to fund such amount for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 3.11(f) shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans or Foreign Alternate Rate Loans, as the case may be, under the relevant Facility, on demand, from the relevant Borrower. Any failure by a Lender to fund its share of any borrowing required hereunder shall not relieve any other Lender of its obligation to fund its ratable share of such borrowing as required hereunder.

          (g) Unless the Administrative Agent shall have been notified in writing by a Borrower prior to the date of any payment being made hereunder that such Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that such Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the relevant Lenders their respective pro
                                                                         ---
rata shares of a corresponding amount.  If such payment is not made to the
----
Administrative Agent by such Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the rate of interest which reflects the cost to the Administrative Agent of obtaining funds of the type utilized to fund any such amount. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against any Borrower.

          (h) Notwithstanding any other provision contained herein, in the event that any Revolving Credit Lender gives three Business Days' prior notice to the Administrative Agent that it is unable to fund Revolving Credit Loans which are Eurocurrency Loans or Foreign Alternate Rate Loans in any Optional Currency at a reasonable cost to it, the Administrative Agent shall, until such notice is withdrawn and to the extent necessary in order to excuse such Revolving Credit Lender from making any Revolving Credit Loans in such Optional Currency, reallocate from time to time among the Revolving Credit Lenders the outstanding Revolving Credit Loans in such Optional Currency based on the Revolving Credit Percentages; provided that, no Revolving Credit Lender shall be
                              --------
required to make Revolving Credit Loans in excess of its Revolving Credit Commitment; provided, further, that, in the event that the Revolving Credit
            --------  -------
Lenders the Revolving Credit Percentages of which aggregate at least 51% give such notice to the Administrative Agent, the Revolving Credit Lenders shall not be required to make any Revolving Credit Loans in such Optional

Currency until any such notices have been withdrawn so that the Revolving Credit Lenders the Revolving Credit Percentages of which aggregate at least 51% have either not given any such notice or have withdrawn any such notice.

          3.12  Requirements of Law.  (a)  If the adoption of or any change in
                -------------------
any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

               (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurocurrency Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 3.13 and changes in the rate of tax on the overall net income of such Lender);

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurocurrency Rate hereunder; or

              (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurocurrency Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the relevant Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 3.12, it shall promptly notify the relevant Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the relevant Borrower (with a copy to the Administrative Agent) of a written request therefor, such Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis for such reduction.

          (c) A certificate as to any additional amounts payable pursuant to this Section 3.12 submitted by any Lender to a Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of each Borrower pursuant to this Section 3.12 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          3.13  Taxes.  (a)  All payments made by any Borrower under this
                -----
Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or Other Taxes
                                            ------------------
are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrowers shall not be required to
           --------  -------
increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from a Borrower with respect to such Non-Excluded Taxes pursuant to Section 3.13(a).

          (b) In addition, the relevant Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by a Borrower, as promptly as possible thereafter such Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If such Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Agents the required receipts or other required documentary evidence, such Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this
Section 3.13 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          (d) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to the Company and the Administrative
           ---------------
Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement substantially in the form of Exhibit H and a Form W-8, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Company under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Company at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Company (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 3.13(d), a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 3.13(d) that such Non-U.S. Lender is not legally able to deliver.

          (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the relevant Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the relevant Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the relevant Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that
                                                                   --------
such Lender shall only be required to complete, execute and deliver such documentation if in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

          3.14  Indemnity.  Each Borrower agrees to indemnify each Lender and to
                ---------
hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by such Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Loans after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment after such Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurocurrency Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which
----
would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurocurrency market. A certificate as to any amounts payable pursuant to this Section 3.14 submitted to a Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          3.15  Illegality.  Notwithstanding any other provision herein, if the
                ----------
adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurocurrency Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurocurrency Loans, continue Eurocurrency Loans as such and convert Base Rate Loans or Foreign Alternate Rate Loans to Eurocurrency Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurocurrency Loans, if any, shall be converted automatically to Base Rate Loans (in the case of Loans denominated in Dollars) or Foreign Alternate Rate Loans (in the case of Loans denominated in any Optional Currency) on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurocurrency Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the relevant Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.14.

          3.16  Change of Lending Office.  Each Lender agrees that, upon the
                ------------------------
occurrence of any event giving rise to the operation of Section 3.12 or 3.13(a) with respect to such Lender, it will, if requested by the relevant Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such
                                                   --------
designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 3.16 shall
                  --------  -------
affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 3.12 or 3.13(a).

          3.17  Replacement of Lenders under Certain Circumstances.  Any
                --------------------------------------------------
Borrower shall be permitted to replace any Lender which (a) requests reimbursement for amounts owing pursuant to Section 3.12 or 3.13 or (b) defaults in its obligation to make Loans hereunder, with a replacement financial institution; provided that (i) such replacement does not conflict with any
             --------
Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 3.16 so as to eliminate the continued need for payment of amounts owing pursuant to Section 3.12 or 3.13,
(iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) such Borrower shall be liable to such replaced Lender under
Section 3.14 if any Eurocurrency Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto,
(vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of
Section 12.6 (provided that such Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, such Borrower shall pay all additional amounts (if any) required pursuant to Section 3.12 or 3.13, as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights which such Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

          3.18  Controls; Currency Exchange Rate Fluctuations.  (a)  The Company
                ---------------------------------------------
will implement and maintain internal controls to monitor the borrowings and repayments of Loans by the Borrowers, with the object of preventing any request for a Loan that would result in a breach of any of the aggregate or individual limits or sub-limits set forth in this Agreement with respect to the Total Revolving Extensions of Credit, the Designated Maximum of any individual Borrowing Subsidiary or the Currency Maximum of any Optional Currency and of promptly identifying and remedying any circumstance where, by reason of changes in exchange rates, any of such limits or sub-limits shall have been breached.
In the event that at any time the Company determines that by reason of currency exchange rates any of such limits or sub-limits shall have been breached, in each case, by more than 5%, the Company will promptly notify the Administrative Agent.

          (b) The Administrative Agent will calculate the Aggregate Exposures with respect to all of the Lenders on each date on which a borrowing is requested or a Loan is converted or continued hereunder and on any other date in its sole discretion.

          (c) In the event that on any date the Administrative Agent calculates that any of such limits or sub-limits shall have been breached, in each case, by more than 5% or would be breached by any requested borrowing or issuance of a Letter of Credit, the Administrative Agent will give notice to such effect to the Company and the Lenders (except in the case of a breach which would result from the making of a requested borrowing or the issuance of a requested Letter of Credit, in which case, the Administrative Agent shall notify the requesting Borrower (with a copy to the Company) that because of such potential breach the requested borrowing or issuance will not be made). Within five Business Days after receipt of such notice, the Company will, or will cause the Borrowing Subsidiaries to, make such repayments or prepayments of Loans (together with interest accrued to the date of such repayment or prepayment) as shall be necessary to eliminate any excess above any such limit or sub-limit, unless by the time such repayment or prepayment is required to be made, such limit or sub-limit is no longer breached by reason of currency exchange rate fluctuations.
If by virtue of the second sentence of this paragraph (c) any such repayment or prepayment of a Eurocurrency Loan pursuant to this Section occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company shall pay to the Lenders such amounts, if any, as may be required pursuant to Section 3.14.

          3.19  European Monetary Union.  (a)  If, as a result of the
                -----------------------
implementation of European monetary union, (i) any currency ceases to be lawful currency of the nation issuing the same and is replaced by a European single currency or (ii) any currency and a European single currency are at the same time recognized by the central bank or comparable authority of the nation issuing such currency as lawful currency of such nation and the Administrative Agent or the Required Foreign Lenders shall so request in a notice delivered to the Company, then any amount payable hereunder by the Lenders to any Borrower, or by any Borrower to the Lenders, in such currency shall instead be payable in the European single currency and the amount so payable shall be determined by translating the amount payable in such currency to such European single currency at the exchange rate recognized by the European Central Bank for the purpose of implementing European monetary union.

          (b) The Company agrees, at the request of any Lender, to compensate such Lender for any reasonable loss, cost, expense or reduction in return that shall be incurred or sustained by such Lender (other than through such Lender's gross negligence or willful misconduct) as a result of the implementation of European monetary union, that would not have been incurred or sustained but for the transactions provided for herein and that, to the extent that such loss, cost, expense or reduction is of a type generally applicable to extensions of credit similar to the extensions of credit hereunder, is generally being requested from borrowers subject to similar provisions. A certificate of a Lender setting forth (x) the amount or amounts necessary to compensate such Lender (y) describing the nature of the loss or expense sustained or incurred by such Lender as a consequence thereof and (z) setting forth a reasonably detailed explanation of the calculation thereof shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          (c) The Company agrees, at the request of the Required Foreign Lenders, at the time of or at any time following the implementation of European monetary union, to enter into an agreement amending this Agreement in such manner as the Required Foreign Lenders shall specify in order to reflect the implementation of such monetary union to place the parties hereto in the position they would have been in had such monetary union not been implemented.

          3.20  Reporting Requirements of Swing Line Lenders and Issuing
                --------------------------------------------------------
Lenders. (a) Within two Business Days following the last day of each calendar month, each Swing Line Lender shall deliver to the Administrative Agent a statement showing the average daily principal amount of the Swing Line Loans outstanding in each currency during the calendar quarter most recently ended.

          (b) Within two Business Days following the last day of each calendar month, each Issuing Lender shall deliver to the Administrative Agent a report detailing all activity during the preceding month with respect to any Letters of Credit issued by any such Issuing Lender, including the face amount, the account party, the beneficiary and the expiration date of such Letters of Credit and any other information with respect thereto as may be requested by the Administrative Agent.


                         SECTION 4. LETTERS OF CREDIT

          4.1  L/C Commitment.  (a)  Subject to the terms and conditions hereof,
               --------------
each of the Issuing Lenders, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 4.3(a), agrees to issue letters of credit ("Letters of Credit") for the account of any of the Borrowers (the
         -----------------
Borrower for whose account such Letter of Credit shall have been issued, the "Account Party") on any Business Day during the Revolving Credit Commitment
 -------------
Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of
--------
Credit for the account of any Borrower if, after giving effect to such issuance
(i) the Dollar Equivalent of the L/C Obligations would exceed the L/C Commitment, (ii) the aggregate amount of the Available Revolving Credit Commitments would be less than zero, (iii) in the case of a Letter of Credit requested to be issued in an Optional Currency, the Dollar Equivalent of the Total Revolving Extensions of Credit with respect to such Optional Currency would exceed the Currency

Maximum with respect to any Optional Currency or (iv) the Dollar Equivalent of the Total Revolving Extensions of Credit with respect to such Borrowing Subsidiary would exceed such Borrowing Subsidiary's Designated Maximum. Each Letter of Credit shall (i) be denominated in Dollars or any Optional Currency and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the Scheduled Revolving Credit Termination Date, provided that any Letter of Credit
                                             --------
with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause
(y) above).

          (b) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          4.2  Procedure for Issuance of Letters of Credit.  Each Borrower may
               -------------------------------------------
from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender (with a copy to the Administrative Agent) at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Account Party. The Issuing Lender shall furnish a copy of such Letter of Credit to the Account Party promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Revolving Credit Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

          4.3  L/C Participations.  (a)  The Issuing Lender irrevocably agrees
               ------------------
to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Account Party in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

          (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 4.3(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the rate of interest which reflects the cost to the Issuing Lender of obtaining funds of the type utilized to fund such payment during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times
(iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 4.3(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Eurocurrency Loans under the Revolving Credit Facility. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro
                                                                         ---
rata share of such payment in accordance with Section 4.3(a), the Issuing Lender
----
receives any payment related to such Letter of Credit (whether directly from the Account Party or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof;
                                                   --- ----
provided, however, that in the event that any such payment received by the
--------  -------
Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

          (d) Each Borrower hereby irrevocably and unconditionally authorizes the Issuing Lender to convert into Dollars (at the actual exchange rate then available to it) all amounts then owing to it on account of any Letter of Credit which is denominated in an Optional Currency other than Marks, Pounds or Francs and is not reimbursed by the relevant Account Party in a timely manner and otherwise in accordance with the provisions of Section 4.4. Such Issuing Lender and each L/C Participant hereby irrevocably and unconditionally agrees that (i) no L/C Participant shall have any obligation to make any payments or purchase any participating interests contemplated by Section 4.3(b) or (c) on account of such Letter of Credit until such time as such Issuing Lender has effected the conversion described above and provided written notice to the Administrative Agent (which shall promptly forward such notice to the L/C Participants) of the amount of Dollars owing to it as a result of such conversion and (ii) from and after the date upon which such conversion is effected, the obligations of the L/C Participants under Sections 4.3(b) and (c) shall be satisfied only by the payment to such Issuing Lender of such L/C Participant's Revolving Credit Percentage of the amount of Dollars so notified to the Administrative Agent.

          (e)  Notwithstanding anything to the contrary contained in this
Section 4.4, no Revolving Credit Lender shall be required to acquire a participating interest in a Letter of Credit if an Event of Default shall have occurred and be continuing at the time such Letter of Credit was issued and such Revolving Credit Lender shall have notified the Administrative Agent in writing, at least one Business Day prior to the issuance date with respect to such Letter of Credit, that such Event of Default has occurred and that such Revolving Credit

Lender will not acquire participations in Letters of Credit issued while such Event of Default is continuing.

          4.4  Reimbursement Obligation With Respect to Letters of Credit.  The
               ----------------------------------------------------------
Account Party agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Account Party of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment.
Each such payment shall be made to the Issuing Lender at its address for notices specified herein in the currency in which such Letter of Credit was denominated and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Account Party under this Section from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate set forth in Section 3.8(d). Each drawing under any Letter of Credit denominated in Dollars or any Optional Currency shall (unless an event of the type described in clause (i) or (ii) of Section 9(f) shall have occurred and be continuing with respect to the Account Party or the Company, in which case the procedures specified in Section 4.3 for funding by L/C Participants shall apply) constitute a request by the Account Party to the Administrative Agent for a borrowing pursuant to Section 2.5 of (i) in the case of Letters of Credit denominated in Dollars, Base Rate Loans (or, at the option of the Administrative Agent and the Swing Line Lender for Dollars in their sole discretion, a borrowing pursuant to Section 2.7 of Swing Line Loans in Dollars) in the amount of such drawing and (ii) in the case of Letters of Credit denominated in any Optional Currency, Eurocurrency Loans (or, at the option of the Administrative Agent and the Swing Line Lender for such Optional Currency in their sole discretion, a borrowing pursuant to Section 2.7 of Swing Line Loans in such Optional Currency) in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the date of such drawing.

          4.5  Obligations Absolute.  Each of the Borrower's obligations under
               --------------------
this Section 4 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Borrower may have or have had against an Issuing Lender, any beneficiary of a Letter of Credit or any other Person. Each Borrower also agrees with the relevant Issuing Lender that such Issuing Lender shall not be responsible for, and such Borrower's Reimbursement Obligations under Section 4.4 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among such Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of such Borrower against any beneficiary of such Letter of Credit or any such transferee. None of the Issuing Lenders shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions which have resulted from the gross negligence or willful misconduct of such Issuing Lender. Each Borrower agrees that any action taken or omitted by an Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and, if applicable, in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on such Borrower and shall not result in any liability of an Issuing Lender to such Borrower.

          4.6  Commissions, Fees and Other Charges.  (a)  The relevant Borrower
               -----------------------------------
will pay a commission on all outstanding Letters of Credit for its account at a per annum rate equal to the Applicable Margin then in effect with respect to Eurocurrency Loans under the Revolving Credit Facility, shared ratably among the Revolving Credit Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, such Borrower shall pay to the relevant Issuing Lender for its own account a fronting fee in an amount agreed between such Borrower and such Issuing Lender, payable quarterly in arrears on each L/C Fee Payment Date after the Issuance Date.

          (b) In addition to the foregoing fees and commissions, the relevant Borrower shall pay or reimburse the relevant Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

          4.7  Letter of Credit Payments.  If any draft shall be presented for
               -------------------------
payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the relevant Borrower of the date and amount thereof. The responsibility of such Issuing Lender to the relevant Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

          4.8  Applications.  To the extent that any provision of any
               ------------
Application related to any Letter of Credit is inconsistent with the provisions of this Section 4, the provisions of this Section 4 shall apply.

          4.9  Transitional Provisions.  Schedule 1.1F contains described
               -----------------------
certain letters of credit issued prior to the date hereof for the account of the Company. On the Closing Date, (i) such letters of credit (to the extent outstanding and issued by a Lender hereunder in Francs, Marks, Pounds, Pesetas or Lira) shall be automatically and without further action by the parties thereto converted to Letters of Credit issued pursuant to this Section 4 for the account of the Company and subject to the provisions hereof, and for this purpose the fees specified in 4.6 shall be payable (in substitution for any fees set forth in the reimbursement agreement relating to such letters of credit) as if such letters of credit had been issued on the Closing Date, (ii) the face amount of such letters of credit shall be included in the calculation of L/C Obligations, and (iii) all liabilities of the Company and its Subsidiaries with respect to such letters of credit shall constitute Obligations. No letter of credit converted in accordance with this Section 4.9 shall be amended, extended or renewed without the prior written consent of the Administrative Agent. Notwithstanding anything set forth in Section 4.1, to the extent that any letter of credit listed on Schedule 1.1F has an expiration date in excess of one year, such letter of credit shall continue in full force and effect pursuant to the terms hereof after the Closing Date through its stated expiration date (but shall be cash collateralized upon terms reasonably satisfactory to the relevant Issuing Bank during the period from the Termination Date through such stated expiration date).

                  SECTION 5.  REPRESENTATIONS AND WARRANTIES

          To induce the Agents and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, each of the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

          5.1  Financial Condition.  (a)  The unaudited pro forma consolidated
               -------------------                      --- -----
balance sheet of the Company and its consolidated Subsidiaries as at September 30, 1997 (including the notes thereto) (the "Pro Forma Balance Sheet"), copies
                                             -----------------------
of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to the Loans to be made on the Closing Date and the use of proceeds thereof and the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the Company as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated
                                              --- -----
financial position of Company and its consolidated Subsidiaries as at September 30, 1997, assuming that the events specified in the preceding sentence had actually occurred at such date.

          (b) The audited consolidated balance sheets of the Company and the unaudited consolidating balance sheets of the Company's U.S. operations and the Company's European operations, in each such case, as at March 31, 1996 and March 31, 1997, and the related consolidated and consolidating statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from (in the case of the consolidated statements only) Arthur Andersen LLP, present fairly the consolidated financial condition of the Company and the consolidating financial condition of the Company's U.S. operations and the Company's European operations, as at such date, and the consolidated and consolidating results of such operations and the related consolidated and consolidating cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Company and the unaudited consolidating balance sheet with respect to the Company's U.S. operations and the Company's European operations, in each such case, as at September 30, 1997, and the related unaudited consolidated and consolidating statements of income and cash flows for the six-month period ended on such date, present fairly the consolidated financial condition of the Company and the unaudited consolidating financial condition of the Company's U.S. operations and the Company's European operations as at such date, and the consolidated and consolidating results of such operations and the related consolidated and consolidating cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). The Company and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any material long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, which are not reflected in the most recent financial statements referred to in this paragraph (b). During the period from March 31, 1997 to and including the date hereof there has been no Disposition by the Company or any of its Subsidiaries of any material part of the business or Property of the Company and its Subsidiaries taken as a whole.

          5.2  No Change.  Since March 31, 1997 there has been no development or
               ---------
event which has had or could reasonably be expected to have a Material Adverse Effect.

          5.3  Corporate Existence; Compliance with Law. Each of the Company and
               ----------------------------------------
its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.4  Corporate Power; Authorization; Enforceable Obligations.  Each
               -------------------------------------------------------
Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrowers, to borrow hereunder. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrowers, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings and notices described in
Schedule 5.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 5.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          5.5  No Legal Bar.  The execution, delivery and performance of this
               ------------
Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Company or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

          5.6  No Material Litigation.  No litigation, investigation or
               ----------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

          5.7  No Default.  Neither the Company nor any of its Subsidiaries is
               ----------
in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          5.8  Ownership of Property; Liens.  Each of the Company and its
               ----------------------------
Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other Property, and none of such Property is subject to any Lien except as permitted by Section 8.3.

          5.9  Intellectual Property.  The Company and each of its Subsidiaries
               ---------------------
owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Company know of any valid basis for any such claim. The use of Intellectual Property by the Company and its Subsidiaries does not infringe on the rights of any Person in any material respect.

          5.10  Taxes.  Each of the Company and each of its Subsidiaries has
                -----
filed or caused to be filed all Federal, state and other material tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Company, no claim is being asserted, with respect to any such tax, fee or other charge.

          5.11  Federal Regulations.  No part of the proceeds of any Loans will
                -------------------
be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Company will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation G or Regulation U, as the case may be.

          5.12  Labor Matters. There are no strikes or other labor disputes
                -------------
against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Company and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from the Company or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the Company or the relevant Subsidiary.

          5.13  ERISA.  Neither a Reportable Event nor an "accumulated funding
                -----
deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan which has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Company nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          5.14  Investment Company Act; Other Regulations.  No Loan Party is an
                -----------------------------------------
"investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

          5.15  Subsidiaries.  The Subsidiaries listed on Schedule 5.15
                ------------
constitute all the Subsidiaries of the Company at the date hereof.

          5.16  Use of Proceeds.  The proceeds of the Term Loans shall be used
                ---------------
to refinance the Existing Credit Agreements and (other than the Term Loans made to the Borrowing Subsidiaries) to redeem the Senior 10-3/4% Notes and to pay related fees and expenses. The proceeds of the Revolving Credit Loans and the Swing Line Loans, and the Letters of Credit, shall be used for general corporate purposes.

          5.17  Environmental Matters.
                ---------------------

          (a) The facilities and properties owned, leased or operated by the Company or any of its Subsidiaries (the "Properties") do not contain any
                                         ----------
Materials of Environmental Concern in amounts or concentrations or under circumstances which (i) constitute or constituted a violation of, or (ii) could give rise to liability under, any Environmental Law, except in either case insofar as such violation or liability, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

          (b) The Properties and all operations at the Properties are in material compliance, and have in the last five years been in material compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Company or any of its Subsidiaries (the "Business") which could materially
                                         --------
interfere with the continued operation of the Properties or materially impair the fair saleable value thereof. Except to the extent described in Schedule 5.17, neither the Company nor any of its Subsidiaries has assumed any liability of any other Person under Environmental Laws.

          (c) Neither the Company nor any of its Subsidiaries has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Company have knowledge or reason to believe that any such notice will be received or is being threatened, except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that could reasonably be expected to result in the payment of a Material Environmental Amount.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law, except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business, except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

          (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Company or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws, except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, could not reasonably be expected to result in the payment of a Material Environmental Amount.

          5.18  Accuracy of Information, etc.  No statement or information
                ----------------------------
contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the date of this Agreement), any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information
                                             --- -----
contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Company to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

          5.19  Security Documents.  (a)  The Collateral Agreement is effective
                ------------------
to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. When financing statements in appropriate form are filed in the offices specified on Schedule 5.19(a) and the Administrative Agent receives possession of the Pledged Securities (as defined therein), the Collateral Agreement shall, to the extent a security interest thereon can be perfected by the filing of financing statements or by such posssession, constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Collateral described therein and the proceeds thereof, as security for the Obligations (as defined in the Collateral Agreement), in each case prior and superior in right to any other Person.

          (b) Each Pledge Agreement constitutes a legal, valid and binding obligation of the pledgor party thereto, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles. Except as set forth in the legal opinions provided to the Administrative Agent by counsel in the relevant jurisdictions pursuant to Section 6.1(m), the security interests in the capital stock or other equity interests or intercompany loans or receivables of each Subsidiary that is a Foreign Subsidiary pledged pursuant to the Pledge Agreements constitute valid, perfected first priority security interests on such Pledged Stock or intercompany loans or receivables, as the case may be (to the extent applicable under the relevant local laws or otherwise reasonably acceptable to the Agents), enforceable as such against all creditors of the respective pledgor and any Persons purporting to purchase any such Pledged Stock or intercompany loans or receivables, as the case may be, from the respective pledgor.

          (c) (i) Each of the Mortgages is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 5.19(b), each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other

Person and (ii) each of the UK Mortgages is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the real properties which are the subject of the UK Mortgages and proceeds thereof, and when appropriate steps under applicable law are taken, each UK Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such properties and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person.

          (d) With respect to each survey of the Mortgaged Properties more particularly described on Schedule 1.1H (each, a "Survey"), there have been no
                                                  ------
changes made to any of the premises shown on any such Survey and/or the improvements situated on such premises subsequent to the date of such Survey as set forth on Schedule 1.1H and accordingly, each such Survey remains representative of the present configuration of such premises and/or improvements.

          5.20  Solvency.  Each Loan Party is, and after giving effect to the
                --------
incurrence of all Indebtedness and obligations being incurred in connection herewith will be and will continue to be, Solvent.

          5.21  Senior Indebtedness.  The Obligations constitute "Senior
                -------------------
Indebtedness" of the Company and the Borrowing Subsidiaries under and as defined in the Convertible Indenture.

                        SECTION 6. CONDITIONS PRECEDENT

          6.1  Conditions to Initial Extension of Credit.  The agreement of each
               -----------------------------------------
Lender to make the initial extension of credit requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

          (a)  Loan Documents.  The Administrative Agent shall have received (i)
               --------------
     this Agreement, executed and delivered by a duly authorized officer of each of the Borrowers and each of the Guarantors, (ii) the Collateral Agreement, executed and delivered by a duly authorized officer of the Company and each Domestic Subsidiary Guarantor, (iii) a Mortgage covering each of the Mortgaged Properties, executed and delivered by a duly authorized officer of each party thereto, (iv) a UK Mortgage covering each of the properties which are the subject thereof, executed and delivered by a duly authorized officer of each party thereto, (v) each of the Pledge Agreements, executed and delivered by a duly authorized officer of each pledgor party thereto,
     (vi) the Collateral Agency and Intercreditor Agreement, executed and delivered by a duly authorized officer of the Company and (vii) for the account of each Lender which has so requested, Notes conforming to the requirements hereof and executed and delivered by a duly authorized officer of the relevant Borrower.

          (b)  Pro Forma Balance Sheet; Financial Statements.  The Lenders shall
               ---------------------------------------------
     have received (i) the Pro Forma Balance Sheet and (ii) the financial statements referred to in Section 5.1(b), and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of the Company, as reflected in the financial statements or projections contained in the Confidential Information Memorandum.

          (c)  Approvals.  All governmental and third party approvals (including
               ---------
     landlords' and other consents) necessary in connection with the continuing operations of the Company and its Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

          (d)  Existing Credit Agreements.  All amounts outstanding under the
               --------------------------
     Existing Credit Agreements shall have been assumed, absorbed and refinanced by the Loans and other extensions of credit hereunder, and all collateral security (other than the Mortgages) provided on account of the Existing Facilities shall have been released.

          (e)  Redemption of Senior 10-3/4% Notes.  The Agents shall have
               ----------------------------------
     received forms of documents to be used in connection with the Company's call for redemption of the Senior 10-3/4% Notes and shall be satisfied that such call will be made promptly following the Closing Date (with the Company hereby covenanting and agreeing to effect such call within 30 days following the Closing Date).

          (f)  Sale and Leaseback Facility.  The Company shall have received net
               ---------------------------
     cash proceeds of at least $40,000,000 from the GE Sale/Leaseback under terms satisfactory to the Agents.

          (g)  Fees.  The Lenders, the Syndication Agent and the Administrative
               ----
     Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Closing Date.

          (h)  Business Plan.  The Lenders shall have received a satisfactory
               -------------
     business plan for fiscal years 1998-2006 and a satisfactory written analysis of the business and prospects of the Company and its Subsidiaries for the period from the Closing Date through the final maturity of the Term Loans.

          (i)  Capital Structure.  The legal and capital structure of the Loan
               -----------------
     Parties shall be satisfactory to the Agents.

          (j)  Lien Searches. The Administrative Agent shall have received the
               -------------
     results of a recent lien search in each of the domestic jurisdictions where assets of the Loan Parties are located, and such search shall reveal no liens on any of the assets of the Company or its Subsidiaries except for liens permitted by Section 8.3 or liens to be discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Agents.

          (k)  Environmental Reports.  The Administrative Agent shall have
               ---------------------
     received the environmental reports with respect to the real properties owned or leased by the Company and its Subsidiaries issued by Pilko & Associates, Inc. in May 1997, with respect to the Company's European operations, and October 1997, with respect to the

     Company's North American operations, and such reports shall be addressed to the Agents.

          (l)  Closing Certificate.  The Administrative Agent shall have
               -------------------
     received, with a counterpart for each Lender, a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit I (or such other form reasonably acceptable to the Administrative Agent), with appropriate insertions and attachments.

          (m)  Legal Opinions.  The Administrative Agent shall have received the
               --------------
     following executed legal opinions:

                    (i) the legal opinion of Kirkland & Ellis, counsel to the Company and its Subsidiaries, substantially in the form of Exhibit J; and

                    (ii) the legal opinion of local counsel in each jurisdiction where (i) a Borrowing Subsidiary, (ii) a pledgor party to a Pledge Agreement, (iii) an issuer whose stock is being pledged pursuant to a Pledge Agreement or (iv) a Subsidiary Guarantor is organized and of such other special and local counsel as may be required by the Administrative Agent (other than those opinions with respect to the Pledge Agreements referred to in paragraph 6.1(a)(v) above which will not be obtained on the Closing Date).

     Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

          (n)  Pledged Stock; Stock Power; Pledged Notes.  The Administrative
               -----------------------------------------
     Agent shall, to the extent required under applicable law, have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Collateral Agreement and pursuant to any Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note pledged to the Administrative Agent pursuant to the Collateral Agreement or any Pledge Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the Agents) by the pledgor thereof, and all other actions required under applicable law to perfect the security interest of the Administrative Agent in the shares of Capital Stock and the promissory notes pledged pursuant to the Collateral Agreement or any Pledge Agreement entered into on the Closing Date shall have been taken.

          (o)  Filings, Registrations and Recordings.  Each document (including,
               -------------------------------------
     without limitation, any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 8.3), shall be in proper form for filing, registration or recordation.

          (p)  Title Insurance Policy.  The Administrative Agent shall have
               ----------------------
     received in respect of each parcel covered by each Mortgage (other than the UK Mortgages) a mortgagee's title policy (or policies) or marked up unconditional binder for such insurance dated the Closing Date. Each such policy shall (i) be in an amount satisfactory to the Administrative Agent; (ii) be issued at ordinary rates; (iii) insure that the Mortgage insured thereby creates a valid first Lien on such parcel free and clear of all defects and encumbrances, except such as may be approved by the Administrative Agent;
     (iv) name the Administrative Agent for the benefit of the Lenders as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70); (vi) contain such endorsements and affirmative coverage as the Administrative Agent may request and (vii) be issued by title companies satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent). The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid.

          (q)  Flood Insurance.  If requested by the Administrative Agent, the
               ---------------
     Administrative Agent shall have received (i) a policy of flood insurance which (A) covers any parcel of improved real property which is encumbered by any Mortgage, (B) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage which is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968 (as amended), whichever is less, and
     (C) has a term ending not earlier than the maturity of the indebtedness secured by such Mortgage and (ii) confirmation that the Company has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board of Governors of the Federal Reserve System.

          (r)  Copies of Documents.  The Administrative Agent shall have
               -------------------
     received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in subsection 6.1(p) and a copy, certified by such parties as the Administrative Agent may deem appropriate, of all other documents affecting the property covered by each Mortgage.

          6.2  Conditions to Each Extension of Credit.  The agreement of each
               --------------------------------------
Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

          (a)  Representations and Warranties.  Each of the representations and
               ------------------------------
     warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

          (b)  No Default.  No Default or Event of Default shall have occurred
               ----------
     and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

Each borrowing by and issuance of a Letter of Credit on behalf of any of the Borrowers hereunder shall constitute a representation and warranty by such Borrower as of the date of such extension of credit that the conditions contained in this Section 6.2 have been satisfied.

                       SECTION 7. AFFIRMATIVE COVENANTS

          Each of the Borrowers hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of the Borrowers shall and shall cause each of its Subsidiaries to:

          7.1  Financial Statements.  Furnish to each Agent and each Lender:
               --------------------

          (a) as soon as available, but in any event within 100 days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its consolidated Subsidiaries and the unaudited consolidating balance sheet of the Company's U.S. operations and the Company's European operations as at the end of such year and the related audited consolidated and unaudited consolidating statements of income and of cash flows for such year, and, in the case of the consolidated statements only, (i) setting forth in comparative form the figures for the previous year and (ii) reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Arthur Andersen LLP or other independent certified public accountants of nationally recognized standing; and

          (b) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of the Company, the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries and the unaudited consolidating balance sheet of the Company's U.S. operations and the Company's European operations as at the end of such quarter and the related unaudited consolidated and unaudited consolidating statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          7.2  Certificates; Other Information.  Furnish to each Agent and each
               -------------------------------
Lender, or, in the case of clause (f) or (g), to the relevant Lender:

          (a) concurrently with the delivery of the financial statements referred to in Section 7.1(a), (i) a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate and (ii) a certificate of a Responsible Officer containing all information necessary for determining Excess Cash Flow for the fiscal year covered by such financial statements;

          (b) concurrently with the delivery of any financial statements pursuant to Section 7.1, a certificate of a Responsible Officer (i) stating that, to the best of each such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) setting forth all information necessary for determining compliance by the Company and its Subsidiaries with the provisions of Sections 8.1 and 8.7 as of the last day of the fiscal quarter or fiscal year of the Company, as the case may be, and (y) to the extent not previously disclosed to the Administrative Agent, a listing of any actions required to be taken by the Administrative Agent in order to cause the Company and its Subsidiaries to be in compliance with the provisions of
     Section 4.6 of the Collateral Agreement;

          (c) as soon as available, and in any event no later than 50 days after the end of each fiscal year of the Company, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Company and its Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "Projections"), which Projections shall in each case be accompanied by a
      -----------
     certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

          (d) within 50 days after the end of each fiscal quarter of the Company, a narrative discussion and analysis of the financial condition and results of operations of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year;

          (e) within five days after the same are sent, copies of all financial statements and reports which the Company sends to the holders of any class of its debt securities or public equity securities and within five days after the same are filed, copies of all financial statements and reports which the Company may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

          (f) promptly, copies of all material environmental appraisals and similar reports prepared for the Company and its Subsidiaries by independent environmental consultants which any Lender may from time to time reasonably request after notification of the preparation thereof by the Company; the Company hereby agrees that it will promptly obtain from Pilko & Associates (or other independent environmental consultants reasonably acceptable to the Required Lenders) updates of the environmental reports referenced in Section 6.1(k) upon the written request of the

     Administrative Agent or the Required Lenders (but not more frequently than annually); and

          (g) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

          7.3  Payment of Obligations.  Pay, discharge or otherwise satisfy at
               ----------------------
or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or its Subsidiaries, as the case may be.

          7.4  Conduct of Business and Maintenance of Existence, etc.    (a) (i)
               ------------------------------------------------------
Preserve, renew and keep in full force and effect its corporate existence and
(ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 8.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          7.5  Maintenance of Property; Insurance.  (a)  Keep all Property
               ----------------------------------
useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

          7.6  Inspection of Property; Books and Records; Discussions.  (a)
               ------------------------------------------------------
Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender (upon request through the Administrative Agent) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries with officers and employees of the Company and its Subsidiaries and with its independent certified public accountants; provided
                                                                    --------
that, unless a Default or an Event of Default has occurred and is continuing, the Lenders shall coordinate their visits pursuant to this clause (b) so that, in the aggregate, such visits, inspections and examinations by the Lenders (without limiting the frequency of visits, inspections and examinations by the Agents) occur not more frequently than quarterly.

          7.7  Notices.  Promptly give notice to the Administrative Agent and
               -------
each Lender of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Company or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Company or any of its Subsidiaries (i) which the Company believes, in good faith, could reasonably be expected to result in liability to the Company and its Subsidiaries (regardless of whether covered by insurance) in excess of $2,500,000 or (ii) in which injunctive or similar relief is sought;

          (d) the following events, as soon as possible and in any event within 30 days after the Company knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Company or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

          (e) any development or event which has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 7.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company or the relevant Subsidiary proposes to take with respect thereto.

          7.8  Environmental Laws.  (a)  Comply in all material respects with,
               ------------------
and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

          7.9  Interest Rate Protection.  In the case of the Company, within 180
               ------------------------
days after the Closing Date, enter into Interest Rate Protection Agreements to the extent necessary to provide that at least $100,000,000 of the aggregate principal amount of the Term Loans is subject to either a fixed interest rate or interest rate protection for a period and on other terms and conditions reasonably satisfactory to the Agents.

          7.10  Additional Collateral, etc.  (a)  With respect to any Property
                --------------------------
acquired after the Closing Date by the Company or any of its Domestic Subsidiaries (other than (x) any Property described in paragraph (b) or (c) below and (y) any Property subject to a Lien expressly permitted by Section 8.3(g)) as to which the Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Collateral Agreement or such other documents as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in such Property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such Property, including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Agreement or by law or as may be requested by the Administrative Agent.

          (b) With respect to any fee interest acquired after the Closing Date by the Company or any of its Subsidiaries in any real property located in the United States having a fair market value (together with improvements thereof) of at least $5,000,000, promptly (i) execute and deliver a first priority Mortgage in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real estate (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current survey thereof, together with a surveyor's certificate if customary under local practice in the relevant jurisdiction and
(y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such mortgage or deed of trust, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent; provided, however, that the
                                                     --------  -------
provisions of this clause (b) shall not apply with respect to fee interests in real property to the extent that (x) such real property is subject to a Lien expressly permitted by Section 8.3(g) or (y) the Administrative Agent determines that the costs of obtaining a security interest in such real property are excessive in relation to the value of the security to be afforded thereby.

          (c) With respect to any new Subsidiary created or acquired after the Closing Date by the Company or any of its Subsidiaries, promptly:

          (i) execute and deliver to the Administrative Agent such amendments to the Collateral Agreement or an additional Pledge Agreement, and take such other actions, as the Administrative Agent or the Syndication Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the relevant Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary which is owned by the Company or any of its Subsidiaries, including, without limitation, the delivery to the Administrative Agent of the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Company or such Subsidiary, as the case may be;

          (ii) in the case of any Domestic Subsidiary, cause such Subsidiary
     (A) to become a party to the Collateral Agreement and to execute a Domestic Obligations

     Guarantor Joinder Agreement and a Foreign Obligations Guarantor Joinder Agreement and (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Collateral Agreement with respect to such new Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Agreement or by law or as may be requested by the Administrative Agent;

          (iii) in the case of any Foreign Subsidiary, cause such Subsidiary to execute a Foreign Obligations Guarantor Joinder Agreement; and

          (v) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions and any other necessary documentation relating to the matters described above, which opinions and documentation shall be in form and substance, and, in the case of opinions, from counsel, reasonably satisfactory to the Administrative Agent;

provided, however, that any actions described in this Section 7.10 need not be
--------  -------
taken by or with respect to any Foreign Subsidiary to the extent that (x) such Foreign Subsidiary and its Subsidiaries had consolidated revenues for the immediately preceding four fiscal quarters and consolidated assets as of the last day of the most recently completed fiscal quarter which were less than $2,500,000, (y) the taking of such action would, in the good faith judgment of the Company (which shall be promptly notified in writing to the Agents), cause such the Company or any of its Subsidiaries to be subject to material adverse tax consequences or would cause the Company or any of its Subsidiaries (or any of its respective officers, directors or employees) to be subject to material adverse legal consequences or (z) in the reasonable judgment of the Agents, the costs related to the taking of such actions would be uneconomic relative to the benefits which would reasonably be expected to be afforded therefrom.

          7.11  Clean-Down.  Cause the aggregate outstanding principal amount of
                ----------
Revolving Credit Loans and Swing Line Loans to be not more than $105,000,000 for a period of 30 consecutive days during the period from and including February 1 through and including June 30 of each year.


                         SECTION 8. NEGATIVE COVENANTS

          Each of the Borrowers hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          8.1  Financial Condition Covenants.
               -----------------------------

          (a)  Consolidated Leverage Ratio.  Permit the Consolidated Leverage
               ---------------------------
Ratio as at the last day of any period of four consecutive fiscal quarters of the Company ending during any period set forth below to exceed the ratio set forth below opposite such period:

                                                Consolidated
               Period                          Leverage Ratio
               ------                          --------------
     March 31, 1998 through June 30, 1998      5.00 to 1.0
     July 1, 1998 through December 31, 1998    5.25 to 1.0
     January 1, 1999 through June 30, 1999     4.70 to 1.0
     July 1, 1999 through December 31, 1999    4.95 to 1.0
     January 1, 2000 through June 30, 2000     3.75 to 1.0
     July 1, 2000 through December 31, 2000    4.00 to 1.0
     January 1, 2001 through June 30, 2001     3.25 to 1.0
     July 1, 2001 through December 31, 2001    3.50 to 1.0
     January 1, 2002 through June 30, 2002     2.75 to 1.0
     July 1, 2002 through December 31, 2002    3.00 to 1.0
     January 1, 2003 through June 30, 2003     2.75 to 1.0
     July 1, 2003 through December 31, 2003    3.00 to 1.0
     January 1, 2004 through June 30, 2004     2.75 to 1.0
     July 1, 2004 through December 31, 2004    3.00 to 1.0

          (b)  Consolidated Fixed Charge Coverage Ratio.  Permit the
               ----------------------------------------
Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Company ending during any period set forth below to be less than the ratio set forth below opposite such period:

                                                   Consolidated Fixed
               Period                             Charge Coverage Ratio
               ------                             ---------------------
     March 31, 1998 through December 31, 1998     1.20 to 1.0
     January 1, 1999 through December 31, 1999    1.30 to 1.0
     January 1, 2000 through December 31, 2000    1.35 to 1.0
     January 1, 2001 and thereafter               1.75 to 1.0

          (c)  Minimum Consolidated EBITDA.  Permit Consolidated EBITDA for any
               ---------------------------
period of four consecutive fiscal quarters of the Company ending during any period set forth below to be less than the amount set forth below opposite such period:

                                                 Consolidated
               Period                               EBITDA
               ------                            ------------
    March 31, 1998 through December 31, 1998     $235,000,000
    January 1, 1999 through December 31, 1999     260,000,000

    January 1, 2000 through December 31, 2000     280,000,000
    January 1, 2001 through December 31, 2001     300,000,000
    January 1, 2002 and thereafter                320,000,000

          8.2  Limitation on Indebtedness.  Create, incur, assume or suffer to
               --------------------------
exist any Indebtedness, except:

          (a)  Indebtedness of any Loan Party pursuant to any Loan Document;

          (b) Indebtedness of the Company to any Subsidiary and of any Wholly Owned Subsidiary Guarantor to the Company or any other Subsidiary;

          (c) Indebtedness secured by Liens permitted by Section 8.3(g) in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding;

          (d) (i) Capital Lease Obligations with respect to the land and building in Romano, Italy currently owned by an affiliate of Fiat S.p.A. in an aggregate principal amount not to exceed $21,000,000 at any one time outstanding, (ii) Capital Lease Obligations (if any) with respect to the GE Sale-Leaseback and (iii) other Capital Lease Obligations in an aggregate principal amount (in the case of this clause (iii) only) not to exceed $10,000,000 at any one time outstanding;

          (e)  Indebtedness outstanding on the date hereof and listed on
     Schedule 8.2(e) and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof) which are not otherwise prohibited under this Agreement and which do not have the effect of reducing the collateral security and credit support provided on account of amounts owing under any Facility hereunder;

          (f) Indebtedness which may be deemed to exist pursuant to the Domestic Receivables Facility, so long as the Domestic Receivables Facility Attributed Indebtedness at no time exceeds the Domestic Receivables Maximum Commitment Amount as then in effect;

          (g) Acquired Indebtedness may be assumed or continued by a Subsidiary of the Company acquired pursuant to, or created to effect, a Permitted Acquisition, so long as the aggregate principal amount of all such Acquired Indebtedness incurred or assumed during the term of this Agreement does not exceed $30,000,000 (without regard to the amount of any Acquired Indebtedness in connection with any of the Permitted Acquisitions set forth on Schedule 1.1E);

          (h) intercompany Indebtedness among the Company and its Subsidiaries to extent permitted by Sections 8.8(e) through (i);

          (i) Indebtedness of any Wholly Owned Subsidiary to the Company or to a Wholly Owned Subsidiary Guarantor constituting the purchase price in respect of intercompany transfers of goods made in the ordinary course of business to the extent not constituting Indebtedness for borrowed money;

          (j) Indebtedness of EHE and/or its Subsidiaries which may be deemed to exist pursuant to the European Receivables Facility, so long as the European Receivables Facility Attributed Indebtedness at no time exceeds the European Receivables Maximum Commitment Amount as then in effect;

          (k) guarantees made in the ordinary course of business by the Company or any of its Subsidiaries of obligations of the Company or any Wholly Owned Subsidiary Guarantor;

          (l) Indebtedness of the Company evidenced by the increase in the principal amount of the Convertible Notes in connection with the accretion thereof;

          (m) short-term Indebtedness of Foreign Subsidiaries incurred for working capital purposes in an aggregate principal amount not to exceed $15,000,000 at any one time outstanding; and

          (n) additional Indebtedness of the Company or any of its Subsidiaries in an aggregate principal amount (for the Company and all Subsidiaries) not to exceed $5,000,000 at any one time outstanding.

          8.3  Limitation on Liens.  Create, incur, assume or suffer to exist
               -------------------
any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings (provided that adequate reserves with
                                       --------
     respect thereto are maintained on the books of the Company or its Subsidiaries, as the case may be, in conformity with GAAP);

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

          (f) Liens in existence on the date hereof listed on Schedule 8.3(f), securing Indebtedness permitted by Section 8.2(e), provided that no such
                                                        --------
     Lien is spread to
     cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness of the Company or any other Subsidiary incurred pursuant to Section 8.2(c) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created
                                 --------
     substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

          (h)  Liens created pursuant to the Security Documents;

          (i) any interest or title of a lessor under any lease (including any capital lease) entered into by the Company or any other Subsidiary in the ordinary course of its business and covering only the assets so leased; and

          (j) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by the Company or any of its Subsidiaries in the ordinary course of business;

          (k) Liens on accounts receivable and proceeds thereof, in each case so long as (i) such accounts receivable are sold pursuant to the Domestic Receivables Facility in accordance with the requirements of Section 8.5(d) and (ii) the amount of Domestic Receivables Facility Attributed Indebtedness at such time shall not exceed the Domestic Receivables Maximum Commitment Amount;

          (l) Liens on accounts receivable and proceeds thereof, in each case so long as (i) such accounts receivable are sold pursuant to the European Receivables Facility in accordance with the requirements of Section 8.5(e) and (ii) the amount of European Receivables Facility Attributed Indebtedness at such time shall not exceed the European Receivables Maximum Commitment Amount;

          (m)  Liens securing Acquired Indebtedness; provided that (i) other
                                                     --------
     than in the case of the Schumacher Acquisition, such Liens existed prior to, and were not created in contemplation of, the respective Permitted Acquisition, and (ii) such Liens apply only to the properties or assets so acquired pursuant to the respective Permitted Acquisition;

          (n) attachment, judgment or other similar Liens arising in connection with court or arbitration proceedings, provided that (i) the same are
                                            --------
     discharged, or that execution or enforcement thereof is stayed pending appeal, within 30 days or (in the case of any execution or enforcement pending appeal) such lesser time during which such appeal may be taken and
     (ii) the circumstances giving rise to such Liens do not constitute an Event of Default hereunder; and

          (o) other Liens not incurred in connection with Indebtedness or Contingent Obligations which (i) are incidental to the conduct of the business of the Borrower and its Subsidiaries or the ownership of any of their assets and (ii) do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries.

          8.4  Limitation on Fundamental Changes.  Enter into any merger,
               ---------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business except:

          (a) any Domestic Subsidiary of the Company may be merged or consolidated with or into the Company (provided that the Company shall be
                                            --------
     the continuing or surviving corporation) or with or into any Wholly Owned Subsidiary Guarantor which is a Domestic Subsidiary (provided that the
                                                          --------
     Wholly Owned Subsidiary Guarantor shall be the continuing or surviving corporation);

          (b) any Domestic Subsidiary of the Company may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any Wholly Owned Subsidiary Guarantor which is a Domestic Subsidiary;

          (c) any Foreign Subsidiary of the Company (other than any Borrowing Subsidiary) may be merged or consolidated with or into, or may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to, any other Foreign Subsidiary of the Company; provided that the Administrative
                                              --------
     Agent shall not be required to release any security interests in assets thereof, except in connection with the simultaneous grant by the surviving entity to the Administrative Agent of security interests in the same assets; and

          (d) any Borrowing Subsidiary may (i) be merged or consolidated with or into any other Borrowing Subsidiary or any other Foreign Subsidiary (provided that, in the case of a merger or consolidation with or into a
      --------
     Foreign Subsidiary which is not a Borrowing Subsidiary, the Borrowing Subsidiary shall be the surviving entity thereof) or (ii) Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any other Borrowing Subsidiary or to any Wholly Owned Subsidiary Guarantor which is a Foreign Subsidiary; provided that none of the events described in this paragraph (d) shall have the effect of reducing the collateral security and credit support provided on account of amounts owing under any Facility hereunder.

          8.5  Limitation on Sale of Assets.  Dispose of any of its Property or
               ----------------------------
business (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

          (a)  the sale of inventory in the ordinary course of business;

          (b)  Dispositions permitted by Section 8.4;

          (c) the sale or issuance of any Subsidiary's Capital Stock to (i) the Company, (ii) any Wholly Owned Subsidiary Guarantor or (iii) in the case of Capital Stock of any Foreign Subsidiary, any other Subsidiary of the Company which (immediately prior to such sale or issuance) holds Capital Stock of such Foreign Subsidiary (provided that, in the case of this clause
                                       --------
     (iii) only, the percentage of the issued and outstanding Capital Stock of such Foreign Subsidiary which is held by such purchasing Subsidiary immediately prior to such sale or issuance is identical to the percentage held by it after giving effect thereto);

          (d) the sale of accounts receivable pursuant to the Domestic Receivables Facility, so long as the amount of Domestic Receivables Facility Attributed Indebtedness shall at no time outstanding exceed the Domestic Receivables Maximum Commitment Amount;

          (e) the sale of accounts receivable pursuant to the European Receivables Facility, so long as the amount of European Receivables Facility Attributed Indebtedness shall at no time outstanding exceed the European Receivables Maximum Commitment Amount;

          (f) the sale to an affiliate of Fiat S.p.A. in the ordinary course of business and without recourse of accounts receivable owing to the Company and its Subsidiaries by Fiat S.p.A. and its Subsidiaries, so long as the aggregate undiscounted face amount of all receivables so sold (but remaining outstanding) does not exceed $30,000,000 at any one time outstanding;

          (g) any Asset Sale by the Company and its Subsidiaries with respect to (i) assets described on Schedule 8.5 and (ii) other assets having a fair market value not to exceed $5,000,000 in the aggregate for any fiscal year of the Company; provided, that (x) any such Asset Sale described in this
                     --------
     clause (g) is consummated for fair market value, (y) at least 75% of the consideration received by the Company and its Subsidiaries on account of such Asset Sale shall be in the form of cash and (z) the proceeds of such Asset Sale are applied in accordance with the provisions of Section 3.5(b);

          (h)  any Recovery Event, provided, that the proceeds of such Recovery
                                   --------
     Event are applied in accordance with the provisions of Section 3.5(b).

          8.6  Limitation on Dividends.  Declare or pay any dividend (other than
               -----------------------
dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Company or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary (collectively, "Restricted
                                                             ----------
Payments"), except that:
--------

          (a) any Subsidiary (i) may make Restricted Payments to the Company or any Wholly Owned Subsidiary Guarantor and (ii) if such Subsidiary is not a Wholly Owned Subsidiary, may make Restricted Payments to its shareholders generally, so long as the Company or its Subsidiary which owns the equity or other ownership interests in the Subsidiary making the Restricted Payment receives at least its proportionate share of such Restricted Payment (based upon its relative ownership interest in the Subsidiary making such Restricted Payment);

          (b) so long as no Default or Event of Default shall have occurred and be continuing, the Company may purchase its common stock or common stock options from present or former directors, officers or employees of the Company or any Subsidiary (i) upon the death, disability or termination of employment of such director, officer or employee, provided, that the
                                                       --------
     aggregate amount of such payments pursuant to this clause (b) shall not exceed $2,000,000 during the term of this Agreement;

          (c) so long as no Default or Event of Default shall have occurred or be continuing or would occur as a result thereof, the Company may pay regular quarterly dividends on its outstanding common stock, provided, that
                                                                  --------
     the aggregate amount of such dividends paid during any fiscal year of the Company shall not exceed $4,000,000; and

          (d) so long as no Default or Event of Default shall have occurred or be continuing or would occur as a result thereof, the Company may redeem rights granted to the shareholders of the Company pursuant to its shareholder rights plan for a nominal amount.

          8.7  Limitation on Capital Expenditures.  Make or commit to make (by
               ----------------------------------
way of the acquisition of securities of a Person or otherwise) any Capital Expenditure, except Capital Expenditures of the Company and its Subsidiaries in the ordinary course of business not exceeding $100,000,000 during any fiscal year of the Company; provided, that:
                     --------

          (a) up to $10,000,000 of any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year;

          (b) Capital Expenditures made during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as
           -----
     provided above and, second, in respect of amounts carried over from the
                         ------
     prior fiscal year pursuant to subclause (i) above;

          (c) Capital Expenditures made with the proceeds of Recovery Events to repair, replace or reconstruct the assets on account of which such Recovery Event occurred shall be deemed not to constitute Capital Expenditures for purposes of this Section 8.7; and

          (d) in the event that the Company and its Subsidiaries shall elect to purchase the land and building in Romano, Italy currently owned by an affiliate of Fiat S.p.A. (rather than entering into a Capital Lease with respect thereto) during the 1998 fiscal year of the Company, the purchase price paid for such land and building shall be deemed not to constitute a Capital Expenditure for purposes of this Section 8.7.

          8.8  Limitation on Investments, Loans and Advances.  Make any advance,
               ---------------------------------------------
loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting all or a material part of a business unit of, or make any other investment in, any Person, except:

          (a)  extensions of trade credit in the ordinary course of business;

          (b)  investments in Cash Equivalents;

          (c)  Guarantee Obligations permitted by Section 8.2;

          (d) loans and advances to employees of the Company or its Subsidiaries in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses) in an aggregate amount for the Company and its Subsidiaries not to exceed $5,000,000 at any one time outstanding;

          (e) the Company or any of its Subsidiaries may make intercompany loans to any Wholly Owned Subsidiary so long as each such intercompany loan of the Dollar Equivalent of $1,000,000 or more in principal amount is evidenced by a promissory note (in form and substance satisfactory to the Administrative Agent) which is pledged in favor of the Administrative Agent pursuant to the Collateral Agreement or a Pledge Agreement;

          (f)  investments existing on the Closing Date and set forth on
     Schedule 8.8(j);

          (g) investments in connection with (i) the Interest Rate Protection Agreements described in Section 7.9 and other non-speculative Interest Rate Protection Agreements, (ii) non-speculative commodities futures agreements for raw materials reasonably related to the production needs of the Company and its Subsidiaries and (iii) non-speculative foreign currency hedging agreements;

          (h)  Permitted Acquisitions; provided that (i) the aggregate Purchase
                                       --------
     Prices paid by the Company and its Subsidiaries on account of all Permitted Acquisitions as of any time during the term of this Agreement, other than the acquisitions described on Schedule 1.1E and net of Designated Disposition Proceeds, shall not exceed the Permitted Acquisition Maximum Amount at such time, (ii) no Default or Event of Default shall have occurred and be continuing immediately prior to or after the consummation of such Permitted Acquisition, (iii) any Person which becomes a Subsidiary of the Company by virtue of any such acquisition shall comply with the provisions of Section 7.10(c) (without giving effect to the proviso thereto), (iv) prior to consummating any Permitted Acquisition the Lenders shall have received evidence reasonably satisfactory to them demonstrating pro forma compliance by the Company with Section 8.1 both before and after giving effect to such Permitted Acquisition and (v) the Company shall have provided to the Agents and the Lenders a Permitted Acquisition Notice with respect to such Permitted Acquisition at least 30 days' prior to the consummation thereof; and

          (i) investments in Permitted Joint Ventures in an aggregate amount thereof not to exceed $3,000,000 individually and $10,000,000 for all investments made pursuant to this paragraph (i).

          8.9  Limitation on Optional Payments and Modifications of Debt
               ---------------------------------------------------------
Instruments, etc.  (a)  Make or offer to make any payment, prepayment,
-----------------
repurchase or redemption of or otherwise defease or segregate funds with respect to the Convertible Notes, the DM Notes or the Senior 10% Notes (other than scheduled interest payments required to be made in cash); provided, so long as
                                                          --------
no Default or Event of Default shall have occurred and is continuing, the Company or any of its Subsidiaries may at any time prepay, repurchase or redeem Eligible Prepayment Debt in an aggregate principal amount not to exceed the Available Prepayment Amount at such time, (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Convertible Notes, the DM Notes or the Senior 10% Notes (other than any such amendment, modification, waiver or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon and (ii) does not involve the payment of a consent fee), (c) designate any Indebtedness as "Designated Senior Indebtedness" for the purposes of the Convertible Indenture or (d) amend its certificate of incorporation in any manner determined by the Administrative Agent to be adverse to the Lenders without the prior written consent of the Required Lenders.

          8.10  Limitation on Transactions with Affiliates.  Enter into any
                ------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Company or any Wholly Owned Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the Company or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate. Notwithstanding the foregoing, the Company and its Subsidiaries may (i) pay customary fees to non-officer directors of the Company and (ii) share proceeds of Environmental Insurance Recoveries with predecessor entities and owners of such predecessor entities on terms deemed fair and reasonable by the Board of Directors of the Company, as evidenced by a board resolution.

          8.11  Limitation on Sales and Leasebacks.  Enter into any arrangement
                ----------------------------------
with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary, other than:

          (a) any such transactions which are consummated upon terms satisfactory to the Agents (or, to the extent that the gross proceeds from such sale or transfer exceed $40,000,000 in the aggregate, the Required Lenders) and the Net Cash Proceeds from such sale or transfer are applied in accordance with the provisions of Section 3.5(b); and

          (b) other transactions with respect to equipment which has been acquired by the Company and its Subsidiaries within 12 months prior to such transaction; provided that the consideration paid by the Company and its
                  --------
     Subsidiaries on account of the acquisition of such equipment is not required to be recorded as a Capital

     Expenditure in accordance with GAAP; and provided, further that the
                                              --------
     aggregate consideration with respect to all such transactions during any fiscal year of the Company shall not exceed $20,000,000.

          8.12  Limitation on Changes in Fiscal Periods.  Permit the fiscal year
                ---------------------------------------
of the Company to end on a day other than March 31 or change the Company's method of determining fiscal quarters.

          8.13  Limitation on Negative Pledge Clauses.  Enter into or suffer to
                -------------------------------------
exist or become effective any agreement which prohibits or limits the ability of the Company or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations other than (a) this Agreement and the other Loan Documents, (b) the Convertible Indenture, the Senior 10% Note Indenture and the DM Agreement and (c) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

          8.14  Limitation on Restrictions on Subsidiary Distributions.  Enter
                ------------------------------------------------------
into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Company to (a) pay dividends or make any other distributions in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Company or any other Subsidiary of the Company, (b) make loans or advances to the Company or any other Subsidiary of the Company or (c) transfer any of its assets to the Company or any other Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) restrictions existing on the date hereof set forth on Schedule
8.14 and any restrictions contained in any issue of Indebtedness which refinances Indebtedness with restrictions set forth on Schedule 8.14, so long as the restrictions contained in such refinancing Indebtedness are no more restrictive than those contained in the Indebtedness being refinanced, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Company or any of its Subsidiaries, (v) customary provisions restricting assignment of any licensing agreement entered into by the Company or any of its Subsidiaries in the ordinary course of business and (vi) any holder of a Lien permitted pursuant to this Agreement may restrict the transfer of the respective asset or assets subject thereto.

          8.15  Limitation on Lines of Business.  (a) Enter into any business,
                -------------------------------
either directly or through any Subsidiary, except for those businesses in which the Company and its Subsidiaries (other than the Domestic Receivables Subsidiary and the European Receivables Subsidiary) are engaged on the date of this Agreement or which are reasonably related thereto, (b) permit the Domestic Receivables Subsidiary to (i) engage in any business activities other than the purchase, acquisition, sale and pledge of receivables (or interests therein) pursuant to the Domestic Receivables Facility and borrowings thereunder and any business activities reasonably incidental thereto, all in accordance with the Domestic Receivables Facility, and (ii) have any assets or liabilities, other than receivables purchased from or contributed by the Company, cash collections therefrom, any investments of such cash collections and other assets and liabilities reasonably incidental to the foregoing activities or (c) permit the European Receivables Subsidiary to (i) engage in any business activities other than the purchase, acquisition, sale and pledge of receivables (or interests therein) pursuant to the European Receivables Facility and borrowings thereunder and any business activities reasonably incidental thereto, all in accordance with the European Receivables Facility, and (ii) have any assets or liabilities, other than receivables purchased from or contributed by the Subsidiaries of the Company engaging in such sales and contributions on the Closing Date, cash collections therefrom, any investments of such cash collections and other assets and liabilities reasonably incidental to the foregoing activities.


                         SECTION 9. EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) Any Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or any Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

          (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

          (c) (i) Any Loan Party sBall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 7.4(a) (with respect to the Company only), Section 7.7(a), 7.11 or in
     Section 8; or

          (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

          (e) the Company or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such

     Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause
              --------
     (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $5,000,000; or

          (f) (i) the Company or any of its Material Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Material Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any of its Material Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or
     (iii) there shall be commenced against the Company or any of its Material Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or
     (iv) the Company or any of its Material Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company or any of its Material Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Company or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

          (h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance as to which notice has been provided to the relevant insurance company and such insurance company has not disputed the claim made for payment thereof) of $2,500,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i) Any of the Security Documents shall cease, for any reason (other than any termination in accordance with its terms), to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall (except to the extent released in accordance with the terms hereof) cease to be enforceable and of the same effect and priority purported to be created thereby; or

          (j) The guarantee contained in Section 10 shall cease, for any reason (other than in connection with the release of all Guarantors parties thereto in accordance with the terms hereof), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

          (k) (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 20% of the outstanding common stock of the Company; (ii) the board of directors of the Company shall cease to consist of a majority of Continuing Directors; (iii) the Company shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of any Borrowing Subsidiary free and clear of all Liens (except Liens created by the Collateral Agreement); or (iv) a Specified Change of Control shall occur; or

          (l) (i) the Convertible Notes shall cease, for any reason, to be validly subordinated to the Obligations, as provided in the Convertible Indenture or (ii) any Loan Party, any Affiliate of any Loan Party, the trustee in respect of the Convertible Notes or the holders of at least 25% in aggregate principal amount of the Convertible Notes shall so assert;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, any or all of the following actions may be taken: (i) with the consent of the Majority Revolving Credit Facility Lenders, the Administrative Agent may, or upon the request of the Majority Revolving Credit Facility Lenders, the Administrative Agent shall, by notice to the Company declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; (ii) with the consent of the Majority Facility Lenders in respect of the Tranche B Term Loan Facility, the Administrative Agent may, or upon the request of the Majority Facility Lenders in respect of the Tranche B Term Loan Facility, the Administrative Agent shall, by notice to the Company, on behalf of itself and the Borrowing Subsidiaries, declare the commitment of the Tranche B Term Loan Lenders to make up to one additional term loan to the Borrowers after the Closing Date as described in Section 2.1 to be terminated forthwith, whereupon such commitment shall immediately terminate; and (iii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Company shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrowers hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrowers hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Company (or such other Person as may be lawfully entitled thereto).

                             SECTION 10. GUARANTEE

          10.1  Guarantee. In order to induce the Administrative Agent and the
                ---------
Lenders to execute and deliver this Agreement and to make or maintain the Loans hereunder, and in consideration thereof:

          (a) Subject to the exceptions set forth in Schedule 10.1, each of the Guarantors hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Tranche A Term Loan Lenders, the Tranche B Term Loan Lenders and the Revolving Credit Lenders (and their respective affiliates), the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Foreign Obligations, and each of the Guarantors further agrees to pay any and all expenses (including, without limitation, all reasonable fees, charges and disbursements of counsel) which may be paid or incurred by the Administrative Agent or such Lenders in enforcing, or obtaining advice of counsel in respect of, any of their rights under the guarantee contained in this Section 10. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Foreign Obligations and would be owed by the Borrowing Subsidiaries but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Borrowing Subsidiary. The guarantee contained in this Section 10, subject to Section 10.5, shall remain in full force and effect until the Foreign Obligations are paid in full, notwithstanding that from time to time prior thereto any or all of the Borrowing Subsidiaries may be free from any Foreign Obligations.

          (b) Each of the Domestic Subsidiary Guarantors hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Tranche B Term Loan Lenders and their respective affiliates (with respect to Tranche B Term Loans made to the Company) and the Revolving Credit Lenders and their respective affiliates (with respect to Revolving Credit Loans made to, and Letters of Credit issued for the account of, the Company), the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Domestic Obligations, and each of the Domestic Subsidiary Guarantors further agrees to pay any and all expenses (including, without limitation, all reasonable fees, charges and disbursements of counsel) which may be paid or incurred by the Administrative Agent or such Lenders in enforcing, or obtaining advice of counsel in respect of, any of their rights under the guarantee contained in this Section 10. Without limiting the generality of the foregoing, each of the Domestic Subsidiary Guarantor's liability shall extend to all amounts that constitute part of the Domestic Obligations and would be owed by the Company but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company. The guarantee contained in this
     Section 10, subject to Section 10.5, shall remain in full force and effect until the Domestic Obligations are paid in full, notwithstanding that from time to time prior thereto the Company may be free from any Domestic Obligations.

          (c) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability under this Section 10, it will notify the Administrative Agent and such Lender in writing that such payment is made under the guarantee contained in this Section 10 for such purpose. No payment or payments made by a Guaranteed Party or any other Person or received or collected by the Administrative Agent or any Lender from a Guaranteed Party or any other Person by virtue of any action or proceeding or any setoff or appropriation or application, at any time or from time to time, in reduction of or in payment of the Related Guaranteed Obligations of such Guarantor, shall be deemed to modify, reduce, release or otherwise affect the liability of such Guarantor under this Section 10 which, notwithstanding any such payment or payments, shall remain liable for its Related Guaranteed Obligations until, subject to Section 10.5, its Related Guaranteed Obligations are paid in full.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the maximum liability of each Domestic Subsidiary Guarantor under this
Section 10 and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Domestic Subsidiary Guarantor under applicable federal and state laws relating to the insolvency of debtors.

          10.2  No Subrogation, Contribution, Reimbursement or Indemnity.
                --------------------------------------------------------
Notwithstanding anything to the contrary in this Section 10, each Guarantor hereby irrevocably waives all rights which may have arisen in connection with the guarantee contained in this Section 10 to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code (or similar action under any successor law or under any comparable law), including Section 509 thereof, under common law or otherwise) of the Administrative Agent or any Lender against the Related Guaranteed Party of such Guarantor or against the Administrative Agent or any Lender for the payment of its Related Guaranteed Obligations, nor shall any of the Guarantors seek or be entitled to seek any contribution or reimbursement from any of its Related Guaranteed Parties in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders hereunder and under any other Loan Document shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have been terminated. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time when all amounts owing to the Administrative Agent and the Lenders hereunder and under any other Loan Document shall not have been paid in full, any Letter of Credit shall be outstanding and the Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Administrative Agent and the relevant Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be held as collateral security for and/or then applied against such Guarantor's Related Guaranteed Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine. The provisions of this Section 10.2 shall survive the term of the guarantee contained in this Section 10 and the payment in full of the Obligations and the termination of the Commitments.

          10.3  Amendments, etc.  Each Guarantor shall remain obligated for its
                ----------------
Related Guaranteed Obligations under this Section 10 notwithstanding that, without any reservation of rights against such Guarantor, and without notice to or further assent by such Guarantor, any demand for payment of or reduction in the principal amount of any of its Related Guaranteed Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of its Related Guaranteed Obligations continued, and its Related Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and this Agreement, any other Loan Document, and any other documents executed and delivered in connection herewith or therewith may be amended, modified, supplemented or terminated, in whole or in part, as the requisite group of Lenders specified by this Agreement may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of its Related Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any Guarantor's Related Guaranteed Obligations or for the guarantee contained in this Section 10 or any property subject thereto.

          10.4  Guarantee Absolute and Unconditional.  Each Guarantor waives any
                ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of its Related Guaranteed Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 10 or acceptance of the guarantee contained in this Section 10; each Guarantor's Related Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 10; and all dealings between any of the Guarantors or any of their Related Guaranteed Parties, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 10. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Guarantor or any of its Related Guaranteed Parties with respect to its Related Guaranteed Obligations. The guarantees contained in this Section 10 shall be construed as continuing, absolute and unconditional guarantees of payment without regard to (a) the validity or enforceability of this Agreement or any other Loan Document, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any of the Guaranteed Parties against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor or any of its Related Guaranteed Parties) which constitutes, or might be construed to constitute, an equitable or legal discharge of a Guaranteed Party for any of the Obligations, or of any Guarantor under the guarantee contained in this Section 10, in bankruptcy or in any other instance. When the Administrative Agent or any Lender is pursuing its rights and remedies under this Section 10 against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any of such Guarantor's Related Guaranteed Parties or any other Person or against any collateral security or guarantee for any of the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from any of a Guarantor's Related Guaranteed Parties or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of such Related Guaranteed Parties or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability under this Section 10, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Lenders against such Guarantor.

          10.5  Reinstatement.  The guarantees contained in this Section 10
                -------------
shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of a Guarantor's Related Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of such Guarantor's Related Guaranteed Parties or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any of such Guarantor's Related Guaranteed Parties or any substantial part of any of their Property, or otherwise, all as though such payments had not been made.

          10.6  Payments.  Each of the Guarantors hereby agrees that its Related
                --------
Guaranteed Obligations will be paid to the Administrative Agent without set-off or counterclaim at the Payment Office in the currency in which such obligations were originally denominated.

          10.7  Limited Effect of Limitations on Guarantees.  Except as
                -------------------------------------------
expressly stated therein, nothing in Schedule 10.1 shall limit or prejudice, or shall be deemed to limit or prejudice, in any fashion any obligations of any Loan Party (including, without limitation, where the guarantee of such Loan Party is subject to limitations described on Schedule 10.1) as a Loan Party under this Agreement or any other Loan Document.

                            SECTION 11.  THE AGENTS

          11.1  Appointment.  Each Lender hereby irrevocably designates and
                -----------
appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto (including, without limitation, with respect to the Administrative Agent, the execution of certain of, and the holding, maintenance and application of the collateral under, the Security Documents and the Collateral Agency and Intercreditor Agreement). Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

          11.2  Delegation of Duties.  Each Agent may execute any of its duties
                --------------------
under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          11.3  Exculpatory Provisions.  Neither any Agent nor any of their
                ----------------------
respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

          11.4  Reliance by Agents.  Each Agent shall be entitled to rely, and
                ------------------
shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by the Administrative Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or a different requisite group of Lenders if so specified by this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or a different requisite group of Lenders if so specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          11.5  Notice of Default.  No Agent shall be deemed to have knowledge
                -----------------
or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or a different requisite group of Lenders if so specified by this Agreement); provided that unless and until the Administrative Agent shall have
            --------
received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          11.6  Non-Reliance on Agents and Other Lenders.  Each Lender expressly
                ----------------------------------------
acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          11.7  Indemnification.  The Lenders agree to indemnify each Agent in
                ---------------
its capacity as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section 11.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided
                                                                        --------
that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Section 11.7 shall survive the payment of the Loans and all other amounts payable hereunder.

          11.8  Agent in Its Individual Capacity.  Each Agent and its affiliates
                --------------------------------
may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent was not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

          11.9  Successor Administrative Agent.  The Administrative Agent may
                ------------------------------
resign as Administrative Agent upon 30 days' notice to the Lenders and the Company. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 9(a) or Section 9(f) with respect to the Company shall have occurred and be continuing) be subject to approval by the Company (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. The Syndication Agent may, at any time, by notice to the Lenders and the Administrative Agent, resign as Syndication Agent hereunder, whereupon the duties, rights, obligations and responsibilities hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by the Syndication Agent, the Administrative Agent or any Lender. After any retiring Agent's resignation as Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

          11.10  Authorization to Release Liens.  The Administrative Agent is
                 ------------------------------
hereby irrevocably authorized by each of the Lenders to release any Lien covering any Property of the Company or any of its Subsidiaries that is the subject of a Disposition which is permitted by this Agreement or which has been consented to in accordance with Section 12.1.

          11.11  Public Deeds for Purposes of Spanish Law.  The Administrative
                 ----------------------------------------
Agent is hereby expressly authorized and instructed by the Lenders to public deed this Agreement in Spain before a Notary or Official Stockbroker, to accept the public deeding of a pledge by Exide Holding Europe S.A. of all of its shares in the Spanish company "Sociedad Espanola del Acumulador Tudor, S.A.", to extinguish such pledge and to make such amendments, additions, supplements or corrections to the aforesaid public deeds as the Administrative Agent shall, in its reasonable discretion, deem to be necessary or appropriate.

          11.12  The Arrangers.  The Arrangers, in their respective capacities
                 -------------
as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement and the other Loan Documents.

                          SECTION 12.  MISCELLANEOUS

          12.1  Amendments and Waivers.  Neither this Agreement, any other Loan
                ----------------------
Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 12.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Agents and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders, or the Agents, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any

Default or Event of Default and its consequences; provided, however, that no
                                                  --------  -------
such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date or reduced the amount of any scheduled amortization payment in respect of any Term Loan, reduce the stated rate of any interest, fee or letter of credit commission payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment, in each case without the consent of each Lender directly affected thereby; (ii) amend, modify or waive any provision of this Section 12.1 or reduce any percentage specified in the definition of Required Lenders or Required Prepayment Lenders, consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their obligations under the Collateral Agreement, in each case without the written consent of all Lenders; (iii) reduce any percentage specified in the definition of Required Foreign Lenders without the written consent of all Foreign Lenders;
(iv) reduce the percentage specified in the definition of Majority Facility Lenders or Majority Revolving Credit Facility Lenders without the written consent of all Lenders under each affected Facility; (v) amend, modify or waive any provision of Section 11 without the written consent of the Agents; (vi) amend, modify or waive any provision of Section 2.7 without the written consent of the Swing Line Lenders; or (viii) amend, modify or waive any provision of
Section 4 without the written consent of the Issuing Lenders. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the relevant Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          12.2  Notices.  All notices, requests and demands to or upon the
                -------
respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Company, the Syndication Agent and the Administrative Agent, as set forth on Schedule 1.1B hereto, in the case of the Borrowing Subsidiaries and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

     The Company:             Exide Corporation
                              645 Penn Street
                              Reading, Pennsylvania  19612-4205
                              Attention:  Treasurer
                              Telecopy:  (610) 378-0315
                              Telephone:  (610) 378-0315

     The Syndication Agent:       Lehman Commercial Paper Inc.
                                  3 World Financial Center
                                  New York, New York 10285
                                  Attention:  Michele Swanson
                                  Telecopy:  (212) 528-0819
                                  Telephone:  (212) 526-0330

     The Administrative Agent:    Credit Suisse First Boston
                                  11 Madison Avenue
                                  New York, New York  10010
                                  Attention:  Bruce MacKenzie
                                  Fax:  (212) 325-8304

     with, in the case of notices
     with respect to any of the
     Borrowing Subsidiaries, a
     copy to:                     Credit Suisse First Boston
                                  One Cabot Square
                                  London E14 4QJ
                                  England
                                  Attention:  Ian Piddock
                                  Fax:  44-171-888-8398

provided that any notice, request or demand to or upon either Agent or the
--------
Lenders shall not be effective until received.

          12.3  No Waiver; Cumulative Remedies.  No failure to exercise and no
                ------------------------------
delay in exercising, on the part of the either Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          12.4  Survival of Representations and Warranties.  All representations
                ------------------------------------------
and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          12.5  Payment of Expenses.  Each of the Borrowers jointly and
                -------------------
severally agrees (a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Agents for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, and hold each Lender and the Agents harmless from, any and all recording and filing fees or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, each Agent, each of their respective affiliates, and each of their respective officers, directors, employees, affiliates, agents and controlling persons (each, an "indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company or any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided, that none of the Borrowers shall have any obligation hereunder to any
--------
indemnitee with respect to indemnified liabilities to the extent such indemnified liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, each of the Borrowers agrees not to assert and to cause its respective Subsidiaries not to assert, and hereby waive and agree to cause its respective Subsidiaries to so waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any indemnitee. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

          12.6  Successors and Assigns; Participations and Assignments.  (a)
                ------------------------------------------------------
This Agreement shall be binding upon and inure to the benefit of the Company, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agents and each Lender.

          (b) Any Lender may, without the consent of the Company, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests
                                         -----------
in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Company and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, or postpone the date of the final maturity of the Loans, in each case to the extent subject to such participation or would release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their obligations under the Collateral Agreement. The Company agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing
                                                 --------
such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 12.7(a) as fully as if it were a Lender hereunder. The Company also agrees that each Participant shall be entitled to the benefits of Sections 3.12, 3.13 and 3.14 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section
                                         --------
3.13, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any
    --------  -------
greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c)  Any Lender (an "Assignor") may, in accordance with applicable
                               --------
law, at any time and from time to time assign to any Lender, any affiliate thereof or, with the consent of the Company and the Agents (which, in each case, shall not be unreasonably withheld or delayed) (provided that the consent of the
                                                --------
Company need not be obtained with respect to any assignment of Term Loans), to an additional bank, financial institution or other entity (an "Assignee") all or
                                                               --------
any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit K, executed by such Assignee, such Assignor, the Administrative Agent and the Syndication Agent (and, where the consent of the Company is required pursuant to the foregoing provisions, by the Company) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such assignment to an
                                          --------
Assignee (other than to any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $5,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Company, the Administrative Agent and the Syndication Agent. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance (which, unless the Administrative Agent shall otherwise agree, shall not be less than three Business Days following the delivery to the Administrative Agent of such Assignment and Acceptance for acceptance and recording), (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this Section 12.6, the consent of the Company shall not be required for any assignment which occurs at any time when any Event of Default shall have occurred and be continuing.

          (d) The Administrative Agent shall maintain at its address referred to in Section 12.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of
                 --------
the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time and any Notes evidencing such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loan and any Note evidencing such Loan recorded therein for all purposes of this Agreement. Any assignment of any Loan whether or not evidenced by a Note shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee and the old Notes shall be returned by the Administrative Agent to the Company marked "cancelled". The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof or a Person under common management with such Lender, by the Company, the Administrative Agent and the Syndication Agent) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (except that (i) such fee shall be payable by the Company, in the event of any assignment made at the request of the Company pursuant to Section 3.17 and (ii) no such registration and processing fee shall be payable in the case of an Assignee which is an affiliate of the assigning Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register. On or prior to such effective date, the Company, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note and/or Term Notes, as the case may be, of the assigning Lender) a new Revolving Credit Note and/or Term Notes, as the case may be, to the order of such Assignee in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Revolving Credit Commitment and/or Term Loans, as the case may be, upon request, a new Revolving Credit Note and/or Term Notes, as the case may be, to the order of the assigning Lender in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Note replaced thereby.

          (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to (i) any Federal Reserve Bank in accordance with applicable law or (ii) the Trustee with respect to a pool of collateralized loan obligations which includes the obligations owing to such Lender hereunder.

          (g) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Bank") may grant to a special purpose funding vehicle (an
           -------------
"SPC") of such Granting Bank, identified as such in writing from time to time by
 ---
the Granting Bank to the Administrative Agent and the Company, the option to provide to the Borrowers all or any part of any Loan that such Granting Bank would otherwise be obligated to make to the Borrowers pursuant to Section 2.2 or 2.4; provided that (i) nothing contained shall constitute a commitment by any
     --------
SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall be deemed to utilize the Commitments of all Lenders to the same extent, and as if, such Loan were made by the Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable for so long as, and to the extent that, the related Granting Bank makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any state thereof.

          12.7 Adjustments; Set-off.  (a)  On the date of occurrence of any
               --------------------
Event of Default specified in clause (i) or (ii) of Section 9(f), each Lender shall be deemed to have purchased an interest in the Obligations owing to each other Lender (and, to the extent necessary after giving effect to any actual recoveries on such Obligations, shall actually fund such purchase) such that, after giving effect to all such purchases or deemed purchases, each Lender is owed directly or through such purchase or deemed purchase the portion of the aggregate amount of Obligations then outstanding with respect to each of the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment and the Revolving Credit Commitment equal to such Lender's ratable share of all Obligations then outstanding with respect to each such commitment. Each Lender hereby acknowledges and agrees that its obligation to purchase such Obligations in accordance with the provisions of this Section 12.7(a) shall be irrevocable and unconditional.

          (b)  If any Lender (a "Benefitted Lender") in a particular Facility
                                 -----------------
shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender in such Facility in respect of such other Lender's Loans or the Reimbursement Obligations owing to such other Lender with respect to such Facility, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders in such Facility a participating interest in such portion of each such other Lender's Loans and/or of the Reimbursement Obligations owing to each such other Lender with respect to such Facility, or shall provide such other Lenders in such Facility with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders in such Facility; provided, however,
                                                            --------  -------
that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (c) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Company or any of the other Borrowers, any such notice being expressly waived by the Company and each other Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Company or any other Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Company or such other Borrower. Each Lender agrees promptly to notify the Company, such other Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the
                                                           --------
failure to give such notice shall not affect the validity of such setoff and application.

          12.8  Conversion of Loans.  Upon the occurrence of any of the
                -------------------
following events:

          (a) an Event of Default specified in clause (i) or (ii) of Section 9(f); or

          (b) at the request of the Administrative Agent and the Syndication Agent in their discretion or upon the direction of the Required Lenders, in each case, upon the occurrence of any other Event of Default; or

          (c) at the request of the Administrative Agent and the Syndication Agent in their discretion or upon the direction of the Majority Foreign Lenders in respect of a particular Optional Currency, in each case, upon the occurrence of an Event of Default specified in Section 9(a) with respect to any Loan or Reimbursement Obligation or interest or other amount payable thereon in such Optional Currency;

then,

          (i) if such event is one of the events specified in clause (a) or (b) above (A) all outstanding Revolving Credit Loans, Reimbursement Obligations and Swing Line Loans denominated in any Optional Currency shall promptly be converted by each Lender thereof into Dollars at the actual exchange rate at which such Lender is able to obtain the applicable amount of the relevant Optional Currency and (B) all outstanding Letters of Credit denominated in any Optional Currency with respect to which presentment for honor shall not have occurred at the time of the occurrence of such event shall automatically be converted by the relevant Issuing Lender thereof into Dollars in the manner provided in clause (A) of this paragraph (i) immediately after the time, if any, at which a draft shall have been presented under any such Letter of Credit and shall have been paid by the relevant Issuing Lender;

          (ii) if such event is an event specified in clause (c) above with respect to any Optional Currency (A) all outstanding Revolving Credit Loans, Reimbursement Obligations and Swing Line Loans in such Optional Currency shall promptly be converted by each Lender thereof into Dollars at the actual exchange rate at which such Lender is able to obtain the applicable amount of such Optional Currency and (B) all outstanding Letters of Credit denominated in such Optional Currency with respect to which presentment for honor shall not have occurred at the time of the occurrence of such event shall be automatically converted into Dollars in the manner provided in clause (A) of this paragraph (ii) immediately after the time, if any, at which a draft shall have been presented under any such Letter of Credit and shall have been paid by the relevant Issuing Lender; and

          (iii) to the extent that, after giving effect to any actual recoveries on such Obligations, the Tranche B Term Loan Lenders would, in the absence of the conversion described in this clause (iii) below, be obligated to fund a purchase of a participating interest in the Obligations pursuant to Section 12.7 in any Optional Currency, all outstanding Term Loans denominated in any Optional Currency shall promptly be converted by each Lender thereof into Dollars at the actual exchange rate at which such Lender is able to obtain the applicable amount of the relevant Optional Currency.

          Promptly following any such conversion, each such Lender shall notify the Administrative Agent of the exchange rate utilized by it in making its conversion (which rate shall be deemed to be correct, in the absence of manifest error) and the amount in Dollars of its relevant converted Loans (after giving effect to such conversion). The Administrative Agent promptly shall notify each such Lender, the relevant Borrower and the Company of the aggregate outstanding principal amount (in Dollars) of such converted Loan and shall provide the relevant Borrower and the Company with the conversion data provided to the Administrative Agent by each such Lender. From and after such conversion, (i) all such specified Loans shall be deemed to be outstanding in Dollars as Base Rate Loans (with such conversion constituting, for purposes of Section 3.14, a prepayment of such Loans before the last day of the Interest Period with respect thereto) and (ii) all amounts from time to time accruing, and all amounts from time to time payable, on account of such converted Loans (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such conversion) shall be payable in Dollars as if such Loan originally had been made in Dollars. Any such request specified clause (b) or (c) of this
Section 12.8 shall be made by delivering to the relevant Lenders, the relevant Borrower and the Company a notice to such effect (an "Acquisition Loan
                                                      ----------------
Conversion Notice"), which Acquisition Loan Conversion Notice shall, in the case
-----------------
of the event specified in clause (a) of this Section 12.8, be deemed to have been delivered automatically, without actual delivery thereof or any other action by any Person, immediately prior to the occurrence of such event.

          12.9  Addition of Borrowing Subsidiaries.  This Agreement will be
                ----------------------------------
amended to add Subsidiaries of the Company as additional Borrowing Subsidiaries and to specify the Designated Maximum with respect thereto upon (x) execution and delivery by the Company, such additional Borrowing Subsidiary and the Administrative Agent, of a Borrowing Subsidiary Joinder Agreement, providing for such Subsidiaries to become Borrowing Subsidiaries (y) delivery to the Agents of
(1) satisfactory corporate resolutions, other corporate documents, certificates and legal opinions in respect of such additional Borrowing Subsidiaries substantially equivalent to comparable documents delivered on the Closing Date in respect of the Borrowing Subsidiaries party to this Agreement on the Closing Date, and (2) such other documents with respect thereto as the Agents shall reasonably request and (z) the written approval of all the Lenders, including the written approval of all the Lenders to the Designated Maximum with respect to each such Borrowing Subsidiary.

          12.10  Collateral Agency and Intercreditor Agreement.  Each Lender
                 ---------------------------------------------
hereby acknowledges that it has fully reviewed each Collateral Agency and Intercreditor Agreement and agrees to be comply with the terms thereof as if it were a direct signatory thereto.

          12.11  Counterparts.  This Agreement may be executed by one or more of
                 ------------
the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent.

          12.12  Severability.  Any provision of this Agreement which is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          12.13  Integration.  This Agreement and the other Loan Documents
                 -----------
represent the agreement of the Borrowers, the Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          12.14  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                 -------------
OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          12.15  Submission To Jurisdiction; Waivers.  Each of the Borrowers and
                 -----------------------------------
the Guarantors hereby irrevocably and unconditionally:

          (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company, at the Company's address set forth in Section 12.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, and each Borrowing Subsidiary and each Guarantor hereby irrevocably appoints the Company as its agent for service of process and the Company hereby accepts such appointment and irrevocably agrees to act as such agent and to promptly provide to each Borrowing Subsidiary and each Guarantor copies of any documents served upon it as agent for each Borrowing Subsidiary and each Guarantor;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.15 any special, exemplary, punitive or consequential damages.

          12.16  Acknowledgements.  Each of the Borrowers hereby acknowledges
                 ----------------
that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any of the Borrowers arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and each of the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrowers and the Lenders.

          12.17  WAIVERS OF JURY TRIAL.  EACH OF THE BORROWERS, THE GUARANTORS,
                 ---------------------
THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          12.18  Confidentiality.  Each of the Agents and each Lender agrees to
                 ---------------
keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent any Agent or any Lender
              --------
from disclosing any such information (a) to the Administrative Agent, any other Lender or any affiliate of any Lender, (b) to any Participant or Assignee (each, a "Transferee") or prospective Transferee which agrees to comply with the
   ----------
provisions of this Section, (c) to the employees, directors, agents, attorneys, accountants and other professional advisors of such Lender or its affiliates,
(d) upon the request or demand of any examiner or Governmental Authority having jurisdiction over the such Agent or such Lender, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) which has been publicly disclosed other than in breach of this Section 12.18, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.

          12.19  Enforceability; Usury.  In no event shall any provision of this
                 ---------------------
Agreement or any other instrument evidencing or securing the indebtedness of any of the Borrowers hereunder ever obligate any of the Borrowers to pay or allow any Lender to collect interest on the Loans or any other indebtedness of any the Borrowers hereunder at a rate greater than the maximum non-usurious rate permitted by applicable law (herein referred to as the "Highest Lawful Rate"),
                                                        -------------------
or obligate any of the Borrowers to pay any taxes, assessments, charges, insurance premiums or other amounts to the extent that such payments, when added to the interest payable on the Loans or any other indebtedness hereunder, would be held to constitute the payment by such Borrower of interest at a rate greater than the Highest Lawful Rate; and this provision shall control over any provision to the contrary.

          Without limiting the generality of the foregoing, in the event the maturity of all or any part of the principal amount of the indebtedness of any of the Borrowers hereunder shall be accelerated for any reason, then such principal amount so accelerated shall be credited with any interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. If, pursuant to the terms of this Agreement, any funds are applied to the payment of any part of the principal amount of the indebtedness of any of the Borrowers hereunder prior to the maturity thereof, then (a) any interest which would otherwise thereafter accrue on the principal amount so paid by such application shall be canceled, and (b) the indebtedness of such Borrower hereunder remaining unpaid after such application shall be credited with the amount of all interest, if any, theretofore collected on the principal amount so paid by such application and remaining unearned at the date of said application; and if the funds so applied shall be sufficient to pay in full all the indebtedness of such Borrower hereunder, then the Lenders shall refund to such Borrower all interest theretofore paid thereon in advance and remaining unearned at the time of such acceleration. Regardless of any other provision in this Agreement, or in any of the written evidences of the indebtedness of any of the Borrowers hereunder, none of the Borrowers shall be required to pay any unearned interest on such indebtedness or any portion thereof, and shall be required to pay interest thereon at a rate in excess of the Highest Lawful Rate construed by courts having competent jurisdiction thereof.

          12.20  Judgment.  The obligations of each Borrower hereunder due to
                 --------
any party hereto in Dollars (including, without limitation, by virtue of any conversion of a Loan or Reimbursement Obligation from an Optional Currency into Dollars pursuant to the provisions of Section 12.8) shall, notwithstanding any judgment in a currency (the "judgment currency") other than Dollars, be
                             -----------------
discharged only to the extent that on the Business Day following receipt by such party of any sum adjudged to be so due in the judgment currency such party may in accordance with normal banking procedures purchase Dollars with the judgment currency; if the amount of Dollars so purchased is less than the sum originally due to such party in Dollars, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party against such loss, and if the amount of Dollars so purchased exceeds the sum originally due to any party to this Agreement, such party agrees to remit to such Borrower such excess.

          12.21  German Limitations on Liability.  Notwithstanding anything to
                 -------------------------------
the contrary contained herein or in any other Loan Document:

          (a) the obligations hereunder with respect to each Borrower which is a gesellschaft mit beschrankter Haftung organized under the laws of the Federal Republic of Germany (each, a "German GmbH Borrower") shall at all
                                           --------------------
     times be limited so that its liability as a Borrower under this Agreement and the other Loan Documents shall at no time require its payment of any moneys which are required to maintain its registered share capital (Stammkapital) to the extent solely that such share capital is protected by Sections 30 and 31 of the German Limited Liabilities Companies Act (the "GmbH-Gesetz"); and
      -----------

          (b) Neither the Administrative Agent nor any of the Lenders shall be entitled to enforce the obligations of any German GmbH Guarantor under
     Section 10 for so long as, and solely to the extent that, such enforcement would cause such German GmbH Guarantor's net assets (Reinvermogen) to be reduced below the amount of its registered share capital which is protected by Sections 30 and 31 of the GmbH-Gesetz;

provided each guarantee provided by a Guarantor hereunder on account of the
--------
obligations of the German GmbH Borrowers shall be unimpaired by the provisions of this Section 12.21, such that each such Guarantor shall remain liable under
Section 10 hereof for the obligations of the German GmbH Borrowers to the same extent as it would have been liable in the absence of this Section 12.21.

          12.22  Certain Waivers.  Each Lender hereby agrees that,
                 ---------------
notwithstanding anything to the contrary contained in this Agreement, certain of the Pledge Agreements and Mortgages may not be delivered prior to or on the Closing Date. Each Lender hereby waives compliance with the provisions of this Agreement to the extent and only to the extent necessary to permit the Closing Date to occur without the delivery of such Foreign Pledge Agreements, Mortgages and other documentation relating thereto and to permit the Borrowers to borrow under this Agreement. The Company hereby covenants that it shall, and shall cause its Subsidiaries to, deliver to the Administrative Agent each such Pledge Agreements, Mortgage and related documentation within 30 days following the Closing Date and that the failure to deliver any such Pledge Agreement, Mortgage or related documentation within such 30 day period shall constitute an Event of Default hereunder; provided that, with the consent of the Administrative Agent,
                   --------
such 30 day period may be extended by not more than an additional 30 days.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      EXIDE CORPORATION, as a Borrower and as a
                                       Guarantor


                                      By:______________________________________
                                         Name: Catherine B. Hnatin
                                         Title:  Vice-President and Treasurer

                                      EXIDE HOLDING EUROPE S.A.

                                      COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.

                                      EURO EXIDE CORPORATION LIMITED

                                      SOCIEDAD ESPANOLA DEL ACUMULADOR
                                      TUDOR S.A.

                                      TUDOR A.B.

                                      EXIDE VERWALTUNGS GMBH

                                      MERCOLEC TUDOR B.V.,

                                      each as a Borrowing Subsidiary and as a
                                      Guarantor



                                      By:______________________________________
                                         Name:  Catherine B. Hnatin
                                         Title:  Attorney-in-Fact


                                      ACCUMULATORENFABRIK SONNENSCHEIN GMBH

                                      COMPAGNIA GENERALE ACCUMULATORI S.P.A.

                                      SINAC S.R.L.

                                      FULMEN IBERICA S.A.

                                      CMP BATTERIES LIMITED

                                      CMP BATTERIJEN B.V.

                                      SOCIETE FRANCAISE DES ACCUMULATEURS
                                         TUDOR S.A.

                                      CMP BATTERIER A/S

                                      EXIDE AUTOMOTIVE BATTERIE GMBH

                                      HAGEN BATTERIE A.G.

                                      INDUSTRIA COMPOSIZIONI STAMPATE S.P.A.

                                      HAGEN BATTERIJEN B.V.

                                      ELECTRO MERCANTIL INDUSTRIAL S.A.

                                      GAZTAMBIDE S.A.

                                      TERRENOS Y CONSTRUCCIONES S.A.

                                      T.S. BATTERIE S.R.L.

                                      EXIDE BATTERIES LIMITED

                                      B.I.G. BATTERIES LIMITED

                                      EXIDE (DAGENHAM) LIMITED

                                      EXIDE FRANCE S.A.

                                      FULMEN UK LIMITED

                                      EXIDE AUTOMOTIVE S.A.

                                      CMP BATTERIJEN N.V.

                                      SOCIEDAD PORTUGUESA DO ACUMULADOR TUDOR
                                         S.A.

                                      EXIDE DENMARK A/S

                                      GEMALA SWEDEN AB

                                      CENTRA S.A.

                                      DETA AKKUMULATORENWERK GMBH

                                      MAREG ACCUMULATOREN GMBH

                                      FRIWO SILBERKRAFT MBH

                                      EXIDE SONNAK A/S

                                      CMP BATTERIJEN S.A.

                                      EXIDE AUTOMOTIVE S.A.

                                      EXIDE LENDING LIMITED

                                      each as a Guarantor, subject to the
                                      limitations, if any, contained in
                                      Schedule 10.1


                                      By:_______________________________________
                                      Name: Catherine B. Hnatin
                                      Title: Attorney-in-Fact

                                      GBC, INC.
                                      as a Guarantor



                                      By:_______________________________________
                                      Name: Catherine B. Hnatin
                                      Title: Assistant Secretary

                                      GENERAL BATTERY CORPORATION
                                      as a Guarantor



                                      By:  Exide Investments, Inc., trustee

                                      By:_______________________________________
                                      Name: Catherine B. Hnatin
                                      Title: Assistant Secretary

                                      EXIDE INTERNATIONAL, INC.
                                      as a Guarantor


                                      By:_______________________________________
                                      Name: Catherine B. Hnatin
                                      Title: Vice President

LEHMAN BROTHERS INC., as Arranger


By:_________________________________
   Name:
   Title:

LEHMAN COMMERCIAL PAPER INC., as
 Syndication Agent and as a Lender


By:_________________________________
   Name:
   Title:

CREDIT SUISSE FIRST BOSTON, as
 Arranger and as Administrative Agent


By:_________________________________
   Name:
   Title:

By:_________________________________
   Name:
   Title:

CREDIT SUISSE FIRST BOSTON, as a
 Lender


By:_________________________________
   Name:
   Title:

By:_________________________________
   Name:
   Title:

LEHMAN BROTHERS BANKHAUS AG


By:_________________________________
   Name:
   Title:

ALPHA CREDIT BANK A.E.


By:____________________________________
   Name:
   Title:

BANK OF MONTREAL


By:____________________________________
   Name:
   Title:

BANQUE PARIBAS


By:____________________________________
   Name:
   Title:

BANK POLSKA KASA OPIEKI S.A. - PEKAO
S.A.


By:____________________________________
   Name:
   Title:

SCOTIABANK EUROPE PLC


By:____________________________________
   Name:
   Title:

BANKA POPOLARE DI BERGAMO-CREDITO
VARESINO S.C.A.R.L.


By:____________________________________
   Name:
   Title:

BANKBOSTON, N.A.


By:_____________________________________
   Name:
   Title:

BANQUE ET CAISSE D'EPARGNE DE L'ETAT,
LUXEMBOURG


By:_____________________________________
   Name:
   Title:

BHF BANK AKTENGESELLSCHAFT


By:_____________________________________
   Name:
   Title:

BANQUE NATIONALE DE PARIS


By:_____________________________________
   Name:
   Title:

BANCO ESPIRITO SANTO E COMERCIAL DE
LISBOA S.A.


By:_____________________________________
   Name:
   Title:

COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE


By:_____________________________________
   Name:
   Title:

CITIBANK, N.A.


By:___________________________________
   Name:
   Title:

COMERICA BANK


By:___________________________________
   Name:
   Title:

COMMERZBANK AG


By:___________________________________
   Name:
   Title:

CREDIT AGRICOLE INDOSUEZ


By:___________________________________
   Name:
   Title:


DAI-ICHI KANGYO BANK, LTD.


By:___________________________________
   Name:
   Title:

DRESDNER BANK AG


By:___________________________________
   Name:
   Title:

NBD BANK


By:___________________________________
   Name:
   Title:

FIRST UNION NATIONAL BANK


By:____________________________________
   Name:
   Title:

CORESTATES BANK, N.A.


By:____________________________________
   Name:
   Title:

INDUSTRIAL BANK OF JAPAN, LIMITED


By:____________________________________
   Name:
   Title:

OSTERREICHISCHE INVESTITIONSKREDIT AG


By:____________________________________
   Name:
   Title:

MEESPIERSON N.V.


By:____________________________________
   Name:
   Title:

MELLON BANK, N.A.


By:____________________________________
   Name:
   Title:

THE MITSUBISHI TRUST & BANKING
CORPORATION


By:____________________________________
   Name:
   Title:

ISTITUTO BANCARIO SAN PAOLO DI TORINO,
S.P.A.


By:____________________________________
   Name:
   Title:

SOCIETE GENERALE


By:____________________________________
   Name:
   Title:

THE SUMITOMO BANK, LIMITED


By:____________________________________
   Name:
   Title:

THE SUMITOMO TRUST & BANKING CO., LTD.


By:____________________________________
   Name:
   Title:

TORONTO DOMINION (TEXAS), INC.


By:____________________________________
   Name:
   Title:

PEOPLES SECURITY LIFE INSURANCE
COMPANY


By:____________________________________
   Name:
   Title:

BANKERS LIFE & CASUALTY INSURANCE
COMPANY


By:____________________________________
   Name:
   Title:

FRANKLIN FLOATING RATE TRUST


By:____________________________________
   Name:
   Title:

ING HIGH INCOME PRINCIPAL


By:____________________________________
   Name:
   Title:

PRESERVATION FUND HOLDINGS, LDC


By:____________________________________
   Name:
   Title:

ARCHIMEDES FUNDING, L.L.C.


By:____________________________________
   Name:
   Title:

MERRILL LYNCH SENIOR FLOATING RATE
FUND, INC.


By:____________________________________
   Name:
   Title:

METROPOLITAN LIFE INSURANCE COMPANY


By:____________________________________
   Name:
   Title:

OAK HILL SECURITIES FUND, L.P.


By:____________________________________
   Name:
   Title:

ORIX USA CORPORATION


By:____________________________________
   Name:
   Title:

PARIBAS CAPITAL FUNDING LLC


By:____________________________________
   Name:
   Title:

KZH HOLDING COMPANY III


By:____________________________________
   Name:
   Title:

PRIME INCOME TRUST


By:____________________________________
   Name:
   Title:

KZH-CRESCENT CORPORATION


By:____________________________________
   Name:
   Title:

THE TRAVELERS INSURANCE COMPANY


By:____________________________________
   Name:
   Title:

THE BANK OF SCOTLAND


By:____________________________________
   Name:
   Title:

THE BANK OF NOVA SCOTIA


By:____________________________________
   Name:
   Title:

                                                                         Annex A
                                                                         -------


           PRICING GRID FOR REVOLVING CREDIT LOANS, SWING LINE LOANS,
                    TRANCHE A TERM LOANS AND COMMITMENT FEES


======================================================================================================================

                      Applicable                    Applicable
                        Margin                        Margin
                          for                           for
                       Revolving                     Tranche A
                        Credit                         Term                       Applicable
                         Loans       Applicable        Loans       Applicable       Margin       Applicable
                       which are     Margin for      which are     Margin for    for Tranche     Margin for
                       Base Rate     Revolving       Base Rate     Tranche A        B Term       Tranche B
                       Loans or     Credit Loans     Loans or      Term Loans       Loans        Term Loans
Consolidated            Foreign      which are        Foreign      which are      which are      which are      Facility
  Leverage             Alternate    Eurocurrency     Alternate    Eurocurrency    Base Rate     Eurocurrency       Fee
    Ratio             Rate Loans       Loans        Rate Loans       Loans          Loans          Loans          Rate
----------------------------------------------------------------------------------------------------------------------
greater than or
equal to 4.50 to 1      .50%            1.50%         1.00%           2.00%         1.25%           2.25%        .50%

----------------------------------------------------------------------------------------------------------------------
greater than or
equal to 4.00 to 1      .25%            1.25%          .75%           1.75%         1.25%           2.25%        .50%
       and
less than 4.50 to 1
----------------------------------------------------------------------------------------------------------------------
greater than or
equal to 3.50 to 1        0%            1.00%          .50%           1.50%         1.00%           2.00%        .50%
       and
less than 4.00 to 1
----------------------------------------------------------------------------------------------------------------------
greater than or           0%             .75%          .25%           1.25%         1.00%           2.00%        .50%
equal to 3.00 to 1
       and
less than 3.50 to 1
----------------------------------------------------------------------------------------------------------------------
less than 3.00 to 1       0%            .625%            0%           1.00%          .75%           1.75%       .375%
======================================================================================================================

Changes in the Applicable Margin or in the Facility Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the
      ---------------
Administrative Agent and the Lenders pursuant to Section 7.1 (but in any event not later than the 50th day after the end of each of the first three quarterly periods of each fiscal year or the 100th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.50 to 1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 4.50 to 1. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Company ending at the end of the period covered by the relevant financial statements.

                                                                         ANNEX B
                                                                         -------

                          CALCULATION OF THE MLA COST


     The MLA Cost is calculated in accordance with the following formula:

     BY + L(Y-X) + S(Y-Z)% per annum = MLA Cost
     --------------------
          100-(B+S)

     where on the day of application of the formula:

     B is the percentage of the Administrative Agent's eligible liabilities which the Bank of England requires the Administrative Agent to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements.;

     Y is the rate at which Pounds deposits are offered by the Administrative Agent to leading banks in the London interbank market at or about 11:00 A.M. on that day for the relevant period;

     L is the percentage of eligible liabilities which the Bank of England requires the Administrative Agent to maintain as secured money with members of the London Discount Market Association and/or as secured call money with certain money brokers and gilt-edged primary market makers;

     X is the rate at which secured Pounds deposits in the relevant amount may be placed by the Administrative Agent with members of the London Discount Market Association and/or as secured call money with certain money brokers and gilt-edged primary market makers at or about 11:00 A.M. on that day for the relevant period;

     S is the percentage of the Administrative Agent's eligible liabilities which the Bank of England requires the Administrative Agent to place as a special deposit; and

     Z is the interest rate per annum allowed by the Bank of England on special deposits.

     For the purposes of this Annex B:

     (i) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" have the meanings given to them at the time of application of the formula by the Bank of England;

     (ii) "RELEVANT PERIOD" in relation to a borrowing, means:

          (A) if its Interest Period is three months or less, its Interest Period; or

          (B) if its Interest Period is more than three months, each successive period of three months and any necessary shorter period comprised in that Interest Period.

     In the application of the formula, B, Y, L, X, S and Z are included in the formula as figures and not as percentages (e.g. if B = 0.5% and Y = 15%, BY is calculated as 0.5 x 15);

     (i) The formula is applied on the first day of each relevant period comprised in the Interest Period of the relevant borrowing.

     (ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to the nearest 1/32nd of 1%.

     If the Administrative Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Administrative Agent (after consultation with the Lenders) shall notify the Company of the manner in which the MLA Cost will subsequently be calculated. The manner of calculation so notified by the Administrative Agent shall, in the absence of manifest error, be binding on all the parties hereto.

                                                                   SCHEDULE 1.1A

                                  COMMITMENTS

                                                                          Revolving Credit   Tranche A Term      Tranche B Term
                  Lender                                                    Commitment      Loan Commitment     Loan Commitment
-------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston                                                   $10,625,000       $6,375,000    $        0
Lehman Brothers BankHaus AG                                                   10,625,000        6,375,000             0
Alpha Credit Bank A.E.                                                         6,875,000        4,125,000             0
Bank of Montreal                                                               8,125,000        4,875,000             0
Banque Paribas                                                                 8,125,000        4,875,000             0
Bank Polska Kasa Opieki S.A. - Pekao S.A.                                      3,125,000        1,875,000             0
The Bank of Nova Scotia                                                        8,125,000        4,875,000             0
Banka Popolare di Bergamo-Credito Varesino S.c.a.r.l.                          5,625,000        3,375,000             0
BankBoston, N.A.                                                               6,875,000        4,125,000             0
Bank of Scotland                                                               8,125,000        4,875,000             0
Banque et Caisse d'Epargne de l'Etat, Luxembourg                               6,875,000        4,125,000             0
BHF Bank Aktengesellschaft                                                     9,062,500        5,437,500             0
Banque Nationale de Paris                                                      9,062,500        5,437,500             0
Banco Espirito Santo e Comercial de Lisboa S.A.                                6,875,000        4,125,000             0
Compagnie Financiere de CIC et de l'Union Europeenne (NY Branch)               4,531,250        2,718,750             0
Compagnie Financiere de CIC et de l'Union Europeenne (London Branch)           4,531,250        2,718,750             0
Citibank, N.A.                                                                 8,125,000        4,875,000             0
Comerica Bank                                                                  8,125,000        4,875,000             0
Commerzbank AG                                                                 8,125,000        4,875,000             0
Credit Agricole Indosuez                                                       6,875,000        4,125,000    10,000,000
Dai-Ichi Kangyo Bank, Ltd.                                                     5,625,000        3,375,000             0
Dresdner Bank AG                                                               8,125,000        4,875,000             0
NBD Bank                                                                       8,125,000        4,875,000             0
First Union National Bank                                                      7,812,500        4,687,500             0
Corestates Bank, N.A.                                                          4,687,500        2,812,500             0
Industrial Bank of Japan, Limited                                              8,125,000        4,875,000             0
Osterreichische Investitionskredit AG                                          4,376,000        2,625,000             0
MeesPierson N.V.                                                               6,875,000        4,125,000             0
Mellon Bank, N.A.                                                              6,875,000        4,125,000             0
The Mitsubishi Trust & Banking Corporation                                     8,125,000        4,875,000             0
Istituto Bancario San Paolo di Torino, S.p.A.                                  3,125,000        1,875,000             0
Societe Generale                                                               9,062,500        5,437,500             0
The Sumitomo Bank, Limited                                                     5,625,000        3,375,000             0

                                                                Revolving Credit  Tranche A Term   Tranche B Term
             Lender                                                Commitment     Loan Commitment  Loan Commitment
----------------------------------------------------------------------------------------------------------------------
The Sumitomo Trust & Banking Co., Ltd.                              6,875,000        4,125,000                0
Toronto Dominion (Texas), Inc.                                      8,125,000        4,875,000                0
Lehman Commercial Paper, Inc.                                               0                0      120,000,000
Peoples Security Life Insurance Company                                     0                0       10,000,000
Bankers Life & Casualty Insurance Company                                   0                0       10,000,000
Franklin Floating Rate Trust                                                0                0        5,000,000
ING High Income Principal Preservation Fund Holdings, LDC                   0                0        7,000,000
Archimedes Funding, L.L.C.                                                  0                0        5,000,000
Merrill Lynch Senior Floating Rate Fund, Inc.                               0                0       12,000,000
Metropolitan Life Insurance Company                                         0                0       10,000,000
Oak Hill Securities Fund, L.P.                                              0                0       12,000,000
ORIX USA Corporation                                                        0                0        6,000,000
Paribas Capital Funding LLC                                                 0                0       10,000,000
KZH Holding Company III                                                     0                0        6,000,000
Prime Income Trust                                                          0                0       12,000,000
KZH-Crescent Corporation                                                    0                0        5,000,000
The Travelers Insurance Company                                             0                0       10,000,000
                                                                 ------------     ------------     ------------
                                                                 $250,000,000     $150,000,000     $250,000,000
                                                                 ============     ============     ============

                                                                   SCHEDULE 1.1B


                 ADDRESSES FOR NOTICES AND DESIGNATED MAXIMUMS
                          FOR BORROWING SUBSIDIARIES


            Company                                     Designated Maximum
            -------                                     ------------------
   Exide Holding Europe S.A.                               $ 50,000,000
5-7 Allee des Pierres Mayettes
   92636 Gennevilliers Cedex
            France

          CEAc S.A.                                        $200,000,000
5-7 Allee des Pierres Mayettes
  92636 Gennevilliers Cedex
            France

    SEA Tudor S.A.                                         $100,000,000
Condesa de Venadito, 1
  28027 Madrid, Spain

    Euro Exide Corp. Ltd.                                  $200,000,000
       1, Salford Road
Over Hulton - Bolton BL5 1DD
           England

Exide Verwaltungs, GmbH                                    $200,000,000
      Thiergarten
     Postfach 1180
63654 Budingen, Germany

Mercolec Tudor B.V.                                        $200,000,000
   Rivierstaete
  Amsteldijk 166
 1079 LH Amsterdam
  The Netherlands

      Exide Corporation                                    $175,000,000
       645 Penn Street
Reading, Pennsylvania  19601
  United States of America

                                                                   SCHEDULE 1.1C


                               CURRENCY MAXIMUMS

                  Currency                  Amount
                  --------                  ------
                  Francs                    $250,000,000
                  Marks                     $175,000,000
                  Pounds                    $175,000,000
                  Lira                      $ 25,000,000
                  Pesetas                   $ 15,000,000

                                                                   SCHEDULE 1.1D


                              MORTGAGED PROPERTY

                                                                   SCHEDULE 1.1E


                            PERMITTED ACQUISITIONS

                                                                   SCHEDULE 1.1F


                               LETTERS OF CREDIT

                                                                   SCHEDULE 1.1G


                           WHOLLY OWNED SUBSIDIARIES

                                                                    SCHEDULE 5.4


                 CONSENTS, AUTHORIZATIONS, FILINGS AND NOTICES

                                                                   SCHEDULE 5.15


                                 SUBSIDIARIES

                                                                SCHEDULE 5.19(a)


                           UCC FILING JURISDICTIONS

                                                                SCHEDULE 5.19(b)


                         MORTGAGE FILING JURISDICTIONS

                                                                 SCHEDULE 8.2(e)


                             EXISTING INDEBTEDNESS

                                                                 SCHEDULE 8.3(f)


                                EXISTING LIENS

                                                                 SCHEDULE 8.8(j)


                             EXISTING INVESTMENTS

                                                                   SCHEDULE 8.14


               EXISTING RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS

                                                                   SCHEDULE 10.1


                EXCEPTIONS TO GUARANTEES BY FOREIGN SUBSIDIARIES


German Guarantees.
-----------------

          (i) The obligations under Section 10 with respect to each Guarantor which is a Gesellschaft mit beschrankter Haftung organized under the laws of the Federal Republic of Germany (each, a "German GmbH Guarantor") shall at all times
                                      ---------------------
be limited so that its liability as a Guarantor under this Agreement and the other Loan Documents shall at no time require its payment of any moneys which are required to maintain its registered share capital (Stammkapital) to the extent solely that such share capital is protected by Sections 30 and 31 of the German Limited Liabilities Companies Act (the "GmbH-Gesetz").
                                               -----------

          (ii) Neither the Administrative Agent nor any of the Lenders shall be entitled to enforce the obligations of any German GmbH Guarantor under Section 10 for so long as, and solely to the extent that, such enforcement would cause such German GmbH Guarantor's net assets (Reinvermogen) to be reduced below the amount of its registered share capital which is protected by Sections 30 and 31 of the GmbH-Gesetz.

French Guarantees.
-----------------

          The obligations under Section 10 with respect to Exide Holding Europe S.A., Exide France S.A., Compagnie Europeenne d'Accumulateurs S.A. and Societe Francaise D'Accumulateurs Tudor S.A. (collectively, the "French Guarantors")
                                                         -----------------
shall at all times be limited to the extent, and only to the extent, necessary to ensure that the incurrence on the Closing Date of the liability of each French Guarantor as a Guarantor under this Agreement and the other Loan Documents shall at no time constitute a misuse of corporate assets (abus de biens sociaux) within the meaning of Article 437.3 of the French Company Act of 24 July, 1966.

Norwegian Guarantees.
--------------------

          Exide Sonnak AS's commitments as Guarantor hereunder or under any Loan Document are limited by the applicable regulations in the Norwegian Joint Stock Company's Act of 1976 (as amended or replaced) (the "Act") pursuant to which inter alia a company may only provide financial assistance, including securities or guarantees for the commitments of their shareholders or other related entities or persons in so far as the company, according to the latest adopted balance sheet has (i) an unrestricted and distributable equity capital which is at least equal to the amount provided, guaranteed or secured, and (ii) adequate security (either by collateral or third party guarantees) has been provided. Exide Sonnak AS's commitments hereunder as Guarantor are consequently invalid and unenforceable unless the applicable requirements under the Act has been complied with.

Belgian Guarantees.
------------------

          The obligations under Section 10 with respect of CMP Batterijen S.A. and Exide Automotive S.A. shall be enforceable only to the extent that these obligations have been undertaken in furtherance of the corporate interest of those companies.

Jersey Guarantees.
-----------------

     Exide Lending Limited, in addition to the provisions contained in Section 10 of the Credit and Guarantee Agreement, hereby agrees to the following additional provisions:
---------------------

     (i) any right which at any time Exide Lending Limited has under the existing or future laws of Jersey whether by virtue of the droit de discussion or otherwise to require that recourse be had to the assets of any other person before any claim is enforced against Exide Lending Limited in respect of its obligations as Guarantor is hereby abandoned and waived;

     (ii) Exide Lending Limited undertakes that if at any time the Agent sues Exide Lending Limited in respect of any of its obligations as Guarantor and the person or persons whose obligations are guaranteed is, or are, not also sued, Exide Lending Limited agrees to be bound by its obligations as Guarantor whether or not the person whose obligations are guaranteed is made a party to legal proceedings for the recovery of the amount due or owing to the Agent as aforesaid by the person whose obligations are guaranteed hereunder and whether the formalities required by any law of Jersey whether existing or future in regard to the rights or obligations of sureties shall or shall not have been observed;

     (iii) any right which Exide Lending Limited may have under the existing or future laws of Jersey whether by virtue of the droit de division or otherwise to require that any liability under its obligations as Guarantor be divided or apportioned with any other person or reduced in any manner whatsoever is hereby abandoned and waived.

Swedish Guarantees.
------------------

           The shareholders stipulated that the access of Tudor AB to the Credit and Guarantee Agreement shall be subject to the condition that the obligations Tudor AB as Guarantor in respect of the Borrowers shall be limited to its equity in accordance with Swedish law.

Portuguese Guarantees.
---------------------

           The conditions upon which Sociedade Portuguesa do Acumulador Tudor accepts to underwrite the present contract as a Guarantor are as follows:

     a) that the limit of the guarantee does not exceed PTE 1,000,000,000 (one thousand million escudos);

     b) that Sociedad Espanola del Acumulador Tudor, S.A. writes a letter to Sociedade Portuguesa do Acumulador Tudor on the following terms:

           Exide Corporation, an American group of companies, which presently owns a majority share in the share capital of Sociedad Espanola del Acumulador Tudor, S.A., shall write a letter to the board of directors of Sociedade Portuguesa do Acumulador Tudor, S.A., in which it is established that it is the intention that at least 10% of its production is sold through Sociedade

          Portuguesa do Acumulador Tudor, S.A., for the duration of the guarantee, as well as to indicate that it intends to develop and increase the operations with Sociedade Portuguesa do Acumulador Tudor, S.A., in Portugal, showing in such letter a relationship of unequivocal interest and understanding in Sociedade Portuguesa do Acumulador Tudor, S.A.

Italian Guarantees.
------------------

          The guarantee obligations under Section 10 with respect to Compagnia Generale Accumulatori S.r.l., Societa Industriale Accumulatori S.r.I. and TS Batterie S.r.I. (collectively, the "Italian Guarantors") shall at all time be limited to the payment and performance when due of the Foreign Obligations relating to such portion of the Tranche A Term Loans and Tranche B Term Loans used for the repayment of obligations outstanding under the Existing Foreign Credit Agreement, provided (i) that such guarantee obligations shall be enforceable only to the extent they have been undertaken in connection with a transaction to the benefit of the Italian Guarantors and provided further (ii) that such guarantee obligations shall at all times not exceed an amount beyond which an Italian Court might disallow such guarantee obligations on the basis of the ultra vires doctrine, to the extent it finds that such guaranteed amount is
    ----- -----
extremely high compared to the Italian Guarantor's financial conditions at the time the guarantee obligations are undertaken.

United Kingdom Guarantees.
-------------------------

          (i) Subject to paragraph (ii) below, the obligations of each Guarantor incorporated in England and Wales (each a "UK GUARANTOR") under
Section 10 of this Agreement (or otherwise pursuant to this Agreement) (together "THE OBLIGATIONS") shall at all times be limited to the extent, and only to the extent, necessary to ensure that such UK Guarantor shall not by undertaking such Obligations breach Section 151 (Unlawful Financial Assistance) Companies Act 1985 ("THE ACT") as a consequence of it being a party to this Agreement and its assumption of the Obligations.

          (ii) Each UK Guarantor (and all shareholders of each UK Guarantor to the extent a party to this Agreement) shall on 21 days' written notice from the Administrative Agent, to the extent each of them is lawfully able using all reasonable endeavours (pursuant to the provisions of Sections 155 - 158 of the Act or otherwise) pass all necessary resolutions and procure (if appropriate) that its directors swear the necessary statutory declarations and shall undertake all such other acts and deeds to ensure that the provisions of Sections 155 - 158 of the Act are complied with such that the limitation specified in paragraph at (i) above shall no longer apply in relation to such UK Guarantor.

Danish Guarantees.
-----------------

          The obligations of CMP Batterier A/S and Exide Danmark A/S under the Credit and Guarantee Agreement shall at all times be limited so that the liability of CMP Batterier A/S and Exide Danmark A/S respectively as a Guarantor shall at no time require the payment of any monies which (i) results in it then being unable to honour its other financial obligations to its other creditors at such time as they are due for payment, the position of such creditors to be determined by Danish law, (ii) constitutes a violation of Danish bankruptcy law and other relevant Danish statutory provisions, (iii) is an amount in excess of
- for CMP Batterier - A/S - DKK 3,400,000 and - for Exide Danmark A/S - DKK 8,500,000.

Spanish Guarantees.
------------------

          The obligations under Section 10 with respect to Sociedad Espanola del Accumulador Tudor, S.A., Fulmen Iberica, S.A., Electro Mercantil Industrial, S.A., Gaztambide, S.A. and Terrenos y Construcctiones, S.A. shall be enforceable only to the extent that these obligations have been undertaken in furtherance of the corporate interest of those companies.

Polish Guarantees.
-----------------

          The execution of the present agreement by Centra S.A. is subject to the condition precedent that Centra S.A. is granted by the President of the National Bank of Poland the exchange permit necessary in connection herewith, in particular with regard to Centra's commitments as Guarantor under Section 10, pursuant to Article 9.1.4. of the Polish Foreign Exchange Act dated December 2, 1994, as amended.

                                FIRST AMENDMENT

     FIRST AMENDMENT, dated as of May 27, 1998 (this "Amendment"), to (i) the
                                                      ---------
Credit and Guarantee Agreement, dated as of December 19, 1997, (as amended, supplemented or otherwise modified from time to time, the "Credit and Guarantee
                                                           --------------------
Agreement"), among Exide Corporation, a Delaware corporation (the "Company"),
---------                                                          -------
the Borrowing Subsidiaries signatory thereto, the Guarantors signatory thereto, the several lenders from time to time parties thereto (the "Lenders"), Lehman
                                                            -------
Commercial Paper Inc., as Syndication Agent for the Lenders (in such capacity, the "Syndication Agent") and Credit Suisse First Boston, as Administrative Agent
     -----------------
for the Lenders (in such capacity, the "Administrative Agent") and (ii) the
                                        --------------------
Collateral Agreement, dated December 19, 1997, (the "Collateral Agreement"),
                                                     --------------------
made by the Company and certain of its Subsidiaries parties thereto in favor of the Syndication Agent and the Administrative Agent for the Lenders.


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to the Credit and Guarantee Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company and the Borrowing Subsidiaries; and

     WHEREAS, the Company and the Borrowing Subsidiaries have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit and Guarantee Agreement and Collateral Agreement be amended in the manner provided for in this Amendment;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Defined Terms.  (a)  General.  Terms defined in the Credit and
          -------------        -------
Guarantee Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit and Guarantee Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

     (b)  Replacement of Definitions.  Subsection 1.1 of the Credit and
          --------------------------
Guarantee Agreement is hereby amended by deleting therefrom the definitions of the following definitions in their entirety and substituting in lieu thereof the following definitions in the appropriate alphabetical order:

          "'Domestic Receivables Facility':  the collective reference to (i) the
            -----------------------------
     Receivables Purchase Agreement, dated as of March 31, 1997, among Exide U.S. Funding Corporation, as seller, Three Rivers Funding Corporation, as buyer, and the Company, as servicer, (ii) the Sale Agreement, dated as of March 31, 1997, between the Company, as seller, and Exide U.S. Funding Corporation, as buyer, (iii) the agreements and instruments executed in connection therewith as each of items (i), (ii) and (iii) is in effect on the

     Closing Date, but giving effect to (x) extensions of the termination or expiration date thereunder, (y) increases in the Domestic Receivables Maximum Commitment Amount to an amount exceeding $125,000,000, but only if such increases are approved in writing by the Required Lenders and (z) other changes thereto approved by the Agents and (iv) any additional or substitute or replacement receivables facility so long as such facility and all documentation therefor, and the maximum amount thereof, are approved in writing by the Required Lenders.

               `Domestic Receivables Maximum Commitment Amount':  $125,000,000.
                ----------------------------------------------

               `L/C Commitment':  at any date, the amount equal to (a)
                --------------
          $50,000,000 plus (b) so long as any Letter of Credit described in
          Schedule 1.1F (or any replacement thereof) remains outstanding, the amount set forth on Schedule 1.1F with respect thereto; provided that
                                                                  --------
          $10,000,000 of such $50,000,000 amount shall be reserved solely for the issuance of Letters of Credit used to support Indebtedness of Subsidiaries of the Company incorporated in Italy."

               `Optional Currencies':  Marks, Pounds, Francs and, with respect
                -------------------
          to Swing Line Loans and Letters of Credit only, Lira and Pesetas, and, with respect to Letters of Credit only, any other foreign currency which is acceptable to the Issuing Lender in its sole discretion."

          (c)  Amendment of Definitions. (i) The definition of the term "Asset
               ------------------------
     Sale" in subsection 1.1 of the Credit and Guarantee Agreement is hereby amended by deleting the reference to clause (f) in the second line thereof and substituting in lieu thereof a reference to clause (g).

          (ii) The definition of "Domestic Obligations" in subsection 1.1 of the Credit and Guarantee Agreement is hereby amended by (x) inserting immediately after the words "Interest Rate Protection Agreements" in the eighth and ninth lines thereof the phrase "or any foreign currency hedge agreements or swaps" and (y) inserting immediately after the words "Interest Rate Protection Agreement" in the twelfth line thereof the phrase "or any foreign currency hedge agreement or swap".

          (iii) The definition of "Foreign Obligations" in subsection 1.1 of the Credit and Guarantee Agreement is hereby amended by (x) inserting immediately after the words "Interest Rate Protection Agreements" in the ninth and tenth lines thereof the phrase "or any foreign currency hedge agreements or swaps" and (y) inserting immediately after the words "Interest Rate Protection Agreement" in the thirteenth line thereof the phrase "or any foreign currency hedge agreement or swap".

          (iv) The definition of the term Revolving Credit Commitment is hereby amended by deleting the amount "$100,000,000" in the penultimate line and substituting in lieu thereof the amount "$125,000,000".

          (c)  Addition of Definitions.  The following defined terms are hereby
               -----------------------
     added to subsection 1.1 of the Credit and Guarantee Agreement in appropriate alphabetical order:

               "'First Amendment':  the First Amendment, dated as of May 27,
                 ---------------
          1998, to this Agreement.

               'First Amendment Effective Date':  the date each of the
                ------------------------------
          conditions to effectiveness of each of the amendments, waivers and agreements contained in the First Amendment described in paragraphs 23 and 24 thereof shall have been satisfied.

               'GNB Acquisition':  the acquisition by the Company of the
                ---------------
          automotive battery manufacturing and metals divisions of GNB Technologies.

               'Interim Credit Facility':  the collective reference to the
                -----------------------
          Senior Subordinated Credit Facility to be entered into by the Company in lieu of the Senior Subordinated Note Indenture in the event the Senior Subordinated Notes are not issued on the First Amendment Effective Date, and all documents executed in connection therewith.

               'Senior Subordinated Note Indenture':  the Indenture to be
                ----------------------------------
          entered into by the Borrower in connection with the issuance of the Senior Subordinated Notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

               'Senior Subordinated Notes':  the Senior Subordinated Notes of
                -------------------------
          the Borrower to be issued pursuant to the Senior Subordinated Note Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9.

               'Specified Change of Control':  a "Change of Control" as defined
                ---------------------------
          in the Senior Subordinated Note Indenture or the Interim Credit Facility."

          2.  Agreement with Respect to Additional Term Loans.  Subject to the
              -----------------------------------------------
conditions set forth herein, the Lenders party hereto hereby agree that the Company shall be permitted to incur Indebtedness in respect of an additional tranche of term loans under the Credit and Guarantee Agreement in an aggregate principal amount not to exceed $100,000,000 (the "Additional Term Loans") with
                                                  ---------------------
terms (including as to maturity, pricing, prepayments and collateral) equivalent to the terms under the Loan Documents applicable to the Tranche B Term Loans (after giving effect to this Amendment) and otherwise on terms and conditions satisfactory to the Required Lenders; provided, that no
                                                              --------
Lender shall be obligated to provide any of the Additional Term Loans.

          3.   Amendment to Subsection 2.7(a).  Subsection 2.7(a) of the Credit
               ------------------------------
and Guarantee Agreement is hereby amended by inserting at the end of the first sentence thereof but prior to the period the following: "provided, that the
                                                          --------
presentation by any third party of any check or draft drawn on the account of the Company or any other borrowing by way of overdraft being deemed to constitute a notice of borrowing of Swing Line Loans by the Company in the amount of such check, draft or other borrowing, to the extent that insufficient funds are then available for the payment thereof in the account of the Company with the relevant Swing Line Lender and so long as the amount and currency with respect to such deemed notice of borrowing are in compliance with the terms of this Agreement".

          4.   Amendment to Subsection 2.7(b).  Subsection 2.7(b) of the Credit
               ------------------------------
and Guarantee Agreement is hereby amended by inserting at the end of the first sentence thereof but prior to the period the following: "provided, that the
                                                          --------
presentation by any third party of any check or draft drawn on the account of a Borrowing Subsidiary or any other borrowing by way of overdraft being deemed to constitute a notice of borrowing of Swing Line Loans by such Borrowing Subsidiary in the amount of such check, draft or other borrowing, to the extent that insufficient funds are then available for the payment thereof in the account of such Borrowing Subsidiary with the relevant Swing Line Lender and so long as the amount and currency with respect to such deemed notice of borrowing are in compliance with the terms of this Agreement".

          5.   Amendment to Section 3.8(f).  Subsection 3.8(f) of the Credit and
               ---------------------------
Guarantee Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

               "(f) For the purposes of Articles L313-1 to L313-6 of the French Code de la Consommation, the parties hereto acknowledge that it is not possible to calculate precisely the taux effectif global as the interest rate may vary during the course of the Loans. However, by way of example, the taux effectif global applicable on December 19, 1997 taking into account the fees, commissions and expenses which are payable by the Borrowers and:

          (i) in the case of a Eurocurrency Loan, assuming a base interest rate of 3.664% per annum (being the Eurocurrency Rate (as at December 19, 1997) for French Francs or, in the case of the Tranche B Term Loans, Dollars with an Interest Period of three months), (A) in respect of the Tranche A Term Loans would be 5.922% per annum and the taux de periode would be 5.664% for a period of three months,
               (B) in respect of the Tranche B Term Loans would be 6.174% per annum and the taux de periode would be 5.914% for a period of three months and (C) in respect of the Revolving Credit Loans made to the Borrowing Subsidiaries (assuming that Revolving Credit Facilities were fully drawn for the entire duration of the Revolving Credit Commitment Period) would be 5.418% per annum and the taux de periode would be 5.164% for a period of three months;

          (ii) in the case of a Base Rate Loan, assuming a base interest rate of 8.5% per annum (being the Base Rate (as at December 19,
                 1997) for French Francs or, in the case of the Tranche B Term Loans, for a period of three months), (A) in respect of the Tranche A Term Loans would be 9.48% per annum and the taux de periode would be 9.25% for a period of three months, (B) in respect of the Tranche B Term Loans would be 9.731% per annum and the taux de periode would be 9.5% for a period of three months and (C) in respect of the Revolving Credit Loans made to the Borrowing Subsidiaries (assuming that Revolving Credit Facilities were fully drawn for the entire duration of the Revolving Credit Commitment Period) would be 9.228% per annum and the taux de periode would be 9.0% for a period of three months; and

          (iii) in the case of a Foreign Alternate Rate Loan, assuming a base interest rate of 3.664% per annum (being the Foreign Alternate Rate for Credit Suisse First Boston (as at December 19, 1997) for French Francs or, in the case of the Tranche B Term Loans, for a period of three months), (A) in respect of the Tranche A Term Loans would be 4.915% per annum and the taux de periode would be 4.664% for a period of three months, (B) in respect of the Tranche B Term Loans would be 5.167% per annum and the taux de periode would be 4.914% for a period of three months and (C) in respect of the Revolving Credit Loans made to the Borrowing Subsidiaries (assuming that Revolving Credit Facilities were fully drawn for the entire duration of the Revolving Credit Commitment Period) would be 4.411% per annum and the taux de periode would be 4.164% for a period of three months."

          6.     Amendment to Subsection 5.21.  Subsection 5.21 of the Credit
                 ----------------------------
and Guarantee Agreement is hereby amended by adding at the end thereof the following the following:

     "The Obligations constitute, or in the event the Senior Subordinated Notes are not issued on the First Amendment Effective Date, will constitute "Senior Indebtedness" of the Company and the Borrowing Subsidiaries under and as defined in the Senior Subordinated Note Indenture and the Interim Credit Facility. The obligations of each Subsidiary Guarantor under the Credit and Guarantee Agreement constitute, or in the event the Senior Subordinated Notes are not issued on the First Amendment Effective Date, will constitute "Guarantor Senior Indebtedness" (or such concept similar thereto) of such Subsidiary Guarantor under and as defined in the Senior Subordinated Note Indenture and the Interim Credit Facility."

          7.   Amendment to Subsection 7.2.  Subsection 7.2 of the Credit and
               ---------------------------
Guarantee Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (f) thereof, (b) relettering current paragraph (g) as paragraph (h) and (c) inserting immediately after paragraph (f) the following new paragraph
(g):

          "(g) no later than 10 Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to the Senior Subordinated Note Indenture, the Senior Subordinated Notes or the Interim Credit Facility; and"

          8.   Amendment to Subsection 8.1(a).  Subsection 8.1(a) of the Credit
               ------------------------------
and Guarantee Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following table:

                                                            Consolidated
                   Period                                   Leverage Ratio
                   ------                                   --------------
     March 31, 1998                                         5.50 to 1.0
     April 1, 1998 through June 30, 1998                    5.75 to 1.0
     July 1, 1998 through September 30, 1998                5.50 to 1.0, or in the event the
                                                            GNB Acquisition is consummated, 6.00 to 1.0
     October 1, 1998 through December 31, 1998              5.25 to 1.0, or in the event the
                                                            GNB Acquisition is consummated, 5.60 to 1.0
     January 1, 1999 through March 31, 1999                 4.70 to 1.0, or in the event the
                                                            GNB Acquisition iS consummated, 5.00 to 1.0
     April 1, 1999 through June 30, 1999                    4.70 to 1.0
     July 1, 1999 through December 31, 1999                 4.95 to 1.0
     January 1, 2000 through June 30, 2000                  3.75 to 1.0
     July 1, 2000 through December 31, 2000                 4.00 to 1.0
     January 1, 2001 through June 30, 2001                  3.25 to 1.0
     July 1, 2001 through December 31, 2001                 3.50 to 1.0
     January 1, 2002 through June 30, 2002                  2.75 to 1.0
     July 1, 2002 through December 31, 2002                 3.00 to 1.0
     January 1, 2003 through June 30, 2003                  2.75 to 1.0
     July 1, 2003 through December 31, 2003                 3.00 to 1.0
     January 1, 2004 through June 30, 2004                  2.75 to 1.0
     July 1, 2004 through December 31, 2004                 3.00 to 1.0

          9.   Amendment to Subsection 8.1(b). Subsection 8.1(b) of the Credit
               ------------------------------
and Guarantee Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following table:

                 Period                                     Charge Coverage Ratio
                 ------                                     ---------------------
     March 31, 1998 through June 30, 1998                   0.95 to 1.0
     July 1, 1998 through September 30, 1998                0.95 to 1.0, or in the event
                                                            the GNB Acquisition is consummated, 0.75 to 1.0
     October 1, 1998 through December 31, 1998              1.10 to 1.0, or in the event
                                                            the GNB Acquisition is consummated, 0.90 to 1.0
     January 1, 1999 through September 30, 1999             1.30 to 1.0, or in the event
                                                            the GNB Acquisition is consummated, 1.05 to 1.0
     October 1, 1999 through December 31, 1999              1.30 to 1.0
     January 1, 2000 through December 31, 2000              1.35 to 1.0
     January 1, 2001 and thereafter                         1.75 to 1.0

          10.  Amendment to Subsection 8.1(c).  Subsection 8.1(c) of the Credit
               ------------------------------
and Guarantee Agreement is hereby amended by deleting the amount "$235,000,000" and substituting in lieu thereof the following: "$230,000,000, or in the event the GNB Acquisition is consummated $235,000,000".

          11.  Amendment to Subsection 8.2.  Subsection 8.2 of the Credit and
               ---------------------------
Guarantee Agreement is hereby amended by (a) deleting the amount "$15,000,000" from paragraph (m) and substituting in lieu thereof the amount "$20,000,000, (b) deleting the word "and" at the end of the paragraph (m) thereof, (c) relettering current paragraph (n) as paragraph (p), (d) adding thereto the following new paragraph (n):

          "(n) Guarantee Obligations of Subsidiaries of the Company incorporated in Germany provided to German banking institutions in connection with the financing of supplies purchased by any of such Subsidiaries from German suppliers; provided that (i) no such Guarantee
                                         --------
     Obligation shall have a term exceeding 90 days, (ii) such Guarantee Obligations shall be unsecured and (iii) the aggregate principal amount of Guarantee Obligations which may be incurred in reliance on this paragraph
     (p) shall not exceed $15,000,000 at any one time outstanding;"

and (e) adding thereto the following new paragraph (o):

          "(o) Indebtedness of the Borrower in respect of the Senior Subordinated Notes or, in the event the Senior Subordinated Notes are not issued on the First Amendment

     Effective Date, Indebtedness under the Interim Credit Facility, in an aggregate principal amount in each such case not to exceed $150,000,000 (plus, in the case of the Interim Credit Facility, increases in the principal amount thereof in connection with the accretion of the interest thereon in accordance with its terms), in each case, on terms and conditions satisfactory to the Required Lenders;".

          12.  Amendment to Subsection 8.5.  Subsection 8.5 of the Credit and
               ---------------------------
Guarantee Agreement is hereby amended by (a) relettering current paragraphs (g) and (h) as paragraphs (h) and (i) and (b) adding thereto the following new paragraph (g):

          "(g) the sale by the Company of its ownership interest in Yuasa
     Inc.;"

          13.  Amendment to Subsection 8.7.  Subsection 8.7 of the Credit and
               ---------------------------
Guarantee Agreement is hereby amended by deleting the amount "$100,000,000" in the fourth line and substituting in lieu thereof the amount "$125,000,000".

          14.  Amendment to Subsection 8.8(h).  Subsection 8.8(h) of the Credit
               ------------------------------
and Guarantee Agreement is hereby amended by adding after the word "thereof" but prior to the semi-colon in the last line thereof the following:

     "provided, further, that the foregoing shall not prohibit the consummation
      --------  -------
     of the GNB Acquisition for an aggregate purchase price not to exceed $300,000,000 and aggregate fees and expenses in connection therewith not to exceed $10,000,000, pursuant to documentation in form and substance satisfactory to the Required Lenders".

          15.  Amendment to Subsection 8.9.  Subsection 8.9 of the Credit and
               ---------------------------
Guarantee Agreement is hereby amended by (a) deleting such subsection in its entirety and substituting in lieu thereof the following:

          "8.9  Limitation on Optional Payments and Modifications of Debt
                ---------------------------------------------------------
     Instruments, etc.  (a)  Make or offer to make any payment, prepayment,
     -----------------
     repurchase or redemption of or otherwise defease or segregate funds with respect to the Convertible Notes, the DM Notes, the Senior 10% Notes or the Senior Subordinated Notes (other than scheduled interest payments required to be made in cash); provided, so long as no Default or Event of Default
                          --------
     shall have occurred and is continuing, the Company or any of its Subsidiaries may at any time prepay, repurchase or redeem Eligible Prepayment Debt in an aggregate principal amount not to exceed the Available Prepayment Amount at such time, (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Convertible Notes, the DM Notes, the Senior 10% Notes or the Senior Subordinated Notes (other than any such amendment, modification, waiver or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon and (ii) does not involve the payment of a consent fee),
     (c) designate
     any Indebtedness as "Designated Senior Indebtedness" for the purposes of the Convertible Indenture or the Senior Subordinated Indenture or (d) amend its certificate of incorporation in any manner determined by the Administrative Agent to be adverse to the Lenders without the prior written consent of the Required Lenders.".

          16.  Amendment to Section 8.13.  Section 8.13 of the Credit and
               -------------------------
Guarantee Agreement is hereby amended by (a) deleting the word "and" the second time it appears in the sixth line and substituting in lieu thereof a comma and
(b) adding thereto at the end thereof and prior to the period the following:
"and (d) an agreement by DETA Portuguesa Baterias, Lda. ("DETA Portuguesa") in
                                                          ---------------
favor of the Portuguese government which prohibits DETA Portuguesa from placing a lien on approximately $5,200,000 of the assets in connection with certain capital expenditures made by DETA Portuguesa during the fiscal years 1993 through 1997".

          17.  Amendment to Section 9.  Section 9 of the Credit and Guarantee
               ----------------------
Agreement is hereby amended by (a) adding the word "or" at the end of paragraph
(l) thereof and (b) adding to the list of events therein the following:

          "(m) (i) the Senior Subordinated Notes or, in the event the Senior Subordinated Notes are not issued on the First Amendment Effective Date, the obligations under the Interim Credit Facility, or, in each case, the guarantees thereof, shall cease, for any reason, to be validly subordinated to the Obligations, as provided in the Senior Subordinated Note Indenture or the Interim Credit Facility, as the case may be, or the obligations of the Subsidiary Guarantors under the Credit and Guarantee Agreement or (ii) any Loan Party, any Affiliate of any Loan Party, the trustee in respect of the Senior Subordinated Note Indenture (in the case of the Senior Subordinated Notes) or the holders of at least 25% in aggregate principal amount of the Senior Subordinated Note Indenture or the Interim Credit Facility, as the case may be, shall so assert;".

          18.  Amendment to Subsection 12.1.  Subsection 12.1 of the Credit and
               ----------------------------
Guarantee Agreement is hereby amended by (a) deleting the word "or" immediately prior to the numeral "(viii)", (b) renumbering the current item "(viii)" as item "(vii)" and (c) adding thereto a new item (viii) as follows:

          "; or (viii) amend or modify subsection 3.5(d) to change the application of prepayments thereunder without the written consent of the Majority Facility Lenders in respect of any Facility adversely affected thereby"

          19.  Amendment to Subsection 12.7(c).  Subsection 12.7(c) of the
               -------------------------------
Credit and Guarantee Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "(c) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Company, any of the other Borrowers or any of the Foreign Subsidiary Guarantors, any such notice being expressly waived by the Company, each other Borrower, and each Foreign Subsidiary Guarantor, to the extent permitted by applicable law, upon any amount becoming due and payable by the Company, any other Borrower, or any of the Foreign Subsidiary Guarantors hereunder (whether at the stated maturity, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Company, such other Borrower or such Foreign Subsidiary Guarantor. Each Lender agrees promptly to notify the Company, such other Borrower, such Foreign Subsidiary Guarantor and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the
             --------
     validity of such setoff and application."

          20.  Amendment to Subsection 12.9.  Subsection 12.9 of the Credit and
               ----------------------------
Guarantee Agreement is hereby amended by deleting the words "all the Lenders" in both places in which they appear in the penultimate line thereof and substituting in lieu thereof the words "the Majority Revolving Credit Facility Lenders".

          21.  Replacement of Annex A.  Annex A to the Credit and Guarantee
               ----------------------
Agreement is hereby amended by deleting such Annex A in its entirety and substituting in lieu thereof the new Annex A attached hereto.

          22.  Amendment to Collateral Agreement.  (a) Subsection 1.1 of the
               ---------------------------------
Collateral Agreement is hereby amended by adding thereto in the appropriate alphabetical order the following defined term:

               "'Domestic Receivables Collateral':  each item of Collateral in
                 -------------------------------
          which an interest has been conveyed pursuant to or as contemplated by the Domestic Receivables Facility, including, without limitation, all receivables, accounts, general intangibles, contract rights, property rights (including, without limitation, intellectual property rights), chattel paper, instruments, computer programs, proprietary information and all other rights, powers and privileges arising therefrom or related thereto, and all security interests, guaranties, insurance policies and property securing or supporting payment thereto and all proceeds and products of any of the foregoing."

          (b) Section 2 of the Collateral Agreement is hereby amended by adding thereto at the end thereof the following:

          "Notwithstanding the foregoing, the Administrative Agent on behalf of all the Lenders and the Company on behalf of itself, the Borrowing Subsidiaries and the Subsidiary Guarantors hereby expressly acknowledge that the Collateral shall not include any of the Domestic Receivables Collateral."

          23.  Conditions to Effectiveness of All Amendments.  This Amendment
               ---------------------------------------------
shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the Borrowing Subsidiaries, the Guarantors, the Required Lenders and the Swing Line Lenders.

          24.  Additional Conditions to Effectiveness of Certain Amendments.  In
               ------------------------------------------------------------
addition to the conditions set forth in paragraph 23, the agreements and amendments set forth in paragraphs 2, 6, 7, 11(e), 13, 14, 15 and 17 and the amendment to the definition of "Domestic Receivables Maximum Commitment Amount" shall be subject to the satisfaction of the following additional conditions:

          (a) The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the and the Administrative Agent, of the Company authorizing (i) the execution, delivery and performance of this Amendment, (ii) the borrowings contemplated hereunder, certified by the Secretary of the Company as of the date hereof, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (b) The Administrative Agent shall have received a certificate of the Secretary of the Company, dated the date hereof, as to the incumbency and signature of the officers of the Company executing this Amendment satisfactory in form and substance to the Administrative Agent.

          (c) All governmental and third party approvals (including landlords' and other consents) necessary or advisable in connection with this Amendment, the making of the Additional Term Loans and the GNB Acquisition shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on the Credit and Guarantee Agreement as amended by this Amendment, the making of the Additional Term Loans or the GNB Acquisition.

          (d) The GNB Acquisition shall have been consummated for an aggregate purchase price not to exceed $300,000,000 pursuant to documentation in form and substance satisfactory to the Required Lenders. The fees and expenses in connection with the GNB Acquisition shall not exceed $10,000,000.

          (e) An additional amendment to the Credit and Guarantee Agreement shall have been executed and delivered by the Company, the Borrowing Subsidiaries, the

     Guarantors, the Required Lenders and the Swing Line Lenders, which shall set forth the exact terms of, and the lenders providing, the Additional Term Loans.

          (f) The Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis, counsel to the Borrower dated the date hereof and in form and substance satisfactory to the Administrative Agent.

          (g) The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions necessary or, in the opinion of the Administrative Agent, desirable to perfect the liens and security interests created by the Security Documents in the property acquired in connection with the GNB Acquisition, shall have been completed.

          (h) The Administrative Agent shall have received the results of a recent search of the Uniform Commercial Code, judgement and tax lien filings which may have been filed with respect to property acquired in connection with the GNB Acquisition in each of the jurisdictions and offices where any such property is located, and such search shall reveal no liens on any of such property except for liens permitted by the Loan Documents.

          (i) The Lenders shall have received a satisfactory solvency analysis from the chief financial officer of the Company which shall document the solvency of the Company and its subsidiaries after giving effect to the Acquisition and the other transactions contemplated hereby.

          25.    Representations and Warranties.  The Company as of the date
                 ------------------------------
hereof and after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates that representations and warranties made by it in Section 5 of the Credit and Guarantee Agreement; provided, that each
                                                    --------
reference to the Credit and Guarantee Agreement therein shall be deemed to be a reference to the Credit and Guarantee Agreement after giving effect to this Amendment.

          26.    Payment of Expenses.  The Company agrees to pay or
                 -------------------
reimburse the Syndication Agent and the Administrative Agent for all of their out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Syndication Agent and the Administrative Agent.

          27.    Reference to and Effect on the Loan Documents; Limited  Effect.
                 --------------------------------------------------------------
On and after the date hereof and the satisfaction of the conditions contained in
Section 10 of this Amendment, each reference in the Credit and Guarantee Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit and Guarantee Agreement, and each reference in the other Loan Documents to "the Credit and Guarantee

Agreement", "thereunder", "thereof" or words of like import referring to the Credit and Guarantee Agreement, shall mean and be a reference to the Credit and Guarantee Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit and Guarantee Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          28.    Counterparts.  This Amendment may be executed by one or more of
                 ------------
the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          29.    GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
                 -------------
OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   EXIDE CORPORATION, as a Borrower and as a
                                     Guarantor

                                   By:__________________________________________
                                      Name:
                                      Title:

                                   EXIDE HOLDING EUROPE S.A.
                                   COMPAGNIE EUROPEENNE
                                     D'ACCUMULATEURS S.A.
                                   EURO EXIDE CORPORATION LIMITED
                                   SOCIEDAD ESPANOLA DEL ACUMULADOR
                                   TUDOR S.A.
                                   TUDOR A.B.
                                   EXIDE VERWALTUNGS GMBH
                                   MERCOLEC TUDOR B.V.,

                                   each as a Borrowing Subsidiary and as a
                                   Guarantor


                                   By:_________________________________________
                                      Name:
                                      Title:

                            ACCUMULATORENFABRIK SONNENSCHEIN
                                 GMBH
                            COMPAGNIA GENERALE ACCUMULATORI
                                 S.P.A.
                            SINAC S.R.L.
                            FULMEN IBERICA S.A.
                            CMP BATTERIES LIMITED
                            CMP BATTERIJEN B.V.
                            SOCIETE FRANCAISE DES
                                 ACCUMULATEURS TUDOR S.A.
                            CMP BATTERIER A/S
                            EXIDE AUTOMOTIVE BATTERIE GMBH
                            HAGEN BATTERIE A.G.
                            INDUSTRIA COMPOSIZIONI STAMPATE
                                 S.P.A.
                            HAGEN BATTERIJEN B.V.
                            ELECTRO MERCANTIL INDUSTRIAL S.A.
                            GAZTAMBIDE S.A.
                            TERRENOS Y CONSTRUCCIONES S.A.
                            T.S. BATTERIE S.R.L.
                            EXIDE BATTERIES LIMITED
                            B.I.G. BATTERIES LIMITED
                            EXIDE (DAGENHAM) LIMITED
                            EXIDE FRANCE S.A.
                            FULMEN UK LIMITED
                            EXIDE AUTOMOTIVE S.A.
                            CMP BATTERIJEN N.V.
                            SOCIEDAD PORTUGUESA DO
                                 ACUMULADOR TUDOR S.A.
                            EXIDE DENMARK A/S
                            GEMALA SWEDEN AB
                            CENTRA S.A.
                            DETA AKKUMULATORENWERK GMBH
                            MAREG ACCUMULATOREN GMBH
                            FRIWO SILBERKRAFT MBH
                            EXIDE SONNAK A/S
                            CMP BATTERIJEN S.A.
                            EXIDE AUTOMOTIVE S.A.
                            EXIDE LENDING LIMITED

                            each as a Guarantor, subject to the limitations, if any, contained in Schedule 10.1


                            By:_________________________________________________
                            Name:
                            Title:

                            GBC, INC.
                            as a Guarantor


                            By:_________________________________________________
                            Name:
                            Title:

                            GENERAL BATTERY CORPORATION
                            as a Guarantor


                            By:  Exide Investments, Inc., trustee

                            By:_________________________________________________
                            Name:
                            Title:

                            EXIDE INTERNATIONAL, INC.
                            as a Guarantor


                            By:_________________________________________________
                            Name:
                            Title:

LEHMAN BROTHERS INC., as Arranger


By:___________________________
   Name:
   Title:

LEHMAN COMMERCIAL PAPER INC., as
 Syndication Agent and as a Lender


By:___________________________
   Name:
   Title:

CREDIT SUISSE FIRST BOSTON, as
 Arranger and as Administrative Agent


By:___________________________
   Name:
   Title:

By:___________________________
   Name:
   Title:

CREDIT SUISSE FIRST BOSTON, as a
 Lender


By:___________________________
   Name:
   Title:

By:___________________________
   Name:
   Title:

LEHMAN BROTHERS BANKHAUS AG


By:___________________________
   Name:
   Title:

ALPHA CREDIT BANK A.E.


By:___________________________
   Name:
   Title:

BANK OF MONTREAL


By:___________________________
   Name:
   Title:

BANQUE PARIBAS


By:___________________________
   Name:
   Title:

BANK POLSKA KASA OPIEKI S.A. - PEKAO
S.A.


By:___________________________
   Name:
   Title:

SCOTIABANK EUROPE PLC


By:___________________________
   Name:
   Title:

BANCA POPOLARE DI BERGAMO-CREDITO
VARESINO S.C.A.R.L.


By:___________________________
   Name:
   Title:

BANKBOSTON, N.A.


By:___________________________
   Name:
   Title:

BANQUE ET CAISSE D'EPARGNE DE
L'ETAT, LUXEMBOURG


By:___________________________
   Name:
   Title:

BHF BANK AKTENGESELLSCHAFT


By:___________________________
   Name:
   Title:

BANQUE NATIONALE DE PARIS


By:___________________________
   Name:
   Title:

BANCO ESPIRITO SANTO E COMERCIAL DE
LISBOA S.A.


By:___________________________
   Name:
   Title:

COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE NEW YORK
BRANCH


By:___________________________
   Name:
   Title:

COMERICA BANK


By:___________________________
   Name:
   Title:

CREDIT AGRICOLE INDOSUEZ


By:___________________________
   Name:
   Title:

DAI-ICHI KANGYO BANK, LTD.


By:___________________________
   Name:
   Title:

DRESDNER BANK AG NEW YORK & GRAND
CAYMAN BRANCHES


By:___________________________
   Name:
   Title:

NBD BANK


By:___________________________
   Name:
   Title:

FIRST UNION NATIONAL BANK


By:___________________________
   Name:
   Title:

CORESTATES BANK, N.A.


By:___________________________
   Name:
   Title:

INDUSTRIAL BANK OF JAPAN, LIMITED
NEW YORK BRANCH


By:___________________________
   Name:
   Title:

OSTERREICHISCHE INVESTITIONSKREDIT
AG


By:___________________________
   Name:
   Title:

MEESPIERSON N.V.


By:___________________________
   Name:
   Title:

MELLON BANK, N.A.


By:___________________________
   Name:
   Title:

THE MITSUBISHI TRUST & BANKING CORPORATION


By:___________________________
   Name:
   Title:

ISTITUTO BANCARIO SAN PAOLO DI
TORINO, S.P.A.


By:___________________________
   Name:
   Title:

SOCIETE GENERALE


By:___________________________
   Name:
   Title:

THE SUMITOMO BANK, LIMITED


By:___________________________
   Name:
   Title:

THE SUMITOMO TRUST & BANKING CO., LTD.


By:___________________________
   Name:
   Title:

TORONTO DOMINION (TEXAS), INC.


By:___________________________
   Name:
   Title:

PEOPLES SECURITY LIFE INSURANCE
COMPANY


By:___________________________
   Name:
   Title:

FRANKLIN FLOATING RATE TRUST


By:___________________________
   Name:
   Title:

ING HIGH INCOME PRINCIPAL
PRESERVATION FUND HOLDINGS, LDC

By:  ING CAPITAL ADVISORS, INC., as
     Investment Advisor

By:___________________________
   Name:
   Title:

ARCHIMEDES FUNDING, L.L.C.

By:  ING CAPITAL ADVISORS, INC., as
     Collateral Advisor


By:___________________________
   Name:
   Title:

MERRILL LYNCH SENIOR FLOATING RATE
FUND, INC.


By:___________________________
   Name:
   Title:

METROPOLITAN LIFE INSURANCE
COMPANY


By:___________________________
   Name:
   Title:

ORIX USA CORPORATION


By:___________________________
   Name:
   Title:

PARIBAS CAPITAL FUNDING LLC


By:___________________________
   Name:
   Title:

KZH HOLDING COMPANY III


By:___________________________
   Name:
   Title:

THE BANK OF SCOTLAND


By:___________________________
   Name:
   Title:

THE BANK OF NOVA SCOTIA


By:___________________________
   Name:
   Title:

NATEXIS BANQUE


By:___________________________
   Name:
   Title:

ALLIANCE CAPITAL MANAGEMENT L.P., as
Manager on behalf of Alliance Capital Funding,
L.L.C.
 By: Alliance Capital Management Corporation,
     General Partner of Alliance Capital
     Management L.P.


By:_________________________________________
   Name:
   Title:

ALLIANCE CAPITAL MANAGEMENT L.P., as
Manager on behalf of Alliance Investments
Limited
 By: Alliance Capital Management Corporation,
     General Partner of Alliance Capital
     Management L.P.


By:_________________________________________
   Name:
   Title:

BALANCED HIGH YIELD FUND I LTD.,
 By: BHF-Bank Aktiengesellschaft, acting
     through its New York Branch, as
     attorney-in-fact


By:_________________________________________
   Name:
   Title:

CHASE SECURITIES INC, as Agent for The
Chase Manhattan Bank


By:_________________________________________
   Name:
   Title:

CYPRESSTREE INVESTMENT
MANAGEMENT COMPANY, INC.
 As: Attorney-in-Fact and on behalf of First
     Allmerica Financial Life Insurance
     Company as Portfolio Manager


By:_________________________________________
   Name:
   Title:

DELANO COMPANY
 By: Pacific Investment Management Company,
     as its Investment Advisor


By:_________________________________________
   Name:
   Title:

INDOSUEZ CAPITAL FUNDING IV, L.P.
 By: Indosuez Capital Luxembourg, as
     Collateral Manager


By:_________________________________________
   Name:
   Title:

KZH-CNC CORPORATION


By:_________________________________________
   Name:
   Title:

LEHMAN SYNDICATED LOANS INC.


By:_________________________________________
   Name:
   Title:

DEBT STRATEGIES FUND II, INC.


By:_________________________________________
   Name:
   Title:

MERRILL LYNCH GLOBAL INVESTMENT SERIES:
INCOME STRATEGIES PORTFOLIO
 By: Merrill Lynch Asset Management, as
     Investment Advisor


By:_________________________________________
   Name:
   Title:

MERRILL LYNCH, PIERCE, FENNER AND SMITH
INCORPORATED


By:_________________________________________
   Name:
   Title:

OSPREY INVESTMENTS MANAGEMENT COMPANY
 By: Citibank, N.A., as Manager


By:_________________________________________
   Name:
   Title:

ROYALTON COMPANY
 By: Pacific Investments Management
     Company, as Investment Advisor


By:_________________________________________
   Name:
   Title:

SENIOR DEBT PORTFOLIO
 By: Boston Management and Research, as
     Investment Advisor


By:_________________________________________
   Name:
   Title:

WADDELL & REED FINANCIAL INC.


By:_________________________________________
   Name:
   Title:

COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
EUROPEENNE NEW YORK BRANCH


By:_________________________________________
   Name:
   Title:

                                                                        Annex A
                                                                        -------


          PRICING GRID FOR REVOLVING CREDIT LOANS, SWING LINE LOANS,
                   TRANCHE A TERM LOANS AND COMMITMENT FEES


====================================================================================================================

                  Applicable                    Applicable
                   Margin                        Margin
                     for                           for
                  Revolving                     Tranche A
                   Credit                         Term                        Applicable
                    Loans        Applicable      Loans         Applicable      Margin        Applicable
                  which are     Margin for      which are     Margin for     for Tranche    Margin for
                  Base Rate      Revolving      Base Rate      Tranche A       B Term        Tranche B
                  Loans or     Credit Loans     Loans or      Term Loans        Loans       Term Loans
 Consolidated      Foreign       which are       Foreign       which are      which are      which are     Facility
 Leverage         Alternate    Eurocurrency     Alternate    Eurocurrency     Base Rate    Eurocurrency      Fee
 Ratio           Rate Loans        Loans       Rate Loans        Loans          Loans          Loans         Rate
--------------------------------------------------------------------------------------------------------------------
Greater than        .75%           1.75%          1.25%          2.25%          1.50%          2.50%         .50%
or equal to
5.25 to 1
--------------------------------------------------------------------------------------------------------------------
Greater than        .50%           1.50%          1.00%          2.00%          1.25%          2.25%         .50%
or equal to
4.50 to 1
   and
 Less than
 5.25 to 1
--------------------------------------------------------------------------------------------------------------------
Greater than        .25%           1.25%           .75%          1.75%          1.25%          2.25%         .50%
or equal to
 4.00 to 1
    and
 Less than
 4.50 to 1
--------------------------------------------------------------------------------------------------------------------
Greater than        0%             1.00%           .50%          1.50%          1.00%          2.00%         .50%
or equal to
 3.50 to 1
    and
 Less than
 4.00 to 1
--------------------------------------------------------------------------------------------------------------------
Greater than        0%              .75%           .25%          1.25%          1.00%          2.00%         .50%
or equal to
 3.00 to 1
    and
 Less than
 3.50 to 1
 -------------------------------------------------------------------------------------------------------------------
 Less than          0%              .625%            0%          1.00%           .75%          1.75%         .375%
 3.00 to 1
====================================================================================================================

Changes in the Applicable Margin or in the Facility Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the
      ---------------
Administrative Agent and the Lenders pursuant to Section 7.1 (but in any event not later than the 50th day after the end of each of the first three quarterly periods of each fiscal year or the 100th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 5.25 to 1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 5.25 to 1. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Company ending at the end of the period covered by the relevant financial statements.

                         BORROWING SUBSIDIARY APPROVAL

          BORROWING SUBSIDIARY APPROVAL, dated as of May 27, 1998 (this "Approval"), in connection with the Credit and Guarantee Agreement, dated as of
---------
December 19, 1997, (as amended by the First Amendment, dated as of May 27, 1998 and as further amended, supplemented or otherwise modified from time to time, the "Credit and Guarantee Agreement"), among Exide Corporation, a Delaware
     ------------------------------
corporation (the "Company"), the Borrowing Subsidiaries signatory thereto, the
                  -------
Guarantors signatory thereto, the several lenders from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as Syndication Agent for
              -------
the Lenders (in such capacity, the "Syndication Agent") and Credit Suisse First
                                    -----------------
Boston, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").
---------------------


                             W I T N E S S E T H:
                             -------------------


          WHEREAS, pursuant to the Credit and Guarantee Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company and the Borrowing Subsidiaries; and

          WHEREAS, the Credit and Guarantee Agreement permits Subsidiaries of the Company to be added as additional Borrowing Subsidiaries upon satisfaction of certain conditions set forth in the Credit and Guarantee Agreement, including the approval of the Majority Revolving Credit Facility Lenders; and

          WHEREAS, the Company has requested that the Lenders agree to add certain Subsidiaries of the Company as Borrowing Subsidiaries under the Credit and Guarantee Agreement and the Lenders are willing to agree to such addition upon the terms and conditions set forth in this Approval and the Credit and Guarantee Agreement;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Terms defined in the Credit and Guarantee
               -------------
Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit and Guarantee Agreement.

          2.   Approval of Addition of Subsidiaries as Borrowing Subsidiaries.
               --------------------------------------------------------------
Subject to the terms and conditions of this Approval, the Credit and Guarantee Agreement and the Joinder Agreement of even date herewith made by Exide Italia S.p.A., (the "New Borrowing Subsidiary") in favor of the Administrative Agent
              ------------------------
for the benefit of the Lenders, substantially in the form attached as Exhibit A hereto (the "Joinder Agreement"), the Lenders hereby approve the addition of the
             -----------------
New Borrowing Subsidiary as a Borrowing Subsidiary under the Credit and Guarantee Agreement.

          3.   Conditions to Effectiveness.  This Approval shall become
               ---------------------------
effective upon the satisfaction of the following conditions precedent:

               (a) The Administrative Agent shall have received counterparts of this Approval, duly executed by the Company, the Borrowing Subsidiaries, the Guarantors and the Majority Revolving Credit Facility Lenders.

               (b) The Administrative Agent shall have received counterparts of the Joinder Agreement, duly executed and delivered by the Company and the New Borrowing Subsidiary, and by its signature hereto each of the Lenders is deemed to have accepted the contents of the Joinder Agreement, including, without limitation, the Designated Maximum specified therein.

               (c) The Administrative Agent shall have received and be reasonably satisfied with corporate resolutions, other corporate documents, certificates and legal opinions in respect of the New Borrowing Subsidiary substantially equivalent to comparable documents delivered on the Closing Date in respect of the Borrowing Subsidiaries party to the Credit and Guarantee Agreement on the Closing Date.

               (d) The Administrative Agent shall have received counterparts of the Foreign Obligations Guarantor Joinder Agreement, substantially in the form of Exhibit B to this Approval, duly executed and delivered by Exide Italia S.p.A.

               (e) The Administrative Agent shall have received an additional Pledge Agreement granting to the Administrative Agent, for the benefit of the Foreign Lenders, a perfected first priority security interest in the Capital Stock of Exide Italia S.p.A., and all such legal opinions and any other documentation deemed necessary by the Administrative Agent in connection with such pledge shall be in form and substance, and, in the case of opinions, from counsel, reasonably satisfactory to the Administrative Agent.

               (f) The Administrative Agent shall have received such other documents with respect to any of the foregoing matters as it shall reasonably request.

          4.   Representations and Warranties.  The Company as of the date
               ------------------------------
hereof and after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates that representations and warranties made by it in Section 5 of the Credit and Guarantee Agreement; provided, that each
                                                    --------
reference to the Credit and Guarantee Agreement therein shall be deemed to be a reference to the Credit and Guarantee Agreement after giving effect to this Approval.

          5.   Payment of Expenses.  The Company agrees to pay or reimburse the
               -------------------
Syndication Agent and the Administrative Agent for all of their out-of-pocket costs and reasonable expenses incurred in connection with the Approval, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Syndication Agent and the Administrative Agent.

          6.   Reference to and Effect on the Loan Documents; Limited Effect.
               -------------------------------------------------------------
On and after the date hereof and the satisfaction of the conditions contained in
Section 3 of this Approval, each reference in the Credit and Guarantee Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit and Guarantee Agreement, and each reference in the other Loan Documents to "the Credit and Guarantee Agreement", "thereunder", "thereof" or words of like import referring to the Credit and Guarantee Agreement, shall mean and be a reference to the Credit and Guarantee Agreement as amended hereby. The execution, delivery and effectiveness of this Approval shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit and Guarantee Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          7.   Counterparts.  This Approval may be executed by one or more of
               ------------
the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          8.   GOVERNING LAW.  THIS APPROVAL AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Approval to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                            EXIDE CORPORATION, as a Borrower and as a
                             Guarantor


                            By:_________________________________________
                             Name:
                             Title:

                            EXIDE HOLDING EUROPE S.A.
                            COMPAGNIE EUROPEENNE
                                 D'ACCUMULATEURS S.A.
                            EURO EXIDE CORPORATION LIMITED
                            SOCIEDAD ESPANOLA DEL ACUMULADOR
                              TUDOR S.A
                            TUDOR A.B.
                            EXIDE VERWALTUNGS GMBH
                            MERCOLEC TUDOR B.V.,

                            each as a Borrowing Subsidiary and as a
                            Guarantor



                            By:_________________________________________
                               Name:
                               Title:

                                ACCUMULATORENFABRIK SONNENSCHEIN GMBH
                                COMPAGNIA GENERALE ACCUMULATORI S.P.A.
                                SINAC S.R.L.
                                FULMEN IBERICA S.A.
                                CMP BATTERIES LIMITED
                                CMP BATTERIJEN B.V.
                                SOCIETE FRANCAISE DES ACCUMULATEURS TUDOR S.A. CMP BATTERIER A/S
                                EXIDE AUTOMOTIVE BATTERIE GMBH
                                HAGEN BATTERIE A.G.
                                INDUSTRIA COMPOSIZIONI STAMPATE S.P.A.
                                HAGEN BATTERIJEN B.V.
                                ELECTRO MERCANTIL INDUSTRIAL S.A.
                                GAZTAMBIDE S.A.
                                TERRENOS Y CONSTRUCCIONES S.A.
                                T.S. BATTERIE S.R.L.
                                EXIDE BATTERIES LIMITED
                                B.I.G. BATTERIES LIMITED
                                EXIDE (DAGENHAM) LIMITED
                                EXIDE FRANCE S.A.
                                FULMEN UK LIMITED
                                EXIDE AUTOMOTIVE S.A.
                                CMP BATTERIJEN N.V.
                                SOCIEDAD PORTUGUESA DO ACUMULADOR TUDOR S.A.
                                EXIDE DENMARK A/S
                                GEMALA SWEDEN AB
                                CENTRA S.A.
                                DETA AKKUMULATORENWERK GMBH
                                MAREG ACCUMULATOREN GMBH
                                FRIWO SILBERKRAFT MBH
                                EXIDE SONNAK A/S
                                CMP BATTERIJEN S.A.
                                EXIDE AUTOMOTIVE S.A.
                                EXIDE LENDING LIMITED

                                each as a Guarantor, subject to the limitations, if any, contained in Schedule 10.1

                                By:_____________________________________________
                                Name:
                                Title:

                                GBC, INC.
                                as a Guarantor



                                By:_____________________________________________
                                Name:
                                Title:



                                GENERAL BATTERY CORPORATION
                                as a Guarantor



                                By:  Exide Investments, Inc., trustee

                                By:_____________________________________________
                                Name:
                                Title:

                                EXIDE INTERNATIONAL, INC.
                                as a Guarantor


                                By:_____________________________________________
                                Name:
                                Title:

LEHMAN BROTHERS INC., as Arranger


By:_________________________________________
   Name:
   Title:

LEHMAN COMMERCIAL PAPER INC., as
Syndication Agent and as a Lender


By:_________________________________________
   Name:
   Title:



CREDIT SUISSE FIRST BOSTON, as
 Arranger and as Administrative Agent


By:_________________________________________
  Name:
  Title:

By:_________________________________________
  Name:
  Title:

CREDIT SUISSE FIRST BOSTON, as a
 Lender


By:_________________________________________
  Name:
  Title:

By:_________________________________________
  Name:
  Title:

LEHMAN BROTHERS BANKHAUS AG


By:_________________________________________
  Name:
  Title:

ALPHA CREDIT BANK A.E.


By:_________________________________________
  Name:
  Title:

BANK OF MONTREAL


By:_________________________________________
  Name:
  Title:

BANQUE PARIBAS


By:_________________________________________
  Name:
  Title:

BANK POLSKA KASA OPIEKI S.A. - PEKAO S.A.


By:_________________________________________
  Name:
  Title:

SCOTIABANK EUROPE PLC


By:_________________________________________
  Name:
  Title:

BANCA POPOLARE DI BERGAMO-CREDITO
VARESINO S.C.A.R.L.

By:_________________________________________
  Name:
  Title:

BANKBOSTON, N.A.


By:_________________________________________
  Name:
  Title:

BANQUE ET CAISSE D'EPARGNE DE L'ETAT,
LUXEMBOURG

By:_________________________________________
  Name:
  Title:

BHF BANK AKTENGESELLSCHAFT


By:_________________________________________
  Name:
  Title:

BANQUE NATIONALE DE PARIS


By:_________________________________________
  Name:
  Title:

BANCO ESPIRITO SANTO E COMERCIAL DE
LISBOA S.A.

By:_________________________________________
  Name:
  Title:

COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE NEW YORK BRANCH

By:_________________________________________
  Name:
  Title:

COMERICA BANK


By:_________________________________________
  Name:
  Title:

CREDIT AGRICOLE INDOSUEZ


By:_________________________________________
  Name:
  Title:

DAI-ICHI KANGYO BANK, LTD.


By:_________________________________________
  Name:
  Title:

DRESDNER BANK AG NEW YORK & GRAND
CAYMAN BRANCHES

By:_________________________________________
  Name:
  Title:

NBD BANK


By:_________________________________________
  Name:
  Title:

FIRST UNION NATIONAL BANK


By:_________________________________________
  Name:
  Title:

CORESTATES BANK, N.A.


By:_________________________________________
  Name:
  Title:

INDUSTRIAL BANK OF JAPAN, LIMITED
NEW YORK BRANCH

By:_________________________________________
  Name:
  Title:

OSTERREICHISCHE INVESTITIONSKREDIT AG


By:_________________________________________
  Name:
  Title:

MEESPIERSON N.V.


By:_________________________________________
  Name:
  Title:

MELLON BANK, N.A.


By:_________________________________________
  Name:
  Title:

THE MITSUBISHI TRUST & BANKING CORPORATION


By:_________________________________________
  Name:
  Title:

ISTITUTO BANCARIO SAN PAOLO DI
TORINO, S.P.A.

By:_________________________________________
  Name:
  Title:

SOCIETE GENERALE


By:_________________________________________
  Name:
  Title:

THE SUMITOMO BANK, LIMITED


By:_________________________________________
  Name:
  Title:

THE SUMITOMO TRUST & BANKING CO., LTD.


By:_________________________________________
  Name:
  Title:

TORONTO DOMINION (TEXAS), INC.


By:_________________________________________
  Name:
  Title:

PEOPLES SECURITY LIFE INSURANCE COMPANY


By:_________________________________________
  Name:
  Title:

FRANKLIN FLOATING RATE TRUST


By:_________________________________________
  Name:
  Title:

ING HIGH INCOME PRINCIPAL PRESERVATION
FUND HOLDINGS, LDC

By:  ING CAPITAL ADVISORS, INC.,
     as Investment Advisor

By:_________________________________________
  Name:
  Title:

ARCHIMEDES FUNDING, L.L.C.

By:  ING CAPITAL ADVISORS, INC.,
     as Collateral Advisor

By:_________________________________________
  Name:
  Title:

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


By:_________________________________________
  Name:
  Title:

METROPOLITAN LIFE INSURANCE COMPANY


By:_________________________________________
  Name:
  Title:

ORIX USA CORPORATION


By:_________________________________________
  Name:
  Title:

PARIBAS CAPITAL FUNDING LLC


By:_________________________________________
  Name:
  Title:

KZH HOLDING COMPANY III


By:_________________________________________
  Name:
  Title:

THE BANK OF SCOTLAND


By:_________________________________________
  Name:
  Title:

THE BANK OF NOVA SCOTIA


By:_________________________________________
  Name:
  Title:

NATEXIS BANQUE


By:_________________________________________
  Name:
  Title:

ALLIANCE CAPITAL MANAGEMENT L.P., as
Manager on behalf of Alliance Capital
Funding, L.L.C.
 By: Alliance Capital Management Corporation,
     General Partner of Alliance Capital
     Management L.P.


By:_________________________________________
   Name:
   Title:

ALLIANCE CAPITAL MANAGEMENT L.P., as
Manager on behalf of Alliance Investments
Limited
 By: Alliance Capital Management Corporation,
     General Partner of Alliance Capital
     Management L.P.


By:_________________________________________
   Name:
   Title:

BALANCED HIGH YIELD FUND I LTD.,
 By: BHF-Bank Aktiengesellschaft, acting
     through its New York Branch, as
     attorney-in-fact


By:_________________________________________
   Name:
   Title:

CHASE SECURITIES INC, as Agent for The
Chase Manhattan Bank


By:_________________________________________
   Name:
   Title:

CYPRESSTREE INVESTMENT
MANAGEMENT COMPANY, INC.
 As: Attorney-in-Fact and on behalf of First
     Allmerica Financial Life Insurance
     Company as Portfolio Manager


By:_________________________________________
   Name:
   Title:

DELANO COMPANY
 By: Pacific Investment Management Company,
     as its Investment Advisor


By:_________________________________________
   Name:
   Title:

INDOSUEZ CAPITAL FUNDING IV, L.P.
 By: Indosuez Capital Luxembourg, as
     Collateral Manager


By:_________________________________________
   Name:
   Title:

KZH-CNC CORPORATION


By:_________________________________________
   Name:
   Title:

LEHMAN SYNDICATED LOANS INC.


By:_________________________________________
   Name:
   Title:

DEBT STRATEGIES FUND II, INC.


By:_________________________________________
   Name:
   Title:

MERRILL LYNCH GLOBAL INVESTMENT
SERIES: INCOME STRATEGIES PORTFOLIO
 By: Merrill Lynch Asset Management, as
     Investment Advisor


By:_________________________________________
   Name:
   Title:

MERRILL LYNCH, PIERCE, FENNER AND
SMITH INCORPORATED


By:_________________________________________
   Name:
   Title:

OSPREY INVESTMENTS MANAGEMENT
COMPANY
 By: Citibank, N.A., as Manager


By:_________________________________________
   Name:
   Title:

ROYALTON COMPANY
 By: Pacific Investments Management
     Company, as Investment Advisor


By:_________________________________________
   Name:
   Title:

SENIOR DEBT PORTFOLIO
 By: Boston Management and Research, as
     Investment Advisor


By:_________________________________________
   Name:
   Title:

WADDELL & REED FINANCIAL INC.


By:_________________________________________
   Name:
   Title:

COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE NEW YORK BRANCH


By:_________________________________________
   Name:
   Title:

                                                                       EXHIBIT A
                                                                       ---------

                     BORROWING SUBSIDIARY JOINDER AGREEMENT


          BORROWING SUBSIDIARY JOINDER AGREEMENT, dated as of May 27, 1998, made by Exide Italia S.p.A., an Italian corporation (the "Borrowing Subsidiary")
                                                     --------------------
pursuant to the Credit and Guarantee Agreement, dated as of December 19, 1997 (as amended by the First Amendment, dated as of May 27, 1998 and as may be further amended, supplemented or otherwise modified from time to time, the "Credit and Guarantee Agreement"), among Exide Corporation (the "Company"), the
-------------------------------                                  -------
Borrowing Subsidiaries from time to time parties thereto (the "Borrowing
                                                               ---------
Subsidiaries"; collectively with the Company, the "Borrowers"), the Subsidiary
------------                                       ---------
Guarantors from time to time parties thereto, the several Lenders from time to time parties thereto, Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") and Lehman Commercial Paper Inc., as
                    --------------------
syndication agent (in such capacity, the "Syndication Agent").  Unless otherwise
                                          -----------------
defined herein, terms defined in the Credit and Guarantee Agreement and used herein shall have the meanings given to them in the Credit and Guarantee Agreement.

          For good and valid consideration, the sufficiency of which hereby is acknowledged, the Borrowing Subsidiary hereby agrees as follows:

(a) It shall be a Borrowing Subsidiary for all purposes under the Credit and Guarantee Agreement and the documents executed in connection therewith.

(b) The Designated Maximum with respect to the Borrowing Subsidiary is $40,000,000.

(c) It shall (i) be bound by all covenants, agreements, acknowledgements and other terms and provisions applicable to it, as a Borrowing Subsidiary pursuant to the Credit and Guarantee Agreement and the documents executed in connection therewith to the same extent, and in the same manner, as if it (in its capacity as a Borrowing Subsidiary) were a direct party thereto and (ii) perform all obligations required of it pursuant to the Credit and Guarantee Agreement and such other documents.

          The Borrowing Subsidiary hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit and Guarantee Agreement (including, without limitation, all amendments, supplements and other modifications thereto) and each of the documents referred to therein (including, without limitation, all amendments, supplements and other modifications thereto).

          The Borrowing Subsidiary hereby represents and warrants that (a) all representations and warranties contained in the Credit and Guarantee Agreement and such other documents which are applicable to it (after giving effect to this Borrowing Subsidiary Joinder Agreement) are true and correct in all material respects and (b) immediately prior to and immediately after the effectiveness of this Borrowing Subsidiary Joinder Agreement, no Default or Event of Default shall have occurred and be continuing.

          The Company hereby agrees that its guarantees contained in Section 10 of the Credit and Guarantee Agreement shall remain in full force and effect after giving effect to this Borrowing Subsidiary Joinder Agreement.

          The address and jurisdiction of incorporation of the Borrowing Subsidiary is set forth in Annex I to this Borrowing Subsidiary Joinder Agreement.

          THIS BORROWING SUBSIDIARY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned has caused this Borrowing Subsidiary Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.


                                    EXIDE ITALIA S.P.A.


                                    By: ______________________________________
                                      Title:

                                    EXIDE CORPORATION


                                    By: ______________________________________
                                      Title:

ACKNOWLEDGED AND AGREED TO;
--------------------------

CREDIT SUISSE FIRST BOSTON, as Administrative Agent


By: ___________________________________
  Title:

                                                                         Annex I
                                                                         -------


              Administrative Information for Borrowing Subsidiary

                                                                       Exhibit B
                                                                       ---------

                         FOREIGN OBLIGATIONS GUARANTOR
                               JOINDER AGREEMENT


          FOREIGN OBLIGATIONS GUARANTOR JOINDER AGREEMENT, dated as of May 27, 1998, made by Exide Italia S.p.A., an Italian corporation (the "Subsidiary
                                                                ----------
Guarantor") pursuant to the Credit and Guarantee Agreement, dated as of December
---------
19, 1997 (as amended by the First Amendment, dated as of May 27, 1998 and as may be further amended, supplemented or otherwise modified from time to time, the

"Credit and Guarantee Agreement"), among Exide Corporation (the "Company"), the
-------------------------------                                  -------
Borrowing Subsidiaries parties thereto (the "Borrowing Subsidiaries";
                                             ----------------------
collectively with the Company, the "Borrowers"), the Subsidiary Guarantors from
                                    ---------
time to time parties thereto, the several Lenders from time to time parties thereto, Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") and Lehman Commercial Paper Inc., as syndication
     --------------------
agent (in such capacity, the "Syndication Agent").  Unless otherwise defined
                              -----------------
herein, terms defined in the Credit and Guarantee Agreement and used herein shall have the meanings given to them in the Credit and Guarantee Agreement.

          For good and valid consideration, the sufficiency of which hereby is acknowledged, the Subsidiary Guarantor hereby agrees as follows:

(a) It shall be a Foreign Subsidiary Guarantor for all purposes under the Credit and Guarantee Agreement and the documents executed in connection therewith, and, as such, shall guarantee, to the extent set forth in the Credit and Guarantee Agreement, the Foreign Obligations.

(b) It shall (i) be bound by all covenants, agreements, acknowledgements and other terms and provisions applicable to it, as a Foreign Subsidiary Guarantor pursuant to the Credit and Guarantee Agreement and the documents executed in connection therewith to the same extent, and in the same manner, as if it (in its capacity as a Foreign Subsidiary Guarantor) were a direct party thereto and (ii) perform all obligations required of it pursuant to the Credit and Guarantee Agreement and such other documents in such capacity.

          The Subsidiary Guarantor hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit and Guarantee Agreement (including, without limitation, all amendments, supplements and other modifications thereto) and each of the documents referred to therein (including, without limitation, all amendments, supplements and other modifications thereto).

          The Subsidiary Guarantor hereby represents and warrants that (a) all representations and warranties contained in the Credit and Guarantee Agreement and such other documents which are applicable to it (after giving effect to this Foreign Obligations Guarantor Joinder Agreement) are true and correct in all material respects and (b) immediately prior to and immediately after the effectiveness of this Foreign Obligations Guarantor Joinder Agreement, no Default or Event of Default shall have occurred and be continuing.

          The address and jurisdiction of incorporation of the Subsidiary Guarantor is set forth in Annex I to this Foreign Obligations Guarantor Joinder Agreement.

          THIS FOREIGN OBLIGATIONS GUARANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned has caused this Foreign Obligations Guarantor Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.


                                    EXIDE ITALIA S.P.A.


                                    By: ______________________________________
                                      Title:


ACKNOWLEDGED AND AGREED TO;
--------------------------

CREDIT SUISSE FIRST BOSTON, as Administrative Agent


By: ______________________________
  Title:

                                                                         Annex I
                                                                         -------


              Administrative Information for Subsidiary Guarantor